As filed with the Securities and Exchange Commission on April 29, 1999

                                                       Registration No. 33-97852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 5
                                -----------------
                          SOUTHLAND SEPARATE ACCOUNT L1
                              (Exact Name of Trust)



                        SOUTHLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                          5780 Powers Ferry Road, N.W.
                                Atlanta, GA 30340
              (Address of Depositor's Principal Executive Offices)



                                                Copy to:
                                                STEPHEN E. ROTH, ESQ.
B. SCOTT BURTON, ESQ.                           KIMBERLY J. SMITH, ESQ.
Senior Vice President and General Counsel       Sutherland Asbill & Brennan LLP
Southland Life Insurance Company                1275 Pennsylvania Avenue, NW
5780 Powers Ferry Road, N.W.                    Washington, D.C. 20004-2415
Atlanta, GA  30327                              (202) 383-0314

(Name and Address of Agent for Service)


                          ----------------------------


It is proposed that this filing will become effective:

         ___    on ____________, 1999 pursuant to paragraph (a) of Rule 485
         ___    60 days after filing pursuant to paragraph (a) of Rule 485
           x    on May 1, 1999 pursuant to paragraph (b) of Rule 485
         ___
         ___    immediately upon filing pursuant to paragraph (b) of Rule 485
         ___    this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of securities being registered: Variable life insurance policies.

                SOUTHLAND SEPARATE ACCOUNT L1 (File No. 33-97852)
                              Cross-Reference Table





Form N-8B-2 Item No.                        Caption in Prospectus


1, 2                                        Cover; Southland Life Insurance Company;
                                            Southland Separate Account L1

3                                           Inapplicable

4                                           Southland Life Insurance Company

5, 6                                        Southland Separate Account L1

7                                           Inapplicable

8                                           Financial Statements

9                                           Inapplicable

10(a), (b), (c), (d), (e)                   Policy Summary; Policy Values; Determining the
                                            Value in the Variable Subaccounts; Charges,
                                            Deductions and Refunds; Surrender; Partial Withdrawals;
                                            The Guaranteed Interest Account; Transfers of Account Value;
                                            Right to Convert Policy; Lapse; Reinstatement;
                                            Premiums

10(f)                                       Voting Privileges; Right to Change Operations

10(g), (h)                                  Right to Change Operations

10(i)                                       Tax Considerations; Detailed Information about the Variable
                                            Universal Life Policy; General Policy Provisions;
                                            The Guaranteed Interest Account

11, 12                                      Southland Separate Account L1

13                                          Policy Summary; Charges, Deductions and Refunds;
                                            Group or Sponsored Arrangements or Corporate Purchasers


Form N-8B-2 Item No.                        Caption in Prospectus
--------------------                        ---------------------

14, 15                                      Policy Summary; Free Look Period; General Policy Provisions;
                                            Applying for a Policy

16                                          Premiums; Allocation of Net Premiums; How We
                                            Calculate Accumulation Unit Values for Each
                                            Subaccount

17                                          Premium Payments Affecting Your Coverage;
                                            Surrender; Partial Withdrawal

18                                          Policy Summary; Tax Considerations; Detailed
                                            Information about the Variable Universal Life Policy;
                                            Southland Separate Account L1; Persistency Refund

19                                          Reports to Owners; Notification and Claims Procedures;
                                            Performance Information (Appendix B)

20                                          See 10(g) & 10(a)

21                                          Policy Loans

22                                          Policy Summary; Premiums; Grace Period; Southland
                                            Separate Account L1; Detailed Information
                                            about the Variable Universal Life Policy

23                                          Inapplicable

24                                          Inapplicable

25                                          Southland Life Insurance Company

26                                          Inapplicable

27, 28, 29, 30                              Southland Life Insurance Company

31, 32, 33, 34                              Inapplicable

35                                          Inapplicable

36                                          Inapplicable


Form N-8B-2 Item No.                        Caption in Prospectus
--------------------                        ---------------------

37                                          Inapplicable

38, 39, 40, 41(a)                           General Policy Provisions; Distribution of
                                            the Policies; Southland Life Insurance Company

41(b), 41(c), 42, 43                        Inapplicable

44                                          Determining the Value in the Variable Subaccounts;
                                            How We Calculate Accumulation Unit Values
                                            for Each Subaccount

45                                          Inapplicable

46                                          Partial Withdrawals; Detailed Information about
                                            the Variable Universal Life Policy

47, 48, 49, 50                              Inapplicable

51                                          Detailed Information about the Variable Universal
                                            Life Policy

52                                          Determining the Value in the Variable Subaccounts;
                                            Right to Change Operations

53(a)                                       Tax Considerations

53(b), 54, 55                               Inapplicable

56, 57, 58                                  Inapplicable

59                                          Financial Statements

                                   Prospectus

                 A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION FIXED
                  AND VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                        SOUTHLAND LIFE INSURANCE COMPANY
                                       AND
                          SOUTHLAND SEPARATE ACCOUNT L1





Consider carefully the policy charges, deductions, and refunds beginning on page 47 in this prospectus.


You should read this prospectus and keep it for future reference. A prospectus for each underlying fund portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.



Your Policy
         o is a flexible premium adjustable combination fixed and variable life insurance policy;
         o        is issued by Southland Life Insurance Company;
         o is guaranteed not to lapse during the first three policy years if you meet certain requirements; and
         o is returnable by you during the free look period if you are not satisfied.

YOUR POLICY PREMIUM PAYMENTS
         o        are flexible, so the premium amount and frequency may vary;
         o are allocated to variable investment subaccounts and the guaranteed interest account, based on your instructions;
         o are invested in shares of the underlying investment portfolios under each variable subaccount; and
         o can be invested in up to eighteen investment options, which include the guaranteed interest account, over the policy's lifetime.

YOUR ACCOUNT VALUE
         o is the sum of your holdings in the variable subaccounts, the guaranteed interest account and the loan account;
         o has no guaranteed minimum cash value under the variable subaccounts. The value varies with the value of the matching investment portfolio;
         o has a minimum guaranteed rate of return if you have allocated amounts to the guaranteed interest account; and
         o is subject to various expenses and charges, including possible surrender charges.

DEATH PROCEEDS
         o are paid if the policy is still in force when the insured person dies;
         o are equal to the death benefit minus outstanding policy loans, accrued loan interest and unpaid charges incurred before the insured person dies;
         o        are calculated under your choice of options;
                  * Option A- a stated death benefit
                  * Option B- a stated death benefit plus your account value;
                  and
         o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   MAY 1, 1999


ISSUED BY:                                  ADMINISTERED BY:                           UNDERWRITTEN BY:
Southland Life Insurance Company            Southland Customer Service Center          ING America Equities, Inc.
P.O. Box 173789                             P.O. Box 173789            (Envelope)      P. O. Box 173789
Denver, CO 80217-3789                       Denver, CO 80217-3789                      Denver, CO 80217-3789
                                            (800) 224-3035    (Tel)
THROUGH ITS:                                _____________________
Southland Separate Account L1
                                            FOR OVERNIGHT DELIVERY:

                                            1290 Broadway     (Envelope)
                                            Denver, CO 80203

TABLE OF CONTENTS


POLICY SUMMARY.................................................................8
         Your Policy...........................................................8
         Free Look Period .....................................................8
         Your Policy Premiums..................................................8
                  Allocation of Net Premiums...................................8
         Variable Subaccounts..................................................8
         Policy Values.........................................................9
                  Your Account Value in Variable Subaccounts...................9
         Transfers of Account Value...........................................10
         Special Policy Features..............................................10
                  Additional Benefits.........................................10
                  Dollar Cost Averaging.......................................10
                  Automatic Rebalancing.......................................10
                  Loans    ...................................................10
                  Partial Withdrawals.........................................10
                  Persistency Refund..........................................10
         Policy Modification, Termination and Continuation Features...........10
                  Right to Convert Policy.....................................10
                  Surrender...................................................10
                  Lapse    ...................................................10
                  Reinstatement...............................................11
                  Continuation of Coverage....................................11
         Death Benefits.......................................................11
         Charges and Deductions...............................................11
                  Deductions from Premium.....................................11
                  Deductions from the Variable Subaccounts....................11
                  Monthly Deductions from Your Account Value..................11
                  Policy Transaction Fees.....................................12
                  Surrender Charges...........................................12
         Tax Considerations...................................................12

INFORMATION ABOUT SOUTHLAND, THE VARIABLE ACCOUNT, THE INVESTMENT PORTFOLIOS
         AND THE GUARANTEED INTEREST ACCOUNT..................................13
         Southland Life Insurance Company.....................................13
         Year 2000 Preparedness...............................................13
         Southland Separate Account L1........................................14
                  Variable Account Structure..................................14
                  Order of Variable Account Liabilities.......................14
                  Variable Subaccounts........................................14
                  Investment Portfolios.......................................14
         Objectives of the Investment Portfolios..............................15
                  The Alger American Fund.....................................15
                  Fidelity Variable Insurance Products Fund and Variable
                     Insurance Products Fund II...............................16
                  INVESCO Variable Investment Funds, Inc......................17
                  Janus Aspen Series..........................................18
         The Guaranteed Interest Account......................................19
          MAXIMUM NUMBER OF INVESTMENT OPTIONS................................19

DETAILED INFORMATION ABOUT THE VARIABLE UNIVERSAL LIFE POLICY.................19
         Applying for a Policy................................................19
                  Policy Issuance.............................................20
         Temporary Insurance..................................................20

         Premiums ............................................................20
                  Scheduled Premiums..........................................20
                  Unscheduled Premium Payments................................21
                  Minimum Annual Premium......................................21
                  Special Continuation Period.................................21
                  Allocation of Net Premiums..................................22
         Premium Payments Affect Your Coverage................................22
                  Modified Endowment Contracts................................22
         Death Benefits.......................................................23
                  Base Death Benefit..........................................24
                  Death Benefit Options.......................................24
                  Changes in Death Benefit Options............................25
                  Changes in Death Benefit Amounts............................26
                  Guaranteed Minimum Death Benefit............................27
                  Requirements to Maintain the Guarantee Period...............27
         Additional Benefits..................................................28
                  Adjustable Term Insurance Rider.............................29
                  Additional Insured Rider....................................30
                  Exchange of Insured Rider...................................30
                  Waiver of Cost of Insurance Rider...........................30
                  Waiver of Specified Premium Rider...........................30
                  Accidental Death Benefit Rider..............................30
                  Children's Insurance Rider .................................30
                  Guaranteed Insurability Rider...............................30
                  Guaranteed Minimum Death Benefit Rider......................30
         Special Features.....................................................30
                  Policy Maturity.............................................30
                  Continuation of Coverage....................................31
                  Right to Convert Policy.....................................31
         Policy Values........................................................31
                  Account Value...............................................31
                  Net Account Value...........................................31
                  Cash Surrender Value........................................31
                  Net Cash Surrender Value....................................31
                  Determining the Value in the Variable Subaccounts...........32
                  How We Calculate Accumulation Unit Values for Each
                      Subaccount..............................................32
         Transfers of Account Value...........................................33
                  Excessive Trading...........................................33
                  Guaranteed Interest Account Transfers.......................33
         Dollar Cost Averaging................................................33
                  Changing Dollar Cost Averaging..............................34
                  Terminating Dollar Cost Averaging...........................34
         Automatic Rebalancing................................................34
                  Changing Automatic Rebalancing..............................35
                  Terminating Automatic Rebalancing...........................35
         Policy Loans.........................................................35
                  Loan Repayment..............................................36
                  Preferred Loans.............................................36
                  Loans and Your Benefits.....................................36
         Partial Withdrawals..................................................37
                  Partial Withdrawals under Death Benefit Option A............37
                  Partial Withdrawals under Death Benefit Option B............37
                  Stated Death Benefit and Target Death Benefit Reductions....37
                  Partial Withdrawal Mechanics................................38

         Lapse    ............................................................38
                  Grace Period................................................38
                  If You Have the Guaranteed Minimum Death Benefit in Effect..38
         Reinstatement........................................................39
         Surrender............................................................40
         General Policy Provisions............................................40
                  Free Look Period ...........................................40
                  Your Policy.................................................41
                  Age      ...................................................41
                  Ownership...................................................41
                  Beneficiary(ies)............................................41
                  Collateral Assignment.......................................42
                  Incontestability............................................42
                  Misstatements of Age or Gender..............................42
                  Suicide  ...................................................42
                  Transaction Processing......................................42
                  Notification and Claims Procedures..........................43
                  Telephone Privileges........................................43
                  Non-participation...........................................43
                  Distribution of the Policies................................43
                  Advertising Practices and Sales Literature..................44
                  Settlement Provisions.......................................44
         Administrative Information About the Policy..........................45
                  Voting Privileges...........................................45
                  Material Conflicts..........................................46
                  Right to Change Operations..................................46
                  Reports to Owners...........................................47

CHARGES, DEDUCTIONS AND REFUNDS...............................................47
         Deductions from Premiums.............................................47
                  Tax Charges.................................................47
                  Sales Charge................................................48
         Daily Deductions from the Variable Account...........................48
                  Mortality and Expense Risk Charge...........................48
         Monthly Deductions from Your Account Value...........................48
                  Initial Policy Charge.......................................49
                  Monthly Administrative Charge...............................49
                  Cost of Insurance Charge....................................49
                  Guaranteed Minimum Death Benefit Charge.....................50
                  Charges for Additional Benefits.............................50
                  Changes in Monthly Charges..................................50
         Policy Transaction Fees..............................................50
                  Partial Withdrawals.........................................50
                  Transfers...................................................50
                  Premium Allocation Change...................................50
                  Illustrations...............................................50
         Persistency Refund...................................................50
         Surrender Charge.....................................................51
                  Administrative Surrender Charge.............................51
                  Sales Surrender Charge......................................52
                  Calculation of Surrender Charge Example.....................53
         Fees and Expenses of the Investment Portfolios.......................53
         Group or Sponsored Arrangements or Corporate Purchasers..............55
         Other Charges........................................................55

TAX CONSIDERATIONS............................................................55
         Tax Status of the Policy.............................................55
         Diversification Requirements.........................................56
         Tax Treatment of Policy Death Benefits...............................56
         Modified Endowment Contracts.........................................56
         Multiple Policies....................................................57
         Distributions Other than Death Benefits from Modified Endowment
            Contracts.........................................................57
         Distributions Other than Death Benefits from Policies That Are Not
            Modified Endowment Contracts......................................57
         Investment in the Policy.............................................57
         Policy Loans.........................................................57
         Section 1035 Exchanges...............................................57
         Tax-exempt Policy Owners.............................................57
         Possible Tax Law Changes.............................................58
         Changes to Comply with the Law.......................................58
         Other    ............................................................58

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES, AND
         ACCUMULATED PREMIUMS.................................................60

ADDITIONAL INFORMATION........................................................64
         Directors and Officers...............................................64
         Regulation...........................................................66
         Legal Matters........................................................66
         Legal Proceedings....................................................66
         Experts  ............................................................66
         Registration Statement...............................................66

FINANCIAL STATEMENTS..........................................................67

APPENDIX A...................................................................141
         Death Benefit Corridor Factors......................................141

APPENDIX B...................................................................142
         Performance Information.............................................142

INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:

Account value..............................................................9, 31
Accumulation unit..........................................................9, 32
Accumulation unit value....................................................9, 32
Adjustable term insurance rider...............................................29
Age.......................................................................19, 41
Base death benefit............................................................24
Beneficiary(ies)..........................................................11, 41
Cash surrender value...........................................................9
Customer service center........................................................2
Continuation of coverage......................................................31
Death proceeds................................................................24
Free look period..............................................................40
General account...............................................................14
Guarantee period..............................................................27
Guarantee period annual premium...............................................27
Guaranteed interest account...................................................19
Guaranteed minimum death benefit..............................................27
Initial premium...............................................................20
Insured.......................................................................19
Investment date...............................................................20
Investment option.............................................................19
Loan account..................................................................36
Minimum annual premium........................................................21
Monthly processing date.......................................................20
Net account value..........................................................9, 31
Net amount at risk.........................................................9, 49
Net cash surrender value.......................................................9
Net premium................................................................8, 22
Owner......................................................................8, 41
Partial withdrawal............................................................37
Policy.....................................................................8, 41
Policy date...................................................................20
Policy loan...................................................................35
Portfolios.................................................................9, 14
Rider.....................................................................10, 28
Scheduled premium.............................................................20
Segment.......................................................................26
Special continuation period...................................................21
Stated death benefit..........................................................24
Surrender charge..............................................................51
Target death benefit..........................................................24
Target premium................................................................52
Transaction date..............................................................32
Valuation date.................................................................9
Valuation period...........................................................9, 32
Variable account..............................................................14
Variable subaccounts(s).......................................................14

POLICY SUMMARY

THIS SUMMARY HIGHLIGHTS SOME OF THE IMPORTANT POINTS ABOUT YOUR POLICY. THE POLICY IS MORE FULLY DESCRIBED IN THE ATTACHED, COMPLETE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY. "WE," "US," "OUR," THE "COMPANY" AND "SOUTHLAND" REFER TO SOUTHLAND LIFE INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE POLICY OWNER. THE OWNER IS THE INDIVIDUAL, ENTITY, PARTNERSHIP, REPRESENTATIVE OR PARTY WHO MAY EXERCISE ALL RIGHTS OVER THE POLICY AND RECEIVE THE POLICY BENEFITS DURING THE INSURED PERSON'S LIFETIME.

ANY STATE VARIATIONS ARE COVERED IN A SPECIAL POLICY FORM FOR USE IN THAT STATE. THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. YOUR ACTUAL POLICY AND ANY RIDERS ARE THE CONTROLLING DOCUMENTS. IF YOU WOULD LIKE TO REVIEW A COPY OF THE POLICY AND RIDERS, CONTACT OUR CUSTOMER SERVICE CENTER.


YOUR POLICY

Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications, and any riders, amendments or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access your policy value by taking loans or partial withdrawals. You may also surrender your policy for its net cash surrender value. When the insured person reaches age 100 the policy can be surrendered or continued under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 31.

LIFE INSURANCE IS NOT A SHORT-TERM INVESTMENT. YOU SHOULD EVALUATE YOUR NEED FOR LIFE INSURANCE COVERAGE AND THIS POLICY'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING A POLICY.


FREE LOOK PERIOD

You have the right to examine your policy and return it for a refund of premiums paid or the account value, as specified by state law, if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 40.


YOUR POLICY PREMIUMS

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
     o   for us to issue your policy;
     o   sufficient to keep your policy in force; and
     o   as necessary to continue certain benefits.

On your application, you choose how much and how often you want to pay premiums. Depending on your choices, it may not be enough to keep your policy or certain riders in force. The amount of premium you pay affects the length of time your policy stays in force. SEE PREMIUMS, PAGE 20.

ALLOCATION OF NET PREMIUMS

This policy has premium-based charges which are subtracted from your payments. We add the balance, or the net premium, to your policy based on your investment instructions. You may allocate the net premiums among one or more variable subaccounts, the guaranteed interest account, or both. You may not invest in more than eighteen investment options, including the guaranteed interest account, over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 19.

We apply net premium payments we have received from you to your policy after we:
     o   receive your initial premium;
     o   have the information we require;
     o   approve your policy application; and
     o   issue your policy.

You need to allocate your premiums to your investment choices in percentages that are in whole numbers and which total to 100%. SEE ALLOCATION OF NET PREMIUMS, PAGE 22.


VARIABLE SUBACCOUNTS

Any amount you direct into the guaranteed interest account is credited with interest at a fixed rate set by us. If you invest in any of the following variable subaccounts, depending on market conditions, you may make or lose money. The variable subaccounts are described in the prospectuses for the underlying investment portfolios.

Each variable subaccount investment portfolio has its own investment objective. SEE OBJECTIVES OF THE INVESTMENT PORTFOLIOS, PAGE 15.

THE ALGER AMERICAN FUND
Alger American Growth Portfolio
Alger American Leveraged AllCap Portfolio
Alger American MidCap Growth Portfolio
Alger American Small Capitalization Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP High Income Portfolio
VIP Money Market Portfolio
VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager Portfolio
VIP II Contrafund Portfolio
VIP II Index 500 Portfolio
VIP II Investment Grade Bond Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Equity Income Fund (formerly,
     INVESCO VIF - Industrial Income Portfolio)
INVESCO VIF-Utilities Fund

JANUS ASPEN SERIES
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Balanced Portfolio
Janus Aspen Growth Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Worldwide Growth Portfolio


POLICY VALUES

Your policy account value is the amount you have in the guaranteed interest account, plus the amount you have in variable subaccounts. If you have outstanding policy loans, your account value includes the amount in the loan account. The loan account is part of our general account specifically designed to hold money used as collateral for loans and loan interest. The general account contains all of our assets other than those held in the variable account, or our other separate accounts.

Your account value reflects:
     o   net premiums;
     o   deductions for charges;
     o the investment performance of the amounts you have in the variable subaccounts;
     o interest earned on the amount you have in the guaranteed interest account;
     o   interest earned on the amount you have in the loan account; and
     o   partial withdrawals.

We subtract charges and partial withdrawals you take from your account value. You make a partial withdrawal when you withdraw part of your net cash surrender value. Partial withdrawals may reduce the amount of base death benefit, which may trigger a surrender charge.

We may deduct a surrender charge from your account value in the event of:
     o   surrender;
     o   policy lapse;
     o   requested reductions in the stated death benefit; or
     o   certain partial withdrawals.
SEE SURRENDER CHARGE, PAGE 51.

Your cash surrender value is equal to your account value minus any surrender charge.

Your net cash surrender value is equal to the cash surrender value minus outstanding policy loans and accrued loan interest, if any.

Your net account value is equal to the account value minus outstanding policy loans and accrued loan interest, if any.

YOUR ACCOUNT VALUE IN VARIABLE SUBACCOUNTS

Accumulation units are the way we measure value in the variable subaccounts. Accumulation unit value is the value of a unit of a variable subaccount on the valuation date. Each variable subaccount has a different accumulation unit value. SEE DETERMINING THE VALUE OF THE VARIABLE SUBACCOUNTS, PAGE 32.

On each valuation date, we determine the accumulation unit values. The accumulation unit value for each variable subaccount reflects the investment performance of the matching investment portfolio during the valuation period. The valuation period is the time beginning at 4:00 p.m. Eastern time on a valuation date and ending at 4:00 p.m. Eastern time on the next valuation date. Each accumulation unit value reflects asset-based charges charged under the policy, and the expenses of the investment portfolios. SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH SUBACCOUNT, PAGE 32.

TRANSFERS OF ACCOUNT VALUE

You may make up to twelve free transfers among the variable subaccounts or to the guaranteed interest account per policy year. We charge $25 for each transfer after the first twelve in a policy year. This charge does not apply to any automatic rebalancing or dollar cost averaging transfers--they are free. There are restrictions on transfers to or from the guaranteed interest account. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 33.


SPECIAL POLICY FEATURES

ADDITIONAL BENEFITS

You may attach certain additional benefits to your policy by rider. A rider changes benefits under your policy. In most cases we deduct a monthly charge from your account value for these benefits. SEE ADDITIONAL BENEFITS, PAGE 28.

DOLLAR COST AVERAGING

You may choose dollar cost averaging on your application or on a separate customer service form. Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 33.

AUTOMATIC REBALANCING

You may choose to have automatic rebalancing on your policy. Automatic rebalancing periodically reallocates your net account value among the investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 34.

LOANS

You may take loans against your policy's net cash surrender value. We charge a maximum annual loan interest rate of 6%. We credit an annual interest rate of 4% on amounts held in the loan account as collateral for your loan. SEE POLICY LOANS, PAGE 35.

PARTIAL WITHDRAWALS

You may withdraw part of your net cash surrender value any time after your first policy year. You may take up to twelve partial withdrawals per policy year. We charge the lesser of $25 or 2% of the withdrawal amount for each withdrawal after the first withdrawal in a policy year. Partial withdrawals may reduce the death benefit and will reduce your account value. Surrender charges may apply. SEE PARTIAL WITHDRAWALS, PAGE 37.

PERSISTENCY REFUND

After your tenth policy anniversary, where permitted by state law, we credit your account value with a persistency refund on every monthly processing date. SEE PERSISTENCY REFUND, PAGE 50.


POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO CONVERT POLICY

For 24 months after the policy date you can convert your policy to a guaranteed policy, unless state law requires differently. The right to convert your policy is free. SEE RIGHT TO CONVERT POLICY, PAGE 31.

SURRENDER

You may surrender your policy for its net cash surrender value at any time while the insured person is living.

We calculate your net cash surrender value on the valuation date we receive your request and policy at our customer service center. All insurance coverage ends on the date we receive your request. You must return your policy or a lost policy form to us. SEE SURRENDER, PAGE 40.

LAPSE

In general, insurance coverage continues as long as your policy's net cash surrender value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first three years of your policy if the conditions of the special continuation period have been met. SEE LAPSE, PAGE 38, AND SPECIAL CONTINUATION PERIOD, PAGE 21.

REINSTATEMENT

You may reinstate your policy and its riders within five years of its lapse if you still own the policy and the insured person is still living.

You will need to give proof that the insured person continues to be insurable. You will need to pay required reinstatement premiums.

If the guaranteed minimum death benefit lapses and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate this feature.

We will reinstate any policy loans existing when coverage ended, with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 39.

CONTINUATION OF COVERAGE

If the insured person is still living on the maturity date or the policy anniversary when the insured person reaches age 100, you may either surrender your policy or choose the continuation of coverage feature. SEE CONTINUATION OF COVERAGE, PAGE 31.


DEATH BENEFITS

At the insured person's death, we pay death proceeds to the beneficiary(ies) if your policy is still in force. The beneficiary(ies) is(are) the person or people you name to receive the death proceeds. The death proceeds equal the base death benefit plus amounts payable by rider, minus the amount of your outstanding policy loan and accrued loan interest. Based on the death benefit you have chosen, the base death benefit varies.

The base death benefit does not include any adjustable term insurance rider you may have on your policy. The target death benefit includes any adjustable term insurance rider you may have on your policy plus your base death benefit. The total death benefit is at least equal to or greater than your target death benefit. The death benefit at issue may vary from the stated death benefit plus adjustable term insurance coverage for some 1035 exchanges.

The minimum stated death benefit to issue a policy is $50,000. However, we may lower this minimum for group or sponsored arrangements, or corporate purchasers. SEE DEATH BENEFITS, PAGE 23 .

You may change your base death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 26.


CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUM

We make the following deductions from each premium payment you make:

     1. Tax charges -- We currently deduct a charge of 2.5% of premiums for state and local taxes. We currently deduct a charge of 1.5% of each premium to cover our estimated cost of the federal income tax treatment of deferred acquisition costs. SEE TAX CHARGES, PAGE 47.

     2. Sales charge-- Currently, we deduct 4% of each premium to cover a portion of our expenses in selling your policy, until the total sum of your premium payments (for your stated death benefit and for any increases) equals ten "target" premiums. We guarantee that the sales charge percentage will never be more than 4%.

SEE DEDUCTIONS FROM PREMIUMS, PAGE 47.

DEDUCTIONS FROM THE VARIABLE SUBACCOUNTS

We assess a mortality and expense risk charge of 0.90% per year or 0.002466% per day against the variable subaccounts. This charge compensates us for mortality and expense risks under the policies. SEE DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT, PAGE 48.

MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE

We deduct the following charges from your account value at the beginning of each policy month:

     1.  Initial policy charge -- $20 per month for the first policy year.

     2. Monthly administrative charge -- currently, $6 per month. We guarantee that this charge will never exceed $10 per month.

     3. Cost of insurance charge -- Based on the net amount at risk on the life of the insured person.

         The amount of this charge differs for:
         o    the segments of the base death benefit; and
         o    the adjustable term insurance rider.

     4. Guaranteed Minimum Death Benefit -- If you elect this provision, we currently charge $0.005 per $1,000 of stated death benefit. We guarantee that this charge will never exceed $0.01 per $1,000 of stated death benefit.

     5. Charges for additional benefits -- The cost of additional benefits you choose. The adjustable term insurance rider charge is included in the cost of insurance charge.

SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 48.

POLICY TRANSACTION FEES

We deduct policy transaction fees from your account value at the time of the transaction.

The following are the current transaction fees.

     1. Partial withdrawal fee -- The first withdrawal each policy year is free. After that, we charge $25 or 2% of the withdrawal amount, whichever is less.

     2. Transfer fee -- We allow twelve free transfers among investment options per policy year. For each transfer beyond that, a $25 fee applies.

     3. Illustrations -- You may request one free illustration per policy year. For each illustration beyond that, a $25 fee may apply.

     4. Premium Allocation Change --You may make five free premium allocation changes per policy year. For each premium allocation change beyond that, a $25 fee applies.

SEE POLICY TRANSACTION FEES, PAGE 50.

SURRENDER CHARGES

During the first fourteen years of your policy or an additional segment, we assess a surrender charge if you:
     o   surrender the policy;
     o reduce the stated death benefit (other than by changing the death benefit option);
     o   let your policy lapse; or
     o   take a partial withdrawal which reduces your stated death benefit.

The charge is made up of the administrative surrender charge, plus the sales surrender charge.

The administrative surrender charge is $4 per each $1,000 of stated death benefit. The sales surrender equals 46% of actual premiums paid, up to one target premium, plus 44% of premiums paid between one and two target premiums. The maximum sales surrender charge for each death benefit segment will be shown in the schedule attached to your policy.
SEE SURRENDER CHARGE, PAGE 51.


TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 55.

Assuming the policy qualifies as a life insurance contract, under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However, depending on circumstances, the following events may cause taxable consequences for you:
     o   partial withdrawals;
     o   surrender; or
     o   lapse.

In addition to the events listed above, if your policy is a modified endowment contract, loans against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract, as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 56.

You should consult a qualified legal or tax adviser before you purchase your policy.

INFORMATION ABOUT SOUTHLAND, THE VARIABLE ACCOUNT, THE INVESTMENT PORTFOLIOS AND THE GUARANTEED INTEREST ACCOUNT

SOUTHLAND LIFE INSURANCE COMPANY

Southland Life Insurance Company is a stock life insurance company organized under the laws of the State of Texas in 1908. Our headquarters are located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia 30327-4390. We are admitted to do business in the District of Columbia and all states except New York and Vermont. Our total assets exceeded $2.2 billion, and our shareholder's equity exceeded $380 million on a generally accepted accounting principles basis as of December 31, 1998. (See Financial Statements.)

We have a complete line of life insurance products, including:
     o   annuities;
     o   individual life;
     o   group life; and
     o   pension products.

Southland is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $461.8 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1998.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is an affiliate of Southland and is a registered broker-dealer with the SEC and the NASD. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993, and is located at 1290 Broadway, Denver, Colorado 80203-5699.


YEAR 2000 PREPAREDNESS

Southland is aware of the computer problems that may exist surrounding the Year 2000. Our senior management projects information processing and delivery systems to complete their Year 2000 readiness preparations by December 31, 1999.

The Year 2000 problem originates from the predominant use in computer programs of a two-digit field to capture the year, for example 99 instead of 1999. When we reach the year 2000, many of these programs will assume the year 00 is actually 1900 rather than 2000. This incorrect assumption can lead to erroneous results, false calculations, or system failures. This is not only a computer problem, but also applies to other machinery or equipment containing computer chips that calculate dates for correct performance, the so-called "embedded systems". That is why errors, ranging from telephone shutdown to other services may occur as well. This potential risk is often referred to as the "Millennium Bug" or the "Year 2000 problem".

The problem is made more complex by the many lines of code that can be affected in a single system, the number of systems required to support business activities, and the interdependence of both the internal and external systems involved in exchanging data. This is particularly true for the financial services industry, where information is at the heart of the business and which depends heavily on the uninterrupted transfer of data world-wide, bank-to- bank and with clearing houses, exchanges, and agencies. If the potential problems are not addressed, this could in some cases result in business system failure. From a financial perspective, this could, for instance, lead to incorrect interest calculations or over/under payments.

The company's plan to resolve the Year 2000 issue involves the following four phases: assessment, remediation, testing, and implementation. The project plan covers Southland Life Insurance Company and affiliated companies Life Insurance Company of Georgia, Golden American Life Insurance Company and Security Life of Denver Insurance Company. We have followed our normal project management methodology including communication with senior management. The company's project team has completed the assessment phase of the plan and remediation efforts are underway. Testing of mission-critical systems is underway with implementation completion by December 31, 1999.

As part of our implemented project plan, the company has completed an inventory and assessment of substantially all vendor products to determine the extent to which the company may be vulnerable to such parties' failure to resolve their own Year 2000 issues. The company is assessing and is prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. Failure of certain third parties, for example, subaccount advisors, to complete their Year 2000 preparations could have an adverse effect on the company's operations. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the company's operations.

The company believes the risks of Year 2000 issues are mitigated by our Year 2000 project and contingency plans. These contingency plans involve, among other actions, manual processing, outsourcing, and adjusting staffing strategies.

The company designates each of the statements made by it herein as a Year 2000 Readiness Disclosure. Such statements are made pursuant to the Year 2000 Information and Readiness Disclosure Act (112 Stat.
2386).


SOUTHLAND SEPARATE ACCOUNT L1

VARIABLE ACCOUNT STRUCTURE

We established Southland Separate Account L1 (the "variable account") on February 25, 1994, under Texas insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the variable account or Southland.

The variable account is a separate investment account. It is used to support our variable life insurance policies, and for other purposes allowed by law and regulation. We keep the variable account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the variable account. We do not discuss these contracts in this prospectus. The variable account may invest in other securities not available for the policy described in this prospectus. The general account contains all of our assets other than those held in the variable account or other separate accounts. The company owns all the assets in the variable account. We credit gains to or charge losses against the variable account without regard to performance of other investment accounts.

ORDER OF VARIABLE ACCOUNT LIABILITIES

State law provides that we may not charge general account liabilities against variable account assets equal to its reserves and other liabilities. This means that in the event we were ever to become insolvent, the variable account assets will be used first to pay variable account policy claims. Only if assets remain in the variable account after these claims have been satisfied can these assets be used to pay other policy owners and our creditors.

The variable account may have liabilities from assets credited to other variable life policies offered by the variable account. If the assets of the variable account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

VARIABLE SUBACCOUNTS

The variable account has several subaccounts. Each subaccount invests in shares of a matching investment portfolio. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. Each investment portfolio has its own investment objective. These investment portfolios are not available directly to individual investors. They are only available as the underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who is not associated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the variable account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


OBJECTIVES OF THE INVESTMENT PORTFOLIOS

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its investment results and its risks. You must receive the current prospectus for each investment portfolio along with this prospectus. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolios' investment advisers. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance, and no representation is made, that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses. Currently, Fred Alger Management, Inc. is the only adviser compensating us. The amount of compensation is usually based on the aggregate assets of the investment portfolio from policies that we issue or administer. Some advisors may pay us more than others.

THE ALGER AMERICAN FUND

The Alger American Fund is a registered investment company organized on April 6, 1988. It is a multi- series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has provided investment advisory services since 1964.

Alger American Growth Portfolio -- seeks long-term capital appreciation.

     The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long-term capital appreciation.

     Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

     The portfolio can leverage, that is, borrow money, to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid for the money borrowed.

Alger American MidCap Growth Portfolio -- seeks long-term capital appreciation.

     The portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P(R)MidCap 400 Index.

Alger American Small Capitalization Portfolio -- seeks long-term capital appreciation.

     The portfolio focuses on small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization with the range of the Russell(R)2000 Growth Index or the S&P(R) SmallCap 600 Index.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

Fidelity Variable Insurance Products Fund ("VIP" established November 13, 1981) and Variable Insurance Products Fund II ("VIP II" established March 21, 1988) are open-end, diversified, management investment companies. These funds are organized as Massachusetts business trusts.

Fidelity Management & Research Company ("FMR") manages and provides investment and other services to the funds named here. However, Bankers Trust Company also provides subadvisory services for VIP II Index 500 Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946 and is one of America's largest mutual fund managers.

VIP Equity-Income Portfolio -- seeks reasonable income.

     The portfolio will also consider the potential for capital appreciation. The portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P(R)500. FMR's principal investment strategies include:
         o Investing at least 65% of total assets in income-producing equity securities, which tend to lead to investments in large cap "value" stocks.
         o Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.
         o    Investing in domestic and foreign issuers.
         o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP Growth Portfolio -- seeks capital appreciation.
         FMR's principal investment strategies include:
         o    Investing primarily in common stocks.
         o Investing in companies that it believes have above-average growth potential (stocks of those companies are often called "growth" stocks).
         o    Investing in domestic and foreign issuers.
         o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP High Income Portfolio -- seeks a high level of current income while also considering growth of capital.

         FMR's principal investment strategies include:
         o Investing at least 65% of total assets in income-producing debt securities, preferred stocks, and convertible securities with an emphasis on lower-quality debt securities.
         o Potentially investing in non-income producing debt securities, including defaulted securities and common stocks.
         o Investing in companies in troubled or uncertain financial condition.
         o    Investing in domestic and foreign issuers.
         o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

         FMR's principal investment strategies include:
         o Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements, and entering into reverse repurchase agreements.
         o Investing more than 25% of total assets in the financial services industry.
         o Investing in compliance with industry- standard requirements for money market funds for the quality, maturity and diversification of investments.

VIP Overseas Portfolio -- seeks long-term growth of capital.

         FMR's principal investment strategies include:
         o    Investing at least 65% of total assets in foreign securities.
         o    Investing primarily in common stocks.
         o Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

         o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

         FMR's principal investment strategies include:
         o Allocating the portfolio's assets among stocks, bonds, and short-term money market instruments.
         o Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term money market instruments.
         o Adjusting allocation among asset classes gradually within the following ranges: stock class (30% - 70%), bond class (20% - 60%), and short-term/money market class (0% - 50%).
         o    Investing in domestic and foreign issuers.
         o Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

VIP II Contrafund Portfolio -- seeks long-term capital appreciation.

         FMR's principal investment strategies include:
         o    Investing primarily in common stocks.
         o Investing in securities of companies whose value it believes is not fully recognized by the public.
         o    Investing in domestic and foreign issuers.
         o    Investing in either "growth" stocks or "value" stocks or both.
         o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP II Index 500 Portfolio -- seeks investment results that correspond to the total return of the common stocks publicly traded in the United States as represented by the S&P(R)500.

         Banker's Trust's principal investment strategies include:
         o Investing at least 80% of assets in common stocks included in the S&P(R)500.
         o    Lending securities to earn income for the portfolio.
         o VIP II Investment Grade Bond Portfolio -- seeks as high a level of current income as is consistent with the preservation of capital. FMR's principal investment strategies include:
         o    Investing in U.S. dollar-denominated investment grade bonds.
         o Managing the portfolio to have similar overall interest rate risk to Lehman Brothers Aggregate Bond Index(R).
         o    Allocating assets across different market sectors and maturities.
         o Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. ("VIF") is a registered, open-end management investment company. It was organized as a Maryland corporation on August 19, 1993. It is currently made up of ten diversified investment portfolios. Two of the investment portfolios are described here.

INVESCO Funds Group, Inc. ("IFG") is the Funds' investment adviser. As the adviser, it is mostly responsible for providing the portfolios with investment management, various administrative services, and supervising the Fund's daily business affairs.

INVESCO VIF-Equity Income Fund -- seeks high current income, with growth of capital as a secondary objective. (Prior to May 1, 1999, the fund was known as the INVESCO VIF Industrial Income Portfolio.)

     The fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher. Stocks held by the fund generally are expected to produce a relatively high level of income and a consistent, stable return. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the fund also may invest in companies that have not paid regular dividends. The fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts. The rest of the fund's assets are invested in debt securities, generally corporate bonds that are rated investment grade or better. The fund also may invest up to 15% of its assets in lower-grade debt securities, commonly known as "junk bonds," which generally offer higher interest rates, but are riskier investments than investment grade securities.

INVESCO VIF-Utilities Fund --seeks capital appreciation and income.

     The fund normally invests at least 80% of its assets in companies doing business in the utilities economic sector. The remainder of the fund's assets are not required to be invested in the sector.

     The fund is aggressively managed. Although the fund can invest in debt securities, it primarily invests in equity securities that IFG believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the value of equity securities.

JANUS ASPEN SERIES

Janus Aspen Series is a registered, open-end management investment company. It was organized as a Delaware business trust on May 20, 1993. It is currently made up of eleven investment portfolios. We describe five of these investment portfolios here.

Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios, providing continuous advice and recommendations concerning each portfolios investments.

Janus Aspen Aggressive Growth Portfolio -- seeks long-term growth of capital.

     The portfolio pursues its objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P(R) MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

Janus Aspen Balanced Portfolio -- seeks long-term growth of capital, consistent with preservation of capital and balanced by current income.

     The portfolio pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio invests normally at least 25% of its assets in fixed-income securities.

Janus Aspen Growth Portfolio -- seeks long-term growth of capital in a manner consistent with preservation of capital.

     The portfolio pursues its objective by investing primarily in common stocks selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

Janus Aspen International Growth Portfolio -- seeks long-term growth of capital.

     Normally, the portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

Janus Aspen Worldwide Growth Portfolio -- seeks long-term growth of capital in a manner consistent with preservation of capital.

     The portfolio pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even in a single country.

THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a part of the net premiums and transfers of your net account value into the guaranteed interest account. The guaranteed interest account is part of our general account which guarantees principal. It pays interest at a fixed rate that we declare.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest account under the Securities Act of 1933. Also, we have not registered the guaranteed interest account or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest account and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures included in this prospectus relating to the general account and the guaranteed interest account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The amount you have in the guaranteed interest account is the sum of net premiums you allocate to that account, plus transfers you made to the guaranteed interest account, plus interest earned.

Amounts you transfer out of or withdraw from the guaranteed interest account reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest account.

We declare the interest rate that applies to all amounts in the guaranteed interest account. These interest rates are never less than the minimum guaranteed interest rate of 3.5% and will be in effect for periods of at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest account on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest account.


MAXIMUM NUMBER OF INVESTMENT OPTIONS

You may invest in a total of eighteen investment options over the lifetime of your policy. Investment options consist of the variable subaccounts and the guaranteed interest account, but not the loan account. The loan account does not count toward the eighteen investment option maximum.

As an example, if you have had funds in seventeen variable subaccounts and the guaranteed interest account (or eighteen variable subaccounts), these are the only investment options to which you may later add or transfer funds. You may want to use fewer investment options in the early years of your policy, so that you can invest in other investment options in the future. Further, if you invest in eighteen variable subaccounts, you will not be able to invest in the guaranteed interest account.


DETAILED INFORMATION ABOUT THE VARIABLE UNIVERSAL LIFE POLICY

This prospectus describes our standard variable life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 60 are intended to show how the policy works.


APPLYING FOR A POLICY

You purchase a policy by submitting an application to us. On the policy date, the insured person must be no older than age 75. We may, in our sole discretion, issue a policy covering an insured over age 75. The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds. "Age" is the insured person's age on the birthday nearest the policy date plus the number of completed policy years since the policy date.

We may back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.

POLICY ISSUANCE

Before we issue a policy or apply your net premium to the investment options, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.

The investment date is the first date we apply the net premium payments we have received from you to your policy. Your initial premium is the premium we must receive before coverage can begin. The initial premium is the first premium we receive and apply to your policy. It must be at least equal to the sum of the scheduled premiums which are due from your policy date through your investment date.

We generally require a minimum stated death benefit of $50,000. We may reduce the minimum stated death benefit for group or sponsored arrangements or corporate purchasers. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum stated death benefit.

The policy date as shown on your policy schedule determines:
     o   monthly processing dates;
     o   policy months;
     o   policy years; and
     o   policy anniversaries.

It is not affected by the date you receive the policy. The policy date may be different from the date we receive your first premium payment. If the policy date is earlier, we charge monthly deductions from the policy date.


TEMPORARY INSURANCE

If you apply and qualify for it, we may issue temporary insurance in an amount equal to the face amount of insurance for which you applied. The maximum amount of temporary insurance is $1 million, which includes any in force coverage with us. This temporary insurance is in force as long as you meet all requirements.

Coverage begins when:

     1. you have completed and signed our conditional receipt or temporary insurance agreement, as applicable;

     2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and

     3.  parts I and II of the application are completed.

Temporary insurance coverage ends on the earliest of:
     o   the date we return your premiums;
     o five days after we mail notice of termination to the address on your application;
     o   the date your policy coverage starts;
     o   the date we refuse to issue you a policy based on your application; or
     o 90 days after you sign our conditional receipt or temporary insurance agreement, as applicable.

There is no death benefit under the temporary insurance agreement if:
     o there is a material misrepresentation in statements on your application;
     o the person or persons intended to be insured die by suicide or self-inflicted injury; or
     o   the bank does not honor your premium check.


PREMIUMS

You may choose the amount and frequency of premium payments, within limits.

SCHEDULED PREMIUMS

Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a monthly, quarterly, semiannual, or annual basis. You are not required to pay the scheduled premium.

Alternatively, you may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy. If you want one of two guaranteed minimum death benefit choices, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 27.

UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled premium payments at any time; however:

     1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments.

     2. We may require proof that the insured person is insurable if your unscheduled premium payments will cause the net amount at risk to increase; and

     3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you send us notice acknowledging the new modified endowment contract status for your policy.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 56 AND CHANGES TO COMPLY WITH THE LAW, PAGE 58.

If you have an outstanding policy loan and you make an unscheduled payment which is received by us before the maturity date we will consider this payment a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take out the tax and sales charges which apply to premium payments.

MINIMUM ANNUAL PREMIUM

You must pay a minimum annual premium during your first three policy years to qualify for the special continuation period.

Your minimum annual premium is based on:
     o   the insured person's age, gender, premium class and any rating;
     o   the stated death benefit of your policy; and
     o   any additional benefits you select.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group, or sponsored arrangements, or for corporate purchasers.

SPECIAL CONTINUATION PERIOD

The special continuation period is during the first three policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net cash surrender value, if on a monthly processing date:
     o the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus policy loans that you have taken, including accrued loan interest, is greater than or equal to;
     o the minimum monthly premiums for each policy month, starting with the first month of your policy through the current policy monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

On the monthly processing date, we deduct the monthly deductions from your account value.

During the first three years of your policy, if there is not enough net cash surrender value to pay the monthly deductions and you have satisfied our requirements, we do not permanently waive certain charges. Instead, we continue to deduct these charges. This deduction may result in your policy having negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly deductions owing. At the end of the special continuation period to avoid lapse of your policy, you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly deductions for the following two months. SEE LAPSE, PAGE 38.

ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we take premium-based charges from your premium payment. We add the net premium to your account value according to your instructions.

We apply net premiums we have received from you to your policy after:
     a) we receive the amount of premium required for your insurance coverage to begin;
     b) all issue requirements have been met and received by our customer service center;
     c)  we approve your policy application; and d) your policy is issued.

All amounts you designated for the guaranteed interest account will be allocated to that account. If your state requires return of your premium during the free look period we invest amounts you have designated for the variable subaccounts into the Fidelity VIP Money Market subaccount until 15 days after we issue your policy (deemed delivery time, plus a typical free look period which varies by state). If your state provides for return of account value during the free look period, we invest amounts you designated for the variable subaccounts directly into your selected investment portfolios. SEE FREE LOOK PERIOD , PAGE 40.

After we apply your initial net premium payment to your policy, we allocate any additional net premiums on the valuation date of receipt. After the free look period, we always use your most recent premium allocation instructions. Your instructions must specify percentages that are whole numbers totaling 100%.

You may invest in a maximum of eighteen investment options over the lifetime of your policy. The eighteen investment option maximum does not include the loan account. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 19.

You may make five free premium allocation changes per year. After the five free premium allocation changes, we charge you $25 for each additional allocation change per policy year. The $25 fee is withdrawn from each investment option pro rata to the amount in each investment option.


PREMIUM PAYMENTS AFFECT YOUR COVERAGE

Unless you have the guaranteed minimum death benefit feature or are in the special continuation period, your policy continues in effect only until your net cash surrender value no longer covers the monthly deductions for your benefits. If this happens, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 38, AND SEE GRACE PERIOD, PAGE 38 .

If you pay your minimum annual premium each year during the first three policy years, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net cash surrender value. SEE SPECIAL CONTINUATION PERIOD, PAGE 21.

Under the guaranteed minimum death benefit, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which can lapse and terminate during the guarantee period. You must meet all conditions of the guarantee. SEE GUARANTEED MINIMUM DEATH BENEFIT , PAGE 27.

MODIFIED ENDOWMENT CONTRACTS

There are special federal income tax rules for distributions from certain life insurance policies known as modified endowment contracts. These rules apply to distributions such as policy loans, surrenders, and partial withdrawals.

Whether or not these rules apply depends upon whether or not the premiums you paid are greater than the "seven-pay" limit. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 56.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium.

DEATH BENEFITS

You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance base coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available under your one policy.

When we issue your policy, we base the initial insurance coverage on the instructions in your application. The initial death benefit is the stated death benefit amount. You can add an adjustable term insurance rider for additional insurance coverage.

Death benefits are valued as of the date of death of the insured person. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy.

The adjustable term insurance rider acts as a bridge. It provides term insurance coverage which automatically adjusts to fill the gap between your total death benefit and your base death benefit depending on which death benefit option you choose. Generally, your stated death benefit may be no less than $50,000 to issue your policy.

We do not guarantee coverage provided by the adjustable term insurance rider under the guaranteed minimum death benefit.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce sales compensation. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 29.

                              DEATH BENEFIT SUMMARY

THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES AND NO REQUESTED OR SCHEDULED INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT.


                                          OPTION A                                            OPTION B

=================      =================================================     ===================================================
STATED DEATH           The amount of policy death benefit at issue, not      The amount of policy death benefit at issue, not
BENEFIT                including rider coverage. This amount stays           including rider coverage. This amount stays
                       level throughout the life of the policy.              level throughout the life of the policy.

BASE DEATH             The greater of the stated death benefit or the        The greater of the stated death benefit plus the
BENEFIT                account value multiplied by the death benefit         account value or, the account value multiplied by
                       corridor factor.                                      the death benefit corridor factor.

TARGET DEATH           Stated death benefit plus adjustable term             Stated death benefit plus adjustable term
BENEFIT                insurance rider benefit.  This amount remains         insurance rider benefit.  This amount remains
                       level throughout the life of the policy.              level throughout the life of the policy.

TOTAL DEATH            This is the total death proceeds. It is the grea      This is the total death proceeds. It is the greater
BENEFIT                of the target death benefit or the base death         of the target death benefit plus the account value
                       benefit.                                              or the base death benefit.

ADJUSTABLE TERM        The adjustable term insurance rider benefit is t      The adjustable term insurance rider benefit is the
INSURANCE RIDER        total death benefit minus base death benefit, bu      total death benefit minus the base death benefit,
BENEFIT                it will not be less than zero. If the account v       but it will not be less than zero. If the account
                       multiplied by the death benefit corridor factor       value multiplied by the death benefit corridor
                       greater than the stated death benefit, the            factor is greater than the stated death benefit plus
                       adjustable term insurance benefit will be             the account value, the adjustable term insurance
                       decreased. It will be decreased so that the sum       rider benefit will be decreased. It will be
                       the base death benefit and the adjustable term        decreased so that the sum of the base death
                       insurance rider benefit is not greater than the       benefit and the adjustable term insurance rider
                       target death benefit. If the base death benefit       benefit is not greater than the target death benefit
                       becomes greater than the target death benefit,        plus the account value. If the base death benefit
                       then the adjustable term insurance rider benefit      becomes greater than the target death benefit
                       zero.                                                 plus the account value, then the adjustable term
                                                                             insurance rider benefit is zero.

=================      =================================================     ===================================================


BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
     o   your choice of death benefit option;
     o   a change in your death benefit option;
     o increases to satisfy the federal income tax law definition of life insurance;
     o   partial withdrawals;
     o   increases or decreases in the stated death benefit; or
     o   a transaction which causes the base death benefit to change.

As long as your policy is in force, we will pay the death proceeds to your beneficiary when the insured person dies. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:
     o   your base death benefit; plus
     o   any rider benefits; minus
     o   your outstanding policy loan with accrued loan interest; minus
     o outstanding policy charges due before the insured person's date of death.

There could be outstanding policy charges if the insured dies while your policy is in the grace period or, during the three-year special continuation period.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options: option A or option B (described below). Your choice may result in your having a base death benefit which is greater than your stated death benefit. You may change your death benefit option after the policy date and before the continuation of coverage feature begins. SEE CHANGES IN DEATH BENEFIT OPTIONS, PAGE 25.

Under death benefit option A, your base death benefit is the greater of:

     1.  your stated death benefit on the date of the insured person's death; or

     2. your account value on the date of the insured person's death multiplied by the appropriate "Death Benefit Corridor Factor" from the table in Appendix A.

Under death benefit option B, your base death benefit is the greater of:

     1. your stated death benefit plus your account value on the date of the insured person's death; or

     2. your account value on the date of the insured person's death multiplied by the appropriate "Death Benefit Corridor Factor" from the table in Appendix A.

Under option A, positive investment performance is generally reflected in a reduced net amount at risk. This lowers your policy's total cost of insurance charges. Option A offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time. You should choose option B if you want to have investment performance reflected in your insurance coverage.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
     o   the insured person's age; and
     o   the insured person's gender.

We will adjust your policy to continue to qualify as life insurance under the federal income tax laws in existence at the time the policy was issued.

CHANGES IN DEATH BENEFIT OPTIONS

You may request a change in your death benefit option A or B after the policy date and before the continuation of coverage feature begins. Your death benefit option change is effective on your next monthly anniversary after we accept and approve your requested change, so long as at least five days remain before your monthly anniversary. If fewer than five days remain before your monthly anniversary, your death benefit option change is effective on your next monthly anniversary.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can note the change in your schedule. A death benefit option change applies to your entire stated death benefit.

For you to change from death benefit option A to option B, you must provide to us proof that the insured person is insurable under our normal rules of underwriting for your policy class, except in Florida. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

We may not allow you to change the death benefit option if it reduces the target or stated death benefit below the minimum we require to issue your policy.

On the effective date of your option change, your stated death benefit is changed as follows:


   Change       Change         Stated Death Benefit
    From          To            Following Change:
    ----          --            ----------------

  Option A -> Option B     your stated death benefit before the
                           change minus your gross account value as of the effective date of the change.

  Option B -> Option A     your stated death benefit before the
                           change plus your gross account value as of the effective date of the change.

We increase or decrease your stated death benefit to keep the net amount at risk the same on the date you change your death benefit option. Additionally, there is no change to the amount of term insurance if you have an adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 49.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option A to option B, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option B to option A, your stated death benefit is increased by the amount allocated to that segment. We do not impose a surrender charge for any decrease in your stated death benefit due to your changing your death benefit option. There is no change to the target premium. SEE SURRENDER CHARGE, PAGE 51.

CHANGES IN DEATH BENEFIT AMOUNTS

You may want to increase the target or stated death benefit under your policy. You may do this while your policy is in force and before the policy anniversary when the insured person turns age 76. You may request a decrease in the stated death benefit only after your second policy anniversary.

Contact our customer service center to request an increase or decrease in your policy death benefit. The request is effective as of the next monthly processing date after we receive your request and approve it, unless there are underwriting or other requirements which must be met before your request is effective. Any requested change in your coverage must be for at least $10,000.

After we approve your request, we send you a new schedule page for your policy which includes the:
     o   stated death benefit;
     o   benefit under applicable riders;
     o   guaranteed cost of insurance rates of each segment;
     o   guideline annual premium;
     o   new surrender charge; and
     o   target death benefit schedule.

Keep the new schedule with your policy. We may ask you to send your policy to us so that we can note the change in your schedule.

We may not approve a requested change if it will disqualify your policy as life insurance under the applicable federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 55. If you decrease your death benefit, you may not decrease your stated death benefit below $50,000 or the minimum we require to issue your policy.

There may be tax consequences as a result of a decrease in your death benefit, as well as a possible surrender charge. SEE TAX STATUS OF THE POLICY, PAGE 55, AND MODIFIED ENDOWMENT CONTRACTS, PAGE 56.

Requested reductions in the death benefit will first be applied to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide subsequent decreases in stated death benefit among your benefit segments pro rata unless state law requires differently.

You must provide satisfactory evidence that the insured person is still insurable in order to increase your death benefit.

Unless you tell us differently, we assume any request you make for an increase in your target death benefit is also a request for an increase to the stated death benefit. Thus, the amount of your adjustable term insurance rider will not change. You may change the target death benefit only once in a policy year.

The initial, or first segment, is the stated death benefit on the effective date of the policy. An increase in the stated death benefit (other than one caused by an option change) will cause a new segment to be created. The segment year begins on the segment effective date and ends one year later. The following may apply to each new segment:
     o a new minimum annual premium for the remainder of the first three years of your policy, if applicable;
     o   a new sales charge;
     o   new surrender charges;
     o   new cost of insurance charges, guaranteed and current;
     o   a new incontestability period;
     o   a new suicide exclusion period; and
     o   a new target premium.

A requested increase in your stated death benefit creates a new segment. Once we create a new segment, it is permanent unless state law requires differently. If an option change causes the stated death benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is(are) changed. If an option causes the stated death benefit to decrease, each segment is decreased.

To determine the applicable sales charge, premiums you pay after an increase are applied to your policy segments in the same proportion as the guideline annual premiums for each segment bears to the sum of the guideline annual premiums for all segments.

For each coverage segment, your schedule shows your guideline annual premiums.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

Usually, how long your policy remains in force depends on your policy's net cash surrender value. Because we deduct charges monthly from your net cash surrender value, your coverage lasts only as long as your net cash surrender value is enough to pay these charges and your account value is more than your loan interest due during the special continuation period. Your account value and the length of time your policy remains in force depend on:

     1.  timing and amount of any premium payments;

     2.  the investment performance of the variable subaccounts;

     3.  the interest you earn in the guaranteed interest account;

     4.  the amount of your monthly charges;

     5.  partial withdrawals you take; and

     6.  loan activity you may have.

By adding the guaranteed minimum death benefit rider to your policy, you can put one of two guaranteed minimum death benefit options in force. These options extend the period that your policy's stated death benefit remains in effect even if the variable subaccounts have poor investment performance. The two guaranteed minimum death benefit options vary primarily by the length of time they each cover for the guarantee period. The options provide for a guarantee period that lasts:

     1. under one guaranteed minimum death benefit option, until the later of ten policy years or until the insured person is age 65; or

     2. under the other guaranteed minimum death benefit option, the lifetime of the insured person so long as your policy is in force, or to the maturity date.

The guaranteed minimum death benefit coverage does not apply to any riders, including the adjustable term insurance rider. Therefore, if your net cash surrender value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force. See your policy to determine how your benefits are affected in this situation. SEE LAPSE, PAGE 38.

During the guarantee period, we will deduct a monthly charge from your account value. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 48.

This guaranteed minimum death benefit rider can only be added at the issue of your policy and is not available in some states.

REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

To qualify for the guaranteed minimum death benefit you must pay an annual premium higher than the minimum annual premium. This higher premium is called the guarantee period annual premium. The guarantee period monthly premium is equal to one-twelfth of the guarantee period annual premium. Your net account value must also meet certain diversification requirements.

Although the required guarantee period annual premium level is different for the two guarantee period options, the guaranteed minimum death benefit operates similarly for either option.

Your guarantee period annual premium depends on which of the two guarantee periods you choose, as well as:
     o   your policy's stated death benefit;
     o the insured person's age, gender, premium class and underwriting characteristics;
     o   the death benefit option you chose;
     o   additional rider coverage on your policy; and
     o   other additional benefits on your policy.

If your policy has no rider coverage, the guarantee period annual premium for the guarantee period for life will be equal to the guideline annual premium determined under the federal income tax law definition of life insurance. The guarantee period annual premium for the ten year or age 65 guarantee period will be the greater of the target premium or the minimum annual premium for each segment. The guarantee period annual premium for the guarantee period for life will be greater than that required for the ten year or age 65 guarantee period.

At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We calculate:
     o   actual premiums paid; minus
     o   the amount of any partial withdrawals you make; minus
     o   policy loans you take with accrued loan interest.
This amount must equal or exceed:
     o the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases. If your policy fails to meet this test on any monthly processing date, the guarantee period ends, and thus the guaranteed minimum death benefit lapses.

The guarantee period also ends if your net account value on any monthly processing date is not diversified as follows:

     1. you must invest your net account value in at least five investment options; and

     2. you may invest no more than 35% of your net account value in any one investment option.

Your policy will continue to meet the diversification requirements if:

     1. you have automatic rebalancing and you meet the two diversification tests listed above; or

     2. you have dollar cost averaging which results in transfers into at least four additional investment options with no more than 35% of any transfer directed to any one investment option.

SEE DOLLAR COST AVERAGING, PAGE 33, AND AUTOMATIC REBALANCING, PAGE 34.

If you fail to satisfy either the premium test or the diversification test and you do not correct it, this feature terminates. If you choose to activate the guaranteed minimum death benefit, you must make sure your policy satisfies the premium test and diversification test. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.


ADDITIONAL BENEFITS

Your policy may include additional benefits, which we attach by rider. A rider changes benefits under your policy and may or may not add an additional cost to your policy. If applicable, we deduct a monthly charge from your account value for each rider you choose. You may cancel these rider benefits at any time. If you choose any of these benefits your policy will include the details. Not all riders are available for all policies. You may schedule your term rider coverage to increase or decrease at issue. If you want to increase your scheduled benefits after issue of your rider, new guidelines may apply. Scheduled benefits are the kind and amount of benefits you choose under your policy over a stated period of time.

Periodically we may offer other riders than those listed here. You should contact your registered representative for a complete list of the riders now available.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 56, FOR INFORMATION ON THE POSSIBLE TAX EFFECTS OF ADDING OR CANCELING THESE BENEFITS.

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



ADJUSTABLE TERM INSURANCE RIDER

You may increase your death proceeds by adding an adjustable term insurance rider on the insured person's life. As the name suggests, the adjustable term insurance rider adjusts over time.

You specify a target death benefit when you apply for this rider. The target death benefit can be level or can be scheduled to change at the beginning of any policy year. We generally restrict your target death benefit to an amount not more than ten times your stated death benefit at issue. In other words, if your stated death benefit is $100,000, then the maximum amount of target death benefit we allow you is $1,000,000.

The death benefit for the adjustable term insurance rider is the difference between your total death benefit and your base death benefit. The death benefit automatically adjusts daily as your base death benefit changes. Total death benefit depends on which death benefit option is in effect:

     OPTION A: If option A is in effect, the total death benefit is the greater of:

                  a.  the target death benefit; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     OPTION B: If option B is in effect, the total death benefit is the greater of:

                  a.  the target death benefit plus the account value; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option A, assume your base death benefit increases as a result of an increase in your account value. The adjustable term insurance rider adjusts to provide death proceeds equal to your total death benefit in each year:


  Base Death   Total Death       Adjustable Term
   Benefit       Benefit      Insurance Rider Amount
   -------       -------      ----------------------

   $201,500     $250,000             $48,500
    202,500      250,000              47,500
    202,250      250,000              47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance would be zero.

The adjustable term insurance can never be less than zero. Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit is reduced below your target death benefit, the adjustable term insurance rider amount reappears to maintain the total death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 26.

We may deny any future, scheduled increases to your target death benefit if you cancel a scheduled change, or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option A to death benefit option B, and base decreases may reduce the amount of your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 37, AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 25.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect that month. The cost of insurance rates will be determined by us from time to time. They will be based on the issue age, gender, and premium class of the person insured, as well as the length of time since your policy date. The monthly guaranteed maximum cost of insurance rates for this rider will be in the policy. SEE COST OF INSURANCE CHARGE, PAGE 49.

There are no sales charges or surrender charges for this coverage. This means that an increase in your target death benefit which does not increase your

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



stated death benefit does not increase the total surrender charge for your policy. Further, a decrease in your adjustable term insurance rider coverage does not cause a surrender charge to be assessed. If the target death benefit schedule is increased by you after the rider is issued, we use the same rates for the entire coverage for this rider. These rates are based on the original premium class even though satisfactory new evidence of insurability is given to us for the increased schedule.

ADDITIONAL INSURED RIDER

This rider provides death benefits upon the death of immediate family members other than the insured person. You may add up to nine additional insured person riders to your policy. We require proof of insurability for each additional insured person. The minimum amount of coverage for each rider is $10,000. The maximum coverage for all additional insured persons is five times your policy's stated death benefit.

EXCHANGE OF INSURED RIDER

This rider allows you to change the insured person under your policy. You must provide satisfactory evidence of insurability for the new insured person. A change of the insured person may have federal income tax consequences. If you change the insured person, the cost of your future insurance charges may change, but your account value remains the same as of the date you make this change. Changing the insured person also means that there will be a new contestability period and suicide period. There is no charge for this rider.

WAIVER OF COST OF INSURANCE RIDER

If the insured person becomes totally disabled while your policy is in force, this rider provides that we waive the monthly expense charges, cost of insurance charges, and rider charges during the disability. This means that we do not deduct these amounts from your account value. You must meet all of our requirements for this rider to apply. If you add this rider to your policy, you may not add the waiver of specified premium rider.

WAIVER OF SPECIFIED PREMIUM RIDER

If the insured person becomes disabled while your policy is in force, this rider provides that we credit a specified premium amount monthly to your policy during the total disability of the insured person. There is a waiting period before this benefit applies. In your application, you select the amount of premium we credit, subject to our limits. If you add this rider to your policy, you may not add the waiver of cost of insurance rider.

ACCIDENTAL DEATH BENEFIT RIDER

This rider will pay the benefit amount selected by you if the insured dies as a result of an accident or if the insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the insured's age 70. The minimum amount of coverage is $10,000 and the maximum amount is the stated death benefit.

CHILDREN'S INSURANCE RIDER

This rider will allow you to add death benefit coverage on your children. It also provides that you may cover children upon birth or legal adoption without presenting evidence of insurability to us. The minimum amount of coverage is $1,000 per child and the maximum amount of coverage is $10,000 per child.

GUARANTEED INSURABILITY RIDER

This rider will allow you to increase your stated death benefit without providing us with evidence that the insured remains insurable during the policy. Increases are limited in amount and timing. If you add this rider to your policy, you may not add the guaranteed minimum death benefit rider.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

This rider provides that your stated death benefit will remain in force for the selected guarantee period regardless of the amount of your net cash surrender value, provided certain conditions are met. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 27.


SPECIAL FEATURES

POLICY MATURITY

If the insured person is still living on the maturity date or the policy anniversary when the insured person reaches age 100 and you do not want to exercise your right to continue the policy, you may surrender the policy for the net account value. Your policy then ends. Some part of this payment may be taxable. You should consult your tax adviser.

CONTINUATION OF COVERAGE

The continuation of coverage feature allows insurance coverage to continue in force beyond when the insured person reaches age 100. To become effective, your written request for the continuation of coverage feature must be received at our customer service center at least one year before the maturity date. If you choose the continuation of coverage feature to become effective, we:
     o transfer your net account value (excluding the amount in the loan account) into the guaranteed interest account;
     o   terminate all riders;
     o convert death benefit option A to death benefit option B, if applicable;
     o   convert your stated death benefit and target death benefit to zero; and
     o terminate investment features such as dollar cost averaging and automatic rebalancing.

You may make no further premium payments.

Your insurance coverage becomes the net account value and continues in force until the insured person's death, unless the policy lapses or is surrendered. However, we deduct no further cost of insurance charges. Your monthly deductions also cease when continuation of coverage begins.

Your net account value may not be transferred into the variable subaccounts after the insured person reaches age 100.

If you wish to stop coverage after the continuation of coverage feature begins, you may surrender your policy and receive the net account value. There is no surrender charge after the insured person reaches age 100. All normal consequences of surrender apply. SEE SURRENDER, PAGE 40, AND SURRENDER CHARGE, PAGE 51.

The continuation of coverage feature may not be available in all states.

The tax consequences of coverage continuing beyond when the insured person reaches age 100 are uncertain. You should consult a tax adviser as to those consequences.

RIGHT TO CONVERT POLICY

During the first 24 months after your policy date, you have the right to convert your policy to a guaranteed policy, unless state law requires differently. To do this, we transfer the amount you have in the variable subaccounts to the guaranteed interest account. We allocate all of your future net premiums only to the guaranteed interest account. We do not allow any future payments or transfers to the variable subaccounts when you exercise this right.

We will not charge you for the transfer to make this exchange. SEE THE GUARANTEED INTEREST ACCOUNT, PAGE 19.


POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest account, the variable subaccounts, and the loan account. Your account value reflects:
     o   net premiums;
     o   deductions for charges;
     o   partial withdrawals;
     o   investment performance of the variable subaccounts;
     o interest earned on the amount you have in the guaranteed interest account; and
     o   interest earned on the amounts you have in the loan account.

NET ACCOUNT VALUE

Your policy's net account value is your account value minus the amount of your outstanding policy loans and accrued loan interest.

CASH SURRENDER VALUE

Your cash surrender value is your account value minus any surrender charge.

NET CASH SURRENDER VALUE

Your net cash surrender value is your cash surrender value minus the amount of your outstanding policy loans and accrued loan interest.

DETERMINING THE VALUE IN THE VARIABLE SUBACCOUNTS

The amounts included in the variable subaccounts are measured by accumulation units and accumulation unit values.

The value of a variable subaccount is the accumulation unit value for that subaccount times the number of accumulation units you own in that subaccount. Each variable subaccount has a different accumulation unit value.

You purchase accumulation units of a subaccount whenever you allocate premium or make transfers to that subaccount. This includes transfers from the loan account.

We redeem accumulation units from the variable subaccounts:
     o   when you take a partial withdrawal;
     o when amounts are transferred from a variable subaccount (including transfers to the loan account);
     o   for the monthly deductions from your account value;
     o   for policy transaction charges;
     o   for surrender charges;
     o   on surrender; and
     o   to pay the death benefit when the insured person dies.

We calculate the number of variable subaccount accumulation units purchased or redeemed by:

     1.  dividing the dollar amount of your transaction by:

     2. the subaccount's accumulation unit value calculated at the close of business on the valuation date of the transaction.

The accumulation unit value is the value of an accumulation unit determined as of each valuation date. The accumulation unit value of each subaccount varies with the investment performance of the matching portfolio. It reflects:
     o   investment income;
     o   realized and unrealized capital gains and losses;
     o   investment portfolio expenses; and
     o daily mortality and expense risk charges we take from the variable account.


SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH SUBACCOUNT, PAGE 32.

The transaction date is the date we receive your premium, an acceptable request or other transaction request at our customer service center, so long as the date of receipt is a valuation date. Each valuation date ends at 4:00 p.m. Eastern time. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value as of the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable subaccounts goes up or down depending on investment performance.

FOR AMOUNTS IN THE VARIABLE SUBACCOUNTS, THERE IS NO GUARANTEED MINIMUM CASH VALUE.

HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH SUBACCOUNT

We determine accumulation unit values for the variable subaccounts on each valuation date.

We generally set the accumulation unit value for a subaccount at $10 on the date when the subaccount is first opened and begins accepting amounts. After that, the accumulation unit value on any valuation date is:

     1. the accumulation unit value for the preceding valuation date multiplied by

     2. the accumulation experience factor for that subaccount for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each subaccount every valuation date as follows:

     1. We take the share value of the underlying portfolio shares in the subaccount as reported to us by the investment portfolio manager as of the close of business on that valuation date.

     2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes from this amount.

     3. We divide the remaining amount by the share value of the underlying investment portfolio for the variable subaccount at the close of business on the previous valuation date.

     4. We then subtract a charge for the mortality and expense risk which we assume under your policy. The daily charge is .002466% of the accumulation unit value. This is an annual rate of .90% of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the additional number of days since the prior valuation date.

The result of these calculations is the accumulation experience factor for the valuation period.


TRANSFERS OF ACCOUNT VALUE

You may make up to twelve free transfers among the variable subaccounts, or the guaranteed interest account, in each policy year. You may not make transfers until after your free look period ends if your state requires a refund of premium during the free look period. We do not limit your number of transfers, but we charge a $25 fee for each transfer that you make after the first twelve in each policy year. We do not include transfers for automatic rebalancing or dollar cost averaging toward your twelve free transfers. You may not make transfers during the continuation of coverage period.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from only one investment option or be transferred to only one investment option, as long as the total amount you transfer is at least $100. However, if the amount remaining in a variable subaccount is less than $100 when you make a transfer request, we transfer the entire amount out of that subaccount.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses. Thus, we may limit excessive transfer activity.

Excessive transfers may cause:
     o   increased trading and transaction costs;
     o   disruption of planned investment strategies;
     o   forced and unplanned portfolio turnover;
     o   lost opportunity costs; and
     o the investment portfolios to have large asset swings that decrease their ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as a market timing service. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios, or to policyowners as a whole.

GUARANTEED INTEREST ACCOUNT TRANSFERS

You may transfer from the guaranteed interest account only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary are deemed to occur on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective as of the valuation date we receive it. Transfer requests made at any other time will not be processed.

Transfers from the guaranteed interest account are limited to the largest of:
     o 25% of your guaranteed interest account balance at the time of your first transfer or withdrawal out of it in that policy year;
     o the sum of the amounts you have transferred and withdrawn from the guaranteed interest account in the prior policy year; or
     o   $100.

Transfers of your account value into the guaranteed interest account are not restricted.


DOLLAR COST AVERAGING

If your account value in the Fidelity VIP Money Market subaccount is at least $10,000, you can elect dollar cost averaging. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It also reduces the risk of investing too little when the price of an investment portfolio's shares is low.

Since you transfer the same dollar amount to other subaccounts each period, you purchase more units in a subaccount if the unit value per unit is low, and you purchase fewer units if the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least five days after we receive your dollar cost averaging request. Dollar cost averaging cannot begin until after the end of your free look period, if your state requires refund of all premiums paid during the free look period.

With dollar cost averaging, you designate either a dollar amount, or a percentage of your account value, for automatic transfer from the Fidelity VIP Money Market subaccount for automatic transfer. Each period, we automatically transfer the amount you select to one or more other variable subaccounts. You may not make dollar cost averaging transfers to the guaranteed interest account or loan account.

Each dollar cost averaging transfer you make from the Fidelity VIP Money Market subaccount must be at least $100. The minimum percentage you may transfer to any one subaccount is 1% of the total amount you transfer from the Fidelity VIP Money Market subaccount.

Dollar cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly, on the monthly processing date.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may have both dollar cost averaging and automatic rebalancing at the same time. If you have both programs in effect at the same time, the Fidelity VIP Money Market subaccount cannot be included in your automatic rebalancing program.

CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may make changes to the dollar cost averaging program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 43.

TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least five days before the next dollar cost averaging date.

Dollar cost averaging will terminate if:

     1.  you specify a termination date; or

     2. your balance remaining in the Fidelity VIP Money Market subaccount reaches a dollar amount you set; or

     3. on any dollar cost averaging date, the amount in the Fidelity VIP Money Market subaccount is equal to or less than the amount to be transferred. We will then transfer the remaining amount and dollar cost averaging ends.


AUTOMATIC REBALANCING

Automatic rebalancing provides you with a method for maintaining a consistent approach to investing account values over time, and simplifying the process of asset allocation by dividing amounts among the investment options you have chosen.

Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.

If you choose this feature, on each rebalancing date, we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation percentages. After the transfers, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This happens if an investment option outperforms other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. If you do not specify, automatic rebalancing will occur quarterly.

If you choose automatic rebalancing on your policy application, the first transfer occurs on the date you select (after your free look period if your state requires return of all premiums paid during the free look period). If you elect this feature after your policy date, we process the first transaction on the date you have requested. If you request no date, processing is on the last valuation date of the calendar quarter we receive your notice at our customer service center.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 19.

If you have both automatic rebalancing and dollar cost averaging at the same time, the Fidelity VIP Money Market subaccount cannot be included in your automatic rebalancing allocating program. You may not include the loan account in your automatic rebalancing allocations.

CHANGING AUTOMATIC REBALANCING

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest account, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest account. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 33.

If you have automatic rebalancing and the guaranteed minimum death benefit and you ask for an allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will notify you that the allocation needs to be changed and ask you for revised instructions.

TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least five days before the next automatic rebalancing date. If you have the guaranteed minimum death benefit and you terminate the automatic rebalancing feature, you still must meet the diversification requirements of your net account value for the guarantee period to continue. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 27.


POLICY LOANS

You may borrow against your policy at any time after the first monthly processing date by using your policy as security for a loan, or as otherwise required by law. The amount you borrow is called a policy loan. Your policy loan is:

     1.  the total amount you borrow from your policy; plus

     2.  any policy loan interest that is capitalized when due; minus

     3. policy loan repayments you make.

Unless state law requires differently, any new policy loan you take must be at least $100. The maximum amount you can borrow on any valuation date, unless required differently by state law, is 90% of your net cash surrender value.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan for less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 43.

Based on our administrative system, we may have other rules for policy loans. For example, we may require that your loan request be for a dollar amount rather than a percentage to be taken from a specific investment option.

Loan interest charges on your policy loan accrue daily at a maximum annual interest rate of 6%. Interest is due in arrears on each policy anniversary.

If you do not pay your interest when it is due, we add it to your policy loan on your policy anniversary.

If you request an additional loan, we add the amount you request to your existing outstanding policy loan. This way, there is only one loan outstanding on your policy at any time.

You may repay all or part of your policy loan at any time while your policy is in force. We assume that any payments you make, other than your scheduled premiums, are policy loan repayments. You must tell us otherwise if you want us to consider additional payments as premiums.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have.

When you take a policy loan, we transfer to the loan account an amount equal to your policy loan amount from the variable subaccounts and the guaranteed interest account in the same proportion they represent of your total net account value. We follow this same process for loan interest in the amount due at your policy anniversary. We credit the loan account with interest at an annual rate of 4%.

The loan account is part of our general account, separate from the guaranteed interest account. When we make transfers to the loan account, we redeem sufficient units of the variable subaccounts to cover the amount of the loan which you take from the variable account. Unless you tell us otherwise, we deduct the amount transferred from each investment option in the same proportion that your account value in that investment option has to your net account value immediately before the loan transaction. We determine the amounts in each investment option as of the valuation date when we receive your loan request.

Policy loans may cause your policy to lapse if your net cash surrender value is not enough to pay all deductions each month. SEE LAPSE, PAGE 38.

Any policy loans you take may have tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 57, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 57.

LOAN REPAYMENT

We transfer the amount of interest credited to the loan account for a policy year from the loan account on your policy anniversary. When you make a loan repayment, we transfer an amount equal to your repayment from the loan account up to the amount of your policy loan. Unless you tell us otherwise, we allocate these transfers among the variable subaccounts and the guaranteed interest account in the same proportion as your current premium allocation.

PREFERRED LOANS

We will consider certain loan amounts taken after the earlier of

     1.  The tenth policy anniversary, or

     2.  The fifth policy anniversary if the insured's age is 60 or greater,

to be preferred loan amounts, as described below. Loan interest charges on your preferred loan amount accrue daily at a maximum annual interest rate of 4%.

During each policy year of preferred loan eligibility, the first loan you take during that year will be considered a preferred loan amount up to a maximum of 10% of the net account value. Any amount loaned later in that policy year will not be considered a preferred loan amount. Beginning with the 21st policy year, we will consider all loan balances to be preferred loan amounts.

If the preferred loan amount you take during any policy year is less than the maximum allowed, you may not carry over the balance to increase the eligible preferred loan amount in any subsequent policy year.

LOANS AND YOUR BENEFITS

Taking a loan decreases the amount you have in the variable subaccounts. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. This means that the benefits under your policy may be affected.

The loan is a first lien on your policy. This means we deduct your outstanding policy loan and accrued loan interest from the death benefit payable and the cash surrender value payable on surrender.

Failure to repay your loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. The policy lapses (FOR EXCEPTIONS, SEE SPECIAL CONTINUATION PERIOD, PAGE 21, AND GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26) when the cash surrender value minus policy loans and accrued loan interest is not enough to cover your monthly deductions. If your policy lapses with a loan outstanding, you may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 57, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 57.

If you do not repay your policy loan, we deduct the outstanding policy loan amount and accrued loan interest from the death benefits payable, or the cash surrender value payable upon surrender.


PARTIAL WITHDRAWALS

You may request a partial withdrawal on any valuation date after your first policy anniversary by contacting our customer service center. If you request partial withdrawals by telephone, the partial withdrawal must be for an amount less than $25,000 and may not cause a decrease in your death benefit; otherwise, your partial withdrawal request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 43.

You may take twelve partial withdrawals per policy year. There is a fee of $25 or 2% of the withdrawal, whichever is less, for each additional partial withdrawal after your first partial withdrawal in a policy year. We may set rules on partial withdrawals, based on our administrative system. For example, we may require that you specify a dollar amount rather than a percentage to be taken from a specific investment option.

The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net cash surrender value. If you request a withdrawal of more than this maximum, we require you to surrender your policy. When you take a partial withdrawal, we deduct your withdrawal amount from your account value. We also deduct a service fee from your account value if your partial withdrawal is not your first partial withdrawal in that policy year. If applicable, we deduct a surrender charge from your account value if your partial withdrawal causes a reduction in your stated death benefit. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 47.

Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 56, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 57.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION A

If you selected death benefit option A, and if no more than fifteen years have passed since your policy date and the insured person is not yet age 81, you may take a partial withdrawal of up to 5% of your stated death benefit without decreasing the stated death benefit. Any additional amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal and may be subject to a surrender charge.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION B

If you have selected death benefit option B, a partial withdrawal does not reduce your stated death benefit or target death benefit. However, we reduce the total death benefit by at least the partial withdrawal amount because your account value is reduced.

STATED DEATH BENEFIT AND TARGET DEATH BENEFIT REDUCTIONS

Generally, we reduce the stated death benefit by the amount of the partial withdrawal. A partial withdrawal may reduce your target death benefit.

Partial withdrawals do not reduce the stated death benefit if your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws, if you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 55.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You are not allowed to take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. SEE GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS, PAGE 55.

PARTIAL WITHDRAWAL MECHANICS

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest account and the variable subaccounts in the same proportion that each investment option has to your net account value immediately before your withdrawal. The amount withdrawn from the guaranteed interest account may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest account to your total net account value immediately before the partial withdrawal transaction.

We will send a new schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit.

To make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 57, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 57.


LAPSE

Your insurance coverage continues as long as your net cash surrender value is enough to pay all deductions each month. Lapse does not apply if either the guaranteed minimum death benefit or the special continuation period is in effect and you have met all requirements. SEE SPECIAL CONTINUATION PERIOD, PAGE 21, AND GUARANTEED MINIMUM DEATH BENEFIT, PAGE 27.

After the insured person reaches age 100 and if the continuation of coverage feature is active, the policy could lapse even though there are no further monthly deductions. If there is an outstanding policy loan, your policy will lapse if the loan plus the accrued interest owed is more than the account value.

GRACE PERIOD

Your policy enters the 61-day lapse grace period if, on a monthly processing date:

     1. your net cash surrender value is zero (or less); and

     2. the three-year special continuation period has expired, or you have not paid the required special continuation period premium; and

     3. you do not have the guaranteed minimum death benefit or it has expired or terminated.

We notify you that the policy is in a grace period at least 30 days before the grace period ends. We provide this notice to you, or a person to whom you have assigned your policy, at the last address in our records. We notify you of the required premium payment necessary to prevent your policy from lapsing. This amount is generally the amount of past due charges, plus the amount that covers your estimated monthly policy and rider deductions for the next two months. If the insured person dies during the grace period, we pay death proceeds to your beneficiary(ies) with reductions for policy loans, accrued loan interest, and monthly deductions owed. No lapse notice will be sent to you if the guaranteed minimum death benefit is going to lapse.

If we receive your payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we take the overdue deductions from your account balance.

If you do not pay the full amount we request within the 61-day grace period, your policy and all of its riders lapse without value. We then withdraw your remaining account balance from the variable subaccounts and the guaranteed interest account. We deduct amounts which you owe us, including any surrender charge and inform you that the policy has ended.

IF YOU HAVE THE GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT

After the special continuation period has ended, and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net cash surrender value is not enough to cover all of the deductions from your account value on any monthly processing date. SEE GUARANTEED MINIMUM DEATH BENEFIT , PAGE 27.

The guaranteed minimum death benefit feature does not protect benefits you may have under riders attached to your policy. Nor does it protect any amount of the base death benefit which is more than the stated death benefit. These benefits lapse if on any monthly processing date, your policy net cash surrender value is not enough to pay all monthly deductions from your account value (unless your policy is in the three-year special continuation period and your account value is more than the interest due on your loan). While the guaranteed minimum death benefit applies, we reduce your account value by monthly deductions, but not below zero. We permanently waive monthly deductions during the guarantee period which would reduce your account value below zero.

The guaranteed minimum death benefit terminates if your policy does not meet the monthly premium or diversification tests. If your guaranteed minimum death benefit terminates, the normal test for lapse then resumes. SEE REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD, PAGE 27.



                                                     LAPSE SUMMARY

                SPECIAL CONTINUATION PERIOD                              GUARANTEED MINIMUM DEATH BENEFIT
==============================================================    ===============================================================
       IF YOU MEET THE              IF YOU DO NOT MEET THE            IF YOU MEET THE                IF YOU DO NOT MEET THE
        REQUIREMENTS                     REQUIREMENTS                  REQUIREMENTS                       REQUIREMENTS
-----------------------------    -----------------------------    ------------------------------    -----------------------------
Your policy does not lapse if    Your policy enters the grace     Your policy does not lapse if     Your policy enters the grace
you do not have enough net       period if your net cash          you do not have enough net        period if your net cash
cash surrender value to pay      surrender value is not           cash surrender value to pay       surrender value is not
the monthly charges. The         enough to pay the monthly        the monthly charges.              enough to pay the monthly
charges are delayed until the    charges, or if your loan         However, if you have any          charges, or if your loan
earlier of: 1) the date you      interest due is more than        riders, they lapse after the      interest due is more than
have enough net cash             your net cash surrender          grace period and only your        your net cash surrender
surrender value to cover the     value. If you do not pay         base coverage remains in          value. If you do not pay
monthly charge, or 2) until      enough premium to cover          force. Charges for your base      enough premium to cover
the end of the special           the past due monthly             coverage are then deducted        the past due monthly
continuation period.             charges and interest due plus    each month to the extent that     charges and interest due,
                                 the monthly charges and          there is sufficient net           plus the monthly charges
                                 interest due through the end     account value to pay these        and interest due through the
                                 of the grace period (at the      charges.  If there is not         end of the grace period (at
                                 end of the following two         sufficient net account value      the end of the following two
                                 months), your policy lapses.     to pay a charge, it is            months), your policy lapses.
                                                                  permanently waived.

==============================================================    ===============================================================



REINSTATEMENT

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years after the grace period ends.

Unless state law requires differently, we will reinstate your policy and riders if:

     1.  you have not surrendered your policy for its net cash surrender value;

     2. you provide satisfactory evidence to us that the insured person (and any people insured under your riders) is still insurable according to our normal rules of underwriting for your type of policy; and

     3. we receive enough premium from you to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective as of the monthly processing date following our approval of your reinstatement application. When we reinstate your policy, we also reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges in effect at the time of reinstatement for the age of the insured person are adjusted to reflect the time since the lapse.

We apply the net premiums received after reinstatement according to the premium allocation instructions in effect at the start of the grace period, unless you tell us otherwise.


SURRENDER

You may surrender your policy for its net cash surrender value any time while the insured person is living. You do this by sending a written request and your policy, or a lost policy form, to our customer service center.

Your policy net cash surrender value is your cash surrender value, minus policy loans you have taken, including accrued loan interest.

We compute your net cash surrender value as of the valuation date we receive your surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy.

We do not pro-rate or add back charges and expenses deducted from your account value which we deducted on the monthly anniversary before the date your surrender is processed. If you surrender your policy during the first fourteen policy years or segment years, we deduct a surrender charge from your net account value. If you surrender your policy during the early policy years, you may have little or no net cash surrender value. SEE SURRENDER CHARGE, PAGE 51.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 57, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 57.


GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

You have the right to examine your policy. If for any reason you do not want it, you may return your policy to us or your registered representative within the period shown in the policy. If you return your policy to us within your state's specified time limit, we will consider it canceled as of your policy date. If you cancel your policy during this free look period, you will receive a refund as determined under state law.

Generally, there are two types of free look refunds. Some states require a return of all premiums paid while others permit payment of the account value plus a refund of all charges deducted. Your policy will specify what free look refund applies in your state. The type of free look refund allowed in your state will affect when your initial net premium and any additional net premiums we receive from you before the end of the free look period are invested into the variable subaccounts you selected.

Your state may require us to return the premiums you have paid if you cancel your policy during the free look period. In this case, that portion of your initial net premium and any net premium we receive from you during the free look period that you have allocated to the variable subaccounts will then be held in the Fidelity VIP Money Market subaccount for 15 days after we issue your policy (five days deemed delivery time plus a typical free look period of 10 days), unless state law requires otherwise, if:
     o   you made a premium payment before we issued your policy; and
     o   you have provided all information and documents we have requested.

At the end of 15 days, your account value will be allocated among your chosen variable subaccounts, based on your most recent premium allocation instructions.

Your state may require us to return your account value plus a refund of all charges deducted during the free look period. In this case, that portion of your initial net premium that you have allocated to the variable subaccounts will then be invested according to your most recent premium allocation instructions on the date we issue your policy if:
     o   you made a premium payment before we issued your policy; and
     o   you have provided all information and documents we have requested.

Amounts you have allocated to the guaranteed interest account will be invested in the guaranteed interest account when we issue your policy if you have made a premium payment and have no outstanding information or document requests from us.

Once we have applied your net premium to your selected investment options, you may transfer funds between investment options and activate policy investment features such as automatic rebalancing or dollar cost averaging.

YOUR POLICY

The entire contract between you and us is the combination of:
     o   your policy;
     o a copy of your original application and any applications for benefit increases or decreases;
     o   all of your riders;
     o   endorsements;
     o   amendments;
     o   schedule pages; and
     o   reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new schedules. If you send us your policy, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy. Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

AGE

We issue your policy at the insured person's age stated in your policy schedule. This is based on the insured person's age as of the nearest birthday to the policy date. We determine the insured person's age at any given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

OWNERSHIP

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive the benefits during the insured person's lifetime. This includes the right to change the owner, beneficiaries, or method to pay proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy, and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives the insured person receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you, or to your estate as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary during the insured person's lifetime. We pay the death proceeds to the most recent beneficiary (ies) whom you have most recently named and which we have on record. We do not make multiple payments.

COLLATERAL ASSIGNMENT

You may assign your policy as security by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) were made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY

After your policy has been in force while the insured person is alive for two years from your policy date, we will not question the validity of the statements in your application. After your policy has been in force while the insured person is alive for two years from the effective date of any new segment or from the effective date of an increase in any other benefit, we will not contest the statements in your application for the new segment or other benefit increase.

After this policy has been in force while the insured person is alive for two years from the effective date of any reinstatement, we will not contest the statements in your application for reinstatement.

MISSTATEMENTS OF AGE OR GENDER

If the insured person's age or gender has been misstated, we adjust the death benefit. We adjust death benefits to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the insured person's death, or as otherwise required by state law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE

If the insured person commits suicide, while that insured person is sane or insane, within two years of your policy date unless otherwise required by state law, we limit death benefits to:

     1.  the total of all premiums paid to the time of death; minus

     2.  the amount of outstanding policy loans and accrued loan interest; minus

     3. any partial withdrawals you have taken.

If the insured person has been changed, and the new insured person dies by suicide within two years of the change date, we then limit the death benefit to:

     1.  your net cash surrender value as of the change date; plus

     2.  the premiums you paid since the change date; minus

     3. the sum of any increases in policy loans, accrued loan interest, and partial withdrawals taken since the change date.

We make a limited payment to the beneficiary(ies) for a new segment or other increase if the insured person commits suicide, while sane or insane within two years of the effective date of a new segment, or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.

TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
     o   death proceeds;
     o   net cash surrender value upon surrender;
     o   partial withdrawals; and
     o   loan proceeds.

We may delay processing these transactions if:
     o   the NYSE is closed for trading;
     o   trading on the NYSE is restricted by the SEC;
     o there is an emergency so that it is not reasonably possible to sell securities in the variable subaccounts or to determine the value of an investment option's assets; or
     o a governmental body with jurisdiction over the separate account allows suspension by its order.

Any SEC rules and regulations that apply determine whether or not these conditions exist.

We execute transfers among the variable subaccounts as of the valuation date that we receive your request at our customer service center.

We determine death proceeds as of the insured person's date of death. The death proceeds are not affected by changes in the value of the variable subaccounts after the insured person's death. We pay interest at our stated rate (or at a higher rate if required by law), from the insured person's date of death to the date of payment.

Unless state law requires otherwise, we may delay payment from our guaranteed interest account for up to six months, of:
     o   surrender proceeds;
     o   withdrawal amounts; or
     o   loan amounts.

We pay interest at our declared rate (or at a higher rate if required by law) from the date we receive the request if we delay payment more than 30 days.

NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for any policy change, or at the time of surrender.

If the insured person dies while your policy is in force, please let us or your registered representative know as soon as possible. We will immediately send you instructions on how to make a claim. As proof of the deceased insured person's death, we may require you to provide proof of the deceased insured person's age, and a certified copy of the deceased insured person's death certificate.

The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES

If your policy was delivered on or after May 1, 1999, telephone privileges are automatically provided to you and your agent or registered representative, unless you tell us otherwise. If you do not wish to have this feature, decline it on the application or contact our customer service center. If your policy was delivered before May 1, 1999, you may choose telephone privileges by completing our customer service form and return it to our customer service center. Telephone privileges allow you or your agent or registered representative, if applicable, to call our customer service center to:
     o   make transfers;
     o   change premium allocations;
     o change features in your dollar cost averaging and automatic rebalancing programs;
     o   request partial withdrawals; or
     o   request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

     1.  requiring some form of personal identification;

     2.  providing written confirmation of any transactions; and

     3. tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls to us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Southland.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc. ING America Equities, Inc. is an affiliate of Southland. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through registered representatives of other broker-dealers who have entered into selling agreements with us. These broker-dealers are registered with the SEC and the NASD. Broker-dealers selling our policies include the following affiliates of Southland:

     1.  VESTAX Securities Corporation;

     2.  Locust Street Securities, Inc.;

     3.  Multi-Financial Services, Inc.; and

     4.  IFG Network Securities, Inc.

Under these selling agreements, we pay a distribution allowance to broker-dealers, who then pay commissions to the registered representative who sells this policy. The distribution allowance is approximately 80% of all premiums paid in the first policy year, up to one target premium, and 3% of premiums paid in the first policy year in excess of one target premium. Registered representatives receive an additional 3% on premiums received in policy years 2 through 10. They may also earn certain bonuses and managerial compensation.

Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition to the above-described compensation, we may pay:
     o   override payments;
     o   expense allowances;
     o   bonuses;
     o   special marketing fees;
     o   wholesaler fees and marketing allowances; and
     o   training allowances.

Under our sales incentive programs, as permitted by law, registered representatives may qualify to receive other compensation such as:
     o   expense-paid trips;
     o   expense-paid educational seminars; and
     o   merchandise.

We pay all distribution and other allowances from our own resources, which includes sales charges deducted from premiums and surrender charges.

ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:

     o articles on variable life insurance and other information published in business or financial publications;
     o   indices or rankings of investment securities; and
     o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable subaccounts. Of course, past performance is not indicative of future performance of the subaccounts or the policies and is not reflective of the actual investment experience of individual policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes for our products. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

SETTLEMENT PROVISIONS

You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so during the insured person's lifetime. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the insured person's death.

You may take your net cash surrender value in other than one payment.

The investment performance of the variable subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. A periodic payment must be at least $20. Currently, these alternate payment options are available if the proceeds are $2,000 or more.

Option I:     PAYOUTS FOR A DESIGNATED PERIOD: Payout payments may be made on a monthly, quarterly, semi-annual, or annual basis.

              These payments may last for a period from five to thirty years. The installment dollar amounts are equal except for any excess interest. Settlement Option Table I in your policy shows the amount of the first monthly payout for each $1,000 of account value applied.

Option II:    LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD:
              Payout payments may be made on a monthly, quarterly, semi-annual, or annual basis.

              We make these payments throughout the lifetime of the person receiving the payment, or if longer for guaranteed periods of five, ten, fifteen, or twenty years. You may choose the length of time to receive the guaranteed payments. If you choose a longer guaranteed period, this will decrease the amount of your periodic payments.

              The installment dollar amounts are equal except for any excess interest. The Settlement Option Table II in your policy shows the amount of the first monthly payout for each $1,000 of account value applied. This option is available only for the ages shown in this table.

Option III:   HOLD AT INTEREST:  Amounts may be left on deposit with us to be paid at the death of the person you choose to receive the payment, or at a chosen earlier date. We will pay interest at our declared rate on any unpaid balance (or at a higher rate if required by law). You may choose interest to be accumulated or be paid on a monthly, quarterly, semi-annual, or annual basis.

              You may not leave money on deposit for more than 30 years.

Option IV:    PAYOUTS OF A DESIGNATED AMOUNT: Payouts will be made until proceeds, including interest, are exhausted. Interest is at a rate we declare (or at a higher rate as required by law). Payout payment choices are on a monthly, quarterly, semi-annual, or annual basis.

Option V:     OTHER: You, as owner, may ask us to apply money under any options we offer at the time we pay the benefit.

The beneficiary(ies) or other person (successor to the beneficiary(ies)) who has the right to receive payments may name someone else to receive amounts that we would otherwise pay to the beneficiary's(ies') estate if he/she/they die(s). The person who has the right to receive payment may name another person, at any time. Designating another person to receive payment may have income, gift or estate tax consequences. Consult a professional tax adviser before making this designation.

We must approve an arrangement that involves someone who is to receive payment who is not a human being (for example, a corporation). We must approve a situation involving a person who is to receive payment while acting on behalf of another, called a fiduciary. We base the details of all arrangements on our rules at the time the arrangements are effective. This includes rules on the:
     o   minimum amount we pay under an option;
     o   minimum amounts for installment payments;
     o   withdrawal rights;
     o right to receive payments over time, which we may offer as a lump sum payment;
     o naming of people who have the right to receive payment and their successors; and
     o   proof of age and survival.


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable subaccounts' assets in shares of investment portfolios. We are the legal owner of the shares held in the variable account and we have the right to vote on certain issues. Among other things, we may vote on issues described in a fund's current prospectus, or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio's shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by- portfolio vote are:

     1. changes in the fundamental investment policy of a particular investment portfolio; or

     2.  approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies, and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations, or their interpretations change to allow this.

You may only instruct us on matters relating to the investment portfolios corresponding to subaccounts in which you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each subaccount that we attribute to your policy by dividing your account value allocated to that subaccount by the net asset value of one share of the matching investment portfolio. We count fractional shares.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Southland, and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
     o   state insurance law or federal income tax law changes;
     o   investment management of an investment portfolio changes; or
     o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or between certain classes of owners, and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable subaccounts. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable subaccounts. We cast votes credited to amounts in the variable subaccounts, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

     1.  Change the investment objective.

     2. Offer additional subaccounts which will invest in portfolios we find appropriate for policies we issue.

     3. Eliminate variable subaccounts.

     4. Combine two or more variable subaccounts.

     5. Substitute a new investment portfolio for a portfolio in which the subaccount currently invests. A substitution may become necessary if, in our judgment:
         o    a portfolio no longer suits the purposes of your policy;
         o    there is a change in laws or regulations;
         o there is a change in a portfolio's investment objectives or restrictions;

         o    the portfolio is no longer available for investment; or
         o    we deem a substitution is appropriate for another reason.

     6. Transfer assets related to your policy class to another separate account.

     7.  Withdraw the separate account from registration under the 1940 Act.

     8. Operate the separate account as a management investment company under the 1940 Act.

     9. Cause one or more subaccounts to invest in a mutual fund other than, or in addition to, the investment portfolios.

     10. Stop selling these policies.

     11. End any employer or plan trustee agreement with us under the agreement's terms.

     12. Limit or eliminate any voting rights for the separate account.

     13. Make any changes required by the 1940 Act, or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you then wish to transfer the amount you have in the affected subaccount to another variable subaccount, or to the guaranteed interest account, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
     o your total policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
     o   your account value;
     o   your policy loans, if any, plus accrued interest;
     o   your net cash surrender value; and
     o your account transactions during the previous year showing net premiums, transfers, deductions, loans, or withdrawals.

We also send you semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio. We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES, DEDUCTIONS AND REFUNDS

The amount of a charge may not exactly correspond to the cost incurred by us to provide the service or benefits associated with the particular policy. Many charges are not at "cost". For example, the sales charges may not cover all of the sales and distribution expenses actually incurred by us. Proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used in part to cover such expenses.


DEDUCTIONS FROM PREMIUMS

We consider any payment we receive to be a premium if the insured person is not yet age 100, and you do not have an outstanding loan. After we deduct certain expenses from your premium payment, we add the remaining net premium to your account value.

TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5%, with some states not imposing these types of taxes. We currently deduct an amount equal to 2.5% of each premium payment you make to cover these taxes. The 2.5% rate approximates the average tax rate we expect to pay in all states.

We also currently deduct an amount equal to 1.5% of each premium payment you make to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by state law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

SALES CHARGE

We deduct a percentage from your premium payments to compensate us for the costs we incur in selling policies. We currently charge 4% of each premium paid until the total sum of your premium payments for your stated death benefit and any added increases in stated death benefit equals ten target premiums for your policy. We guarantee that the sales charge percentage will never exceed 4%.

These premium deductions are in addition to any surrender charge that may be assessed upon surrender, withdrawal or reduction in the stated death benefit during the 14 policy years following the policy date or 14 years following an increase in the stated death benefit. SEE SALES SURRENDER CHARGE, PAGE 52.

To determine your applicable sales charge, premiums you pay after an increase in stated death benefit are allocated to your policy segments in the same proportion that the guideline annual premium (defined by federal income tax law) for each segment bears to the total guideline annual premium for your stated death benefit.

The sales charge covers the costs of distribution, preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount charged is not specifically related to sales expenses in a particular year.

We may reduce or waive the sales charge for certain group or sponsored arrangements, for corporate purchasers or in connection with policies that are issued in exchange for certain policies that we previously issued.


DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a charge each day for the mortality and expense risks we assume. The daily charge is 0.002466% of the amount you have in the variable subaccounts. This is an annual rate of 0.90%. The mortality risk we assume is that insured people, as a group, may live less time than we estimated. We assume risk that other expenses we incur in issuing and administering the policies and in operating the variable subaccounts are greater than the amount we estimated when we set these charges.

The mortality and expense risk charge does not apply to your account value which is invested in the guaranteed interest account or the loan account.


MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date.

On or before November 1, 1999, we will make available to you the option to designate a single withdrawal investment option from which we will take your monthly deductions. You may designate a withdrawal investment option at policy application or at a later time. You may choose to have us withdraw the monthly deduction from the guaranteed interest account or the variable subaccounts in which you have amounts. You may not use the loan account as your designated withdrawal investment option from which to deduct monthly deductions.

If you do not choose a withdrawal investment option from which to deduct monthly deductions, or if the amount you have in your designated withdrawal investment option is not enough to cover the monthly deductions, these charges are taken from the variable subaccounts and guaranteed interest account in the same proportion that your account value in each investment option bears to your total net account value as of the monthly processing date.

If you change your designated withdrawal investment option from which monthly deductions are deducted, we may consider this a premium allocation change.

                 INVESTMENT OPTIONS FROM WHICH WE DEDUCT CHARGES


               MONTHLY CHARGES: COST OF INSURANCE CHARGES,                                         LOANS AND
                  RIDER CHARGES AND ADMINISTRATION FEES            TRANSACTION FEES            PARTIAL WITHDRAWALS
-----------------------------------------------------------------------------------------------------------------------
  CHOICE     May choose one investment option, including      Proportionally among       May choose any investment
             guaranteed interest account when this option is  variable accounts and      option or combination of
             available                                        guaranteed interest        investment options subject to
                                                              account                    requirements

  DEFAULT    Proportionally among variable subaccounts and    Proportionally among       Proportionally among
             guaranteed interest account                      variable subaccounts and   variable subaccounts and
                                                              guaranteed interest        guaranteed interest account
                                                              account


INITIAL POLICY CHARGE

The initial policy charge is $20 per month for the first year of your policy. This charge compensates us for such costs as:
     o   application processing;
     o   medical examinations ;
     o   establishment of policy records; and
     o   insurance underwriting costs.

MONTHLY ADMINISTRATIVE CHARGE

We currently charge a per month administrative charge for this policy of $6. We guarantee that this charge will never be higher than $10 per month. The monthly administrative change is designed to compensate us for ongoing costs such as:
     o   premium billing and collections;
     o   claim processing;
     o   policy transactions;
     o   record keeping;
     o   reporting and communications with policy owners; and
     o   other expenses and overhead.

COST OF INSURANCE CHARGE

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that are more than your account value at the insured person's death.

We base the cost of insurance charge rates on the insured person's age, gender, ratings and premium class on the policy for each segment date, or on the date you add a base coverage segment.

The cost of insurance charge is equal to our current monthly cost of insurance rate times the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine the amount of your account value after we deduct your policy and rider charges due on that date, other than cost of insurance charges for the base death benefit, adjustable term insurance rider, and waiver of cost of insurance rider.

If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that the amount of your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured person. We allocate the net amount at risk to any segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.

We apply unisex rates where appropriate under the law. This currently includes the State of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to:
     o   each segment of the base death benefit; and
     o   your adjustable term insurance rider.

These rates are never more than the guaranteed maximum rates shown in your policy; however, they may change from time to time. Current rates are greater for policies with a stated death benefit (or target death benefit, if any) that is less than $250,000 on the policy date. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and any new segment will be printed in the schedule which we will provide to you.

There are no cost of insurance charges after the insured person reaches age 100.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If you choose the guaranteed minimum death benefit feature, we currently charge $0.005 per $1,000 of stated death benefit each month during the guarantee period. This charge is guaranteed never to be more than $0.01 per $1,000 of stated death benefit each month.

CHARGES FOR ADDITIONAL BENEFITS

On each monthly processing date, we deduct the cost of additional benefits under your riders. SEE ADDITIONAL BENEFITS, PAGE 28.

CHANGES IN MONTHLY CHARGES

Changes we make in the cost of insurance charges, the guaranteed minimum death benefit charge or charges for additional benefits are for a class of insured persons. We base the new charge on changes in expectations about:
     o   investment earnings;
     o   mortality;
     o   the time policies remain in effect;
     o   expenses; and
     o   taxes.

New monthly charges will never be more than the guaranteed maximum rates shown in your policy.


POLICY TRANSACTION FEES

We charge fees for certain transactions or elections you may make under your policy. We take transaction fees from the variable subaccounts and the guaranteed interest account in the same proportion that your account value in each investment option has to your net account value immediately after the transaction.

PARTIAL WITHDRAWALS

We charge a service fee against your account value for each additional partial withdrawal after your first partial withdrawal in a policy year, to cover our costs. This fee is $25 or 2% of the withdrawal, whichever is less. We may also deduct a surrender charge from your account value. SEE PARTIAL WITHDRAWALS, PAGE 37.

TRANSFERS

You may make twelve free transfer per policy year. After the twelve free transfers, we charge you $25 for each additional transfer per policy year. If you include multiple transfers in one transfer request, it counts as one transfer. There is no transfer fee if you are transferring your account value into the guaranteed interest account under the right to convert feature in your policy. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 33, AND RIGHT TO CONVERT POLICY, PAGE 31.

PREMIUM ALLOCATION CHANGE

You may make five free premium allocation changes per policy year. After the five free premium allocation changes, we charge you $25 for each additional premium allocation change per policy year.

ILLUSTRATIONS

The first policy illustration you request in a policy year is free. After that, we may charge a fee of up to $25 for each additional policy illustration you request.


PERSISTENCY REFUND

Where state law allows us, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund. This refund equals 0.35% of your account value on an annual basis. On a monthly basis, this equals 0.02917%.

We add the persistency refund to the variable subaccounts in the same proportion that your account value in each subaccount has to your total account value in all of the variable subaccounts as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value each month:

EXAMPLE 1:  YOUR POLICY HAS NO LOAN:

     o   account value = $10,000 (all in the variable subaccounts)

     o   monthly persistency refund rate = .0002917

     o   persistency refund = 10,000 x .0002917 = $2.92


                              Before          After
                           Persistency     Persistency
                              Refund          Refund
                              ------          ------

Variable subaccounts        $10,000.00      $10,002.92


EXAMPLE 2:  YOUR POLICY DOES HAVE A LOAN:

     o   account value = $10,000

         o    account value in the variable subaccounts = $6,000

         o    account value in the loan account = $4,000

     o   monthly persistency refund rate = .0002917

     o   persistency refund = 6,000 x .0002917 = $1.75


                              Before          After
                           Persistency     Persistency
                              Refund          Refund
                              ------          ------

Variable subaccounts        $6,000.00       $6,001.75

Loan                        $4,000.00       $4,000.00


SURRENDER CHARGE

We may deduct a surrender charge from your account value during the first fourteen years of your policy or coverage segment if you:
     o   surrender your policy;
     o   reduce your stated death benefit;
     o   allow your policy to lapse; or
     o   take a partial withdrawal which decreases your stated death benefit.

The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges proportionately based on the account value in each investment option in which you have amounts invested immediately following the transaction.

The surrender charge is made up of two parts:

     1.  an administrative surrender charge, and

     2.  a sales surrender charge.

If you change your death benefit option, this may decrease your stated death benefit. Under these circumstances, we do not deduct a surrender charge from your account value, and we do not reduce future surrender charges.

If you change your death benefit option, this may increase the stated death benefit. We do not increase your surrender charge in this case. However, all other increases in your stated death benefit create a new segment which will be subject to its own fourteen year surrender charge period.

If your surrender charge changes, we send you a new schedule showing the change.

The surrender charge remains level for the first nine years following the effective date of your policy, and any new segment. These charges then decrease at the beginning of each following policy year by one-sixth of the amount in effect at the end of the ninth policy year. This continues until your surrender charge reaches zero at the beginning of your fifteenth policy year, or the year when the insured person reaches age 98, whichever happens first.

We may reduce or waive the surrender charge for certain group or sponsored arrangements, for corporate purchasers or in connection with policies that are issued in exchange for certain policies that we previously issued.

ADMINISTRATIVE SURRENDER CHARGE

The administrative surrender charge is $4 per $1,000 of the stated death benefit for each death benefit segment.

During the first fourteen years of your policy your administrative surrender charge may decrease. This happens if you request a decrease in your stated death benefit, or you take a partial withdrawal which causes your stated death benefit to decrease. Your administrative surrender charge decreases in the same proportion that your stated death benefit decreases. Under these circumstances we then deduct from your account value the amount by which your administrative surrender charge decreased.

We designed your administrative surrender charge to cover part of our administrative expenses for your policy, such as:
     o   application processing;
     o   establishing your policy records;
     o   insurance underwriting; and
     o costs associated with developing and operating our systems to administer the policies.

SALES SURRENDER CHARGE

We calculate the sales surrender charge for each segment by applying the premiums you paid to each segment in the same proportion that the guideline annual premium for each segment (as defined by the federal income tax laws) has to the sum of the guideline annual premiums for all segments.

The sales surrender charge is:

     1. 46% of the premiums you paid up to your target premium for each segment (this is known as the base standard target premium); plus

     2. 44% of the premiums you paid between one and two target premiums for each segment.

In the first two policy years or first two years after an increase in stated death benefit, we cap the sales surrender charge at 26% of premiums paid up to one target premium, plus 6% of premiums paid between one and two target premiums, plus 5% of premiums paid in excess of two target premiums.



We do not determine target premiums on your scheduled premium. We determine target premiums actuarially, based on the age and gender of the insured person. Your policy schedule shows the initial target premium for your policy and the target premium for any added segments. The schedule also shows the maximum sales surrender charge for your stated death benefit.

If your stated death benefit decreases, we reduce your target premium for each segment in the same proportion that we reduce your stated death benefit. We do not do this if the reduction is a result of a death benefit option change. In that case, we will send a new schedule page to you. You should attach this new page to your policy. In some instances, we may ask you to send your policy to us so that we can make this change for you.

If your new target premium for each segment is greater than or equal to the premiums you paid for that segment, then we reduce your future maximum sales surrender charge, but we do not deduct a sales surrender charge from your account value.

If your new target premium for each segment is less than the sum of the premiums you paid for that segment, we reduce the future maximum sales surrender charge and we deduct a sales surrender charge from your account value equal to the difference between your sales surrender charge before the decrease, and your sales surrender charge after the decrease. We recalculate your new sales surrender charge as if your new target premium was always in effect for that segment.

We reduce your future maximum sales surrender charge in the same proportion that we reduce your stated death benefit if:

     1. you make a decrease to your stated death benefit more than nine years after your policy date; or

     2. you make a partial withdrawal from your policy which reduces the stated death benefit, and you make your request more than nine years after the date you added the additional segment.

CALCULATION OF SURRENDER CHARGE EXAMPLE

An example of the calculation of surrender charges follows:

Assume the stated death benefit on your policy is $200,000 and the insured person is age 45 when we issued your policy. The target premium on your policy is $2,800. Assuming that you pay a $2,500 premium at the beginning of each policy year, the resulting actual surrender charge for each policy year is:


                   Administrative              Sales                 Actual
Policy Year       Surrender Charge       Surrender Charge       Surrender Charge
-----------       ----------------       ----------------       ----------------
     1                $ 800                   $ 650                 $ 1450
     2                  800                     860                   1660
     3                  800                    2520                   3320
     4                  800                    2520                   3320
     5                  800                    2520                   3320
     6                  800                    2520                   3320
     7                  800                    2520                   3320
     8                  800                    2520                   3320
     9                  800                    2520                   3320
    10                  667                    2100                   2767
    11                  533                    1680                   2213
    12                  400                    1260                   1660
    13                  267                     840                   1107
    14                  133                     420                    553
    15                   0                       0                      0


FEES AND EXPENSES OF THE INVESTMENT PORTFOLIOS

The variable account purchases shares of the investment portfolios at net asset value. This price reflects investment management fees and other direct expenses that are deducted from the portfolio assets. The following table describes these investment management fees and other direct expenses of the investment portfolios. The fees and expenses are shown both before and after the effect of any absorption of expenses or fees by the investment portfolio advisers.


PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS, FOR THE YEAR ENDED DECEMBER 31, 1998) 1


                                                                         Total         Fees and        Total Net
                                            Management      Other        Portfolio   Expenses Waived     Portfolio
               Portfolio                       Fees        Expenses      Expenses     or Reimbursed       Expenses
               ---------                       ----        --------      --------     -------------       --------

THE ALGER AMERICAN FUND
   Alger American Growth                      0.75%         0.04%          0.79%           N/A             0.79%
   Alger American Leveraged AllCap            0.85%         0.11%/2/       0.96%           N/A             0.96%
   Alger American MidCap Growth               0.80%         0.04%          0.84%           N/A             0.84%
   Alger American Small Capitalization        0.85%         0.04%          0.89%           N/A             0.89%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   VIP Equity - Income                        0.49%         0.09%          0.58%           N/A             0.58%/3/
   VIP Growth                                 0.59%         0.09%          0.68%           N/A             0.68%/3/
   VIP High Income                            0.58%         0.12%          0.70%           N/A             0.70%
   VIP Money Market                           0.20%         0.10%          0.30%           N/A             0.30%
   VIP Overseas                               0.74%         0.17%          0.91%           N/A             0.91%/3/
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   VIP II Asset Manager                       0.54%         0.10%          0.64%           N/A             0.64%/3/
   VIP II Contrafund                          0.59%         0.11%          0.70%           N/A             0.70%/3/
   VIP II Index 500                           0.24%         0.11%          0.35%          0.07%            0.28%/4/
   VIP II Investment Grade Bond               0.43%         0.14%          0.57%           N/A             0.57%
INVESCO VARIABLE INVESTMENT FUNDS, INC.
   INVESCO VIF - Equity Income                0.75%         0.42%/5/       1.17%/5/       0.24%/5/         0.93%/5/
   INVESCO VIF - Utilities                    0.60%         1.24%/5/       1.84%/5/       0.76%/5/         1.08%/5/
JANUS ASPEN SERIES
   Janus Aspen Aggressive Growth              0.72%         0.03%          0.75%/6/        N/A             0.75%/6/
   Janus Aspen Balanced                       0.72%         0.02%          0.74%/6/        N/A             0.74%/6/
   Janus Aspen Growth                         0.72%         0.03%          0.75%/6/       0.07%            0.68%/6/
   Janus Aspen Worldwide Growth               0.67%         0.07%          0.74%/6/       0.02%            0.72%/6/
   Janus Aspen International Growth           0.75%         0.20%          0.95%/6/       0.09%            0.86%/6/

/1/ The preceding portfolio expense information was provided to us by the portfolios, and we have not independently verified such information. These portfolio expenses are not direct charges against subaccount assets or reductions from policy values; rather these portfolio expenses are taken into consideration in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the subaccounts. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.

/2/ Included in "Other Expenses" of the Alger American Leveraged AllCap Portfolio is 0.03% of interest expense.

/3/ A portion of the brokerage commissions that certain portfolios pay was used to reduce portfolio expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the "Total Net Portfolio Expenses" presented in the table would have been 0.57% for Equity-Income Portfolio, 0.66% for Growth Portfolio, 0.89% for Overseas Portfolio, 0.63% for Asset Manager Portfolio and 0.66% for Contrafund Portfolio.

/4/ FMR agreed to reimburse a portion of the Index 500 Portfolio's expenses during the period. Without this reimbursement, the "Total Net Portfolio Expenses" would have been 0.35%.

/5/ Certain expenses of the Equity Income Fund (formerly known as Industrial Income Portfolio) and Utilities Fund are being voluntarily absorbed by INVESCO Funds Group, Inc. pursuant to a commitment to those Funds. After absorption, the Equity-Income Fund's "Other Expense"s and "Total Net Portfolio Expenses" were 0.18% and 0.93% respectively and the Utilities Fund's" Other Expenses" and "Total Net Portfolio Expenses" were 0.48% and 1.08% respectively. This commitment can be changed at any time following consultation with the board of directors.

/6/ All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Growth, Aggressive Growth, International Growth, Worldwide Growth and Balanced Portfolios reduce the "Management Fee" to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the" Management Fee" and then against "Other Expenses." Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement.

GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees of Southland, its affiliates and appointed sales agents), corporate purchasers, or special exchange programs which we may offer from time to time, we may reduce or waive the:
     o surrender charge, including the surrender charge on partial withdrawals;
     o   length of time a surrender charge applies;
     o   administrative charge;
     o   minimum stated death benefit;
     o   minimum target death benefit;
     o   minimum annual premium;
     o   target premium;
     o   sales charges;
     o   cost of insurance charges; or
     o   other charges normally assessed.

We can reduce or waive these items due to expected economies under a group or sponsored arrangement or with a corporate purchaser. Group arrangements include those in which there is a trustee, an employer or an association. The group either purchases policies covering a group of individuals on a group basis or endorses a policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application form. We may change these rules from time to time.

Sponsored arrangements or corporations may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the surrender charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable subaccount for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable subaccounts, we may make such a charge in the future.

In most states, we must pay state and local taxes. If these taxes increase, we may charge for such taxes.


TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702.

We believe that our policies issued on the basis of a standard underwriting class satisfy the applicable requirements. While there is very little guidance with respect to policies issued on a substandard basis, we believe it is reasonable to conclude that those policies also satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our variable account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable subaccount must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable subaccounts' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

     1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     2. Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loans from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.


INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy other than a policy loan, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy, or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments, or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
     o   make changes to your policy or its riders; or
     o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies. We will give you advance notice of this change.

The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.


OTHER

Policy owners may use our policies in various arrangements, including:
     o   qualified plans;
     o   non-qualified deferred compensation or salary continuance plans;
     o   split dollar insurance plans;
     o   executive bonus plans;
     o   retiree medical benefit plans; and
     o   other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL, AND OTHER TAX CONSIDERATIONS.

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES, AND ACCUMULATED PREMIUMS

The following tables are intended to show how the policy works. This includes how benefits and values can vary over a long period of time. Each table also compares these values with total premiums paid with interest. The following policy is illustrated:


                      Tobacco User     Death Benefit        Stated                  Target Death
    Gender    Age        Status           Option        Death Benefit    Premium       Benefit
    ------    ---        ------           ------        -------------    -------       -------

     Male      45    Preferred Non-          A             $250,000       $4,500      $250,000
                        tobacco


The tables show how death benefits, account values, and cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable subaccounts had constant hypothetical gross annual investment returns of 0%, 6%, or 12% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used female or unisex rates.

These illustrations assume there are no policy loans.

We illustrate premium payments as if they were made at the beginning of the year. Each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.

The difference between the account value and the cash surrender value in the first fourteen years of the policy show the effect of the surrender charge.

The net investment return on your policy is lower than the gross investment return on the variable subaccounts. This is due to the mortality and expense risk charge, and the portfolio charge for management fees and portfolio expenses. We show the effect of the net investment return in the in the amounts for death benefits, account values and cash surrender values.

The tables reflect annual investment management fees of 0.6290% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1998. We assume other portfolio expenses at the rate of 0.1010% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1998 after any absorption by investment portfolio managers has been made. The average of all portfolios' total expenses is 0.7300%.

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after absorption of fees and expenses by the portfolio's investment manager. Absent such absorption, the average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (0.6290%, 0.1635% and 0.7925%, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 1999.

The effect of these portfolio charges and expenses, and mortality and expense risk charges results in a net rate of return of :
     o   (1.62)% on a 0% gross rate of return;
     o   4.33% on a 6% gross rate of return; and
     o   10.27% on a 12% gross rate of return.

The tables assume that charges have been deducted, including deductions for premiums, cost of insurance rider charges, monthly deductions and administrative and sales charges. The tables show charges at our current rates which includes a persistency refund. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 48. The tables reflect that we do not currently charge against the variable account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values, and cash surrender values.

If we are asked to do so, we will give you a comparable personalized illustration based on:
     o   the insured person's age and gender;
     o   standard premium class assumptions;
     o   initial stated death benefit;
     o   the chosen death benefit option;
     o   scheduled premiums consistent with your policy form; and
     o   special features elected on your policy.

At issue, we deliver an individualized illustration showing the scheduled premium you chose and the insured person's actual risk class. After we issue the policy, if you ask us to, we will give you an illustration of future policy benefits. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.

            SOUTHLAND LIFE FUTURE DIMENSIONS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $250,000                       ANNUAL PREMIUM:  $4,500.00
MALE 45 PREFERRED NON-TOBACCO                         DEATH BENEFIT OPTION A
--------------------------------------------------------------------------------
                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                              -------------0.00%------------    -------------12.00%-------------    --------------6.00%-------------
                   PREMIUM                 CASH                               CASH                                CASH
                 ACCUMULATED   ACCOUNT     SURR      DEATH      ACCOUNT       SURR        DEATH      ACCOUNT      SURR       DEATH
 YEAR  PREMIUMS     AT 5%       VALUE      VALUE    BENEFIT      VALUE        VALUE      BENEFIT      VALUE       VALUE     BENEFIT

   1    $4,500    $  4,725    $ 2,953    $   983    $250,000    $  3,374    $  1,404    $250,000    $  3,163    $  1,193    $250,000
   2     4,500       9,686      6,040      3,820     250,000       7,291       5,071     250,000       6,653       4,433     250,000
   3     4,500      14,896      9,025      4,875     250,000      11,559       7,409     250,000      10,240       6,090     250,000
   4     4,500      20,365     11,972      7,822     250,000      16,282      12,132     250,000      13,997       9,847     250,000
   5     4,500      26,109     14,882     10,732     250,000      21,512      17,362     250,000      17,932      13,782     250,000
   6     4,500      32,139     17,757     13,607     250,000      27,300      23,150     250,000      22,053      17,903     250,000
   7     4,500      38,471     20,596     16,446     250,000      33,709      29,559     250,000      26,369      22,219     250,000
   8     4,500      45,120     23,439     19,289     250,000      40,847      36,697     250,000      30,931      26,781     250,000
   9     4,500      52,101     26,385     22,235     250,000      48,904      44,754     250,000      35,856      31,706     250,000
  10     4,500      59,431     29,295     25,837     250,000      57,823      54,364     250,000      41,013      37,555     250,000
  15     4,500     101,959     43,850     43,850     250,000     120,965     120,965     250,000      71,782      71,782     250,000
  20     4,500     156,237     54,305     54,305     250,000     225,888     225,888     275,583     108,080     108,080     250,000
  25     4,500     225,511     59,406     59,406     250,000     399,358     399,358     463,255     151,830     151,830     250,000
  30     4,500     313,924     56,510     56,510     250,000     684,006     684,006     731,886     207,156     207,156     250,000

AGE 65   4,500     168,773     55,806     55,806     250,000     254,132     254,132     304,958     116,142     116,142     250,000


The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the subaccounts of the variable account and the guaranteed interest account and their investment experience. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% And 6.00% Over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

            SOUTHLAND LIFE FUTURE DIMENSIONS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $250,000                       ANNUAL PREMIUM:  $4,500.00
MALE 45 PREFERRED NON-TOBACCO                         DEATH BENEFIT OPTION A
--------------------------------------------------------------------------------
                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:



                              -------------0.00%------------    -------------12.00%-----------   --------------6.00%-------------
                   PREMIUM                 CASH                             CASH                                CASH
                 ACCUMULATED   ACCOUNT     SURR      DEATH      ACCOUNT     SURR        DEATH      ACCOUNT      SURR       DEATH
 YEAR  PREMIUMS     AT 5%       VALUE      VALUE    BENEFIT      VALUE      VALUE      BENEFIT      VALUE       VALUE     BENEFIT


   1    $4,500    $  4,725    $ 2,904    $   934    $250,000   $  3,322    $ 1,352    $250,000   $  3,113   $  1,143    $250,000
   2     4,500       9,686      5,943      3,723     250,000      7,181      4,961     250,000      6,549      4,329     250,000
   3     4,500      14,896      8,874      4,724     250,000     11,379      7,229     250,000     10,076      5,926     250,000
   4     4,500      20,365     11,696      7,546     250,000     15,950     11,800     250,000     13,694      9,544     250,000
   5     4,500      26,109     14,401     10,251     250,000     20,925     16,775     250,000     17,401     13,251     250,000
   6     4,500      32,139     16,990     12,840     250,000     26,349     22,199     250,000     21,199     17,049     250,000
   7     4,500      38,471     19,448     15,298     250,000     32,257     28,107     250,000     25,079     20,929     250,000
   8     4,500      45,120     21,763     17,613     250,000     38,692     34,542     250,000     29,033     24,883     250,000
   9     4,500      52,101     23,926     19,776     250,000     45,705     41,555     250,000     33,054     28,904     250,000
  10     4,500      59,431     25,921     22,463     250,000     53,349     49,891     250,000     37,131     33,673     250,000
  15     4,500     101,959     33,514     33,514     250,000    105,530    105,530     250,000     59,121     59,121     250,000
  20     4,500     156,237     34,498     34,498     250,000    192,208    192,208     250,000     81,947     81,947     250,000
  25     4,500     225,511     23,822     23,822     250,000    338,453    338,453     392,606    103,435    103,435     250,000
  30     4,500     313,924      LAPSE      LAPSE       LAPSE    575,736    575,736     616,037    119,913    119,913     250,000

AGE 65   4,500     168,773     33,498     33,498     250,000    216,100    216,100     259,320     86,420     86,420     250,000



The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the subaccounts of the variable account and the guaranteed interest account and their investment experience. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% And 6.00% Over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Southland Life Insurance Company is managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of Southland's directors.


                                         POSITION WITH
        NAME AND ADDRESS                SOUTHLAND LIFE                     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS

Stephen M. Christopher                     Chairman          Chairman, Southland Life Insurance Company (since 1999); President
1290 Broadway                                                & CEO, Security Life of Denver Insurance Company (1995 - present);
Denver, CO 80203-5699                                        Director & President, Southland Life Insurance Company (1993 - 1995)

James D. Thompson                   Director and President   President, Southland Life Insurance Company, (1995 - present); Chief
5780 Powers Ferry Road, NW                                   Operating Officer, Southland Life Insurance Company (1995-1998);
Atlanta, GA  30327-4390                                      President, Life Insurance Company of Georgia (since 1998); Executive
                                                             Vice President & Chief Financial Officer, ING America Life
                                                             Corporation and Security Life of Denver Insurance Company
                                                             (1993-1995)

Michael W. Cunningham                      Director          Executive Vice President, Chief Financial Officer & Treasurer, ING
5780 Powers Ferry Road, NW                                   North America Insurance Corporation (1994 - present); Executive Vice
Atlanta, GA  30327-4390                                      President & Chief Financial Officer, ING America Insurance Holdings,
                                                             Inc. (1994 - present); Senior Vice President & Chief Financial Officer,
                                                             ING North America Insurance Corporation (1991-1994).

P. Randall Lowery                          Director          Executive Vice President, Actuarial & Risk Management, ING America
5780 Powers Ferry Road, NW                                   Insurance Holdings, Inc. (1998 - present); Senior Vice President &
Atlanta, GA 30327-4390                                       Actuary, ING America Insurance Holdings, Inc. (1997 - 1998); Senior
                                                             Vice President & Corporate Actuary, ING America Life Corporation
                                                             (1995 - 1996); Vice President & Actuary, Southland Life Insurance
                                                             Company (1990 - 1995).

Valerie G. Brown                           Director          President, Medical Risk Solutions, a division of Southland Life
5780 Powers Ferry Road, NW                                   Insurance Company (1998 - present); Executive Vice President -
Atlanta, GA  30327-4390                                      Strategic Marketing & Management Development, ING North America
                                                             Insurance Holdings, Inc. (1996-1998); Vice President - Marketing,
                                                             Taco Bell Corporation (1992-1996).

B. Scott Burton                          Director, Vice      Senior Vice President, General Counsel & Secretary, Southland Life
5780 Powers Ferry Road, NW               President and       Insurance Company and Life Insurance Company of Georgia (1998 to
Atlanta, GA  30327-4390                    Secretary         present); Secretary, Southland Life Insurance Company  (since 1997),
                                                             Vice President & General Counsel, Southland Life Insurance Company
                                                             (1996 - 1998), Associate General Counsel, Southland Life Insurance
                                                             Company (1994-1996); Associate General Counsel, Confederation Life
                                                             Insurance Company (1990-1994).

Jerome J. Cwiok                         Director and Chief   Director, Executive Vice President & Chief Operating Officer, Life
5780 Powers Ferry Road, NW              Operating Officer    Insurance Company of Georgia and Southland Life Insurance Company
Atlanta, GA  30327-4390                                      (1998 - present);Chief Marketing Officer, Life Insurance Company of
                                                             Georgia (1997 to
                                                             present);
                                                             President & Agency
                                                             SBU, Federal
                                                             Kemper Life
                                                             (1993-1997).

The following table sets forth the names, addresses and principal occupations during the last five years of the senior officers of Southland (other than officers who are members of Southland's board of directors).


        NAME AND ADDRESS                 POSITION WITH                     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
                                         SOUTHLAND LIFE
John R. Barmeyer                     Senior Vice President    Senior Vice President and Chief Legal Officer, Southland Life
5780 Powers Ferry Road, NW                                    Insurance Company and Life Insurance Company of Georgia (1996 to
Atlanta, GA  30327-4390                                       present); Director, Southland Life Insurance Company and Life
                                                              Insurance Company of Georgia (1992-1998); and Vice President,
                                                              General Counsel & Secretary, Southland Life Insurance Company and
                                                              Life Insurance Company of Georgia (1990-1996).

James J. Carey                      Senior Vice President -   Senior Vice President - Marketing/Chief Marketing Officer (1996 to
5780 Powers Ferry Road, NW               Marketing and        present); President, United Securities Alliance (1994-1996);
Atlanta, GA  30327-4390                 Chief Marketing       Independent Consulting (1992-1994).
                                            Officer
Daniel B. Settle                       Vice President and     Vice President & Chief Actuary (since 1999); Vice President -
5780 Powers Ferry Road, NW               Chief Actuary        Valuation and Modeling, Southland Life Insurance Company and Life
Atlanta, GA 30327-4390                                        Insurance Company of Georgia (1998 - 1999); Vice President -
                                                              Valuation, Southland Life Insurance Company (1997 - 1998); Vice
                                                              President and Life Actuary,  Life Insurance Company of Georgia
                                                              (1994 - 1997).

Michael E. Fisher                   Senior Vice President -   Senior Vice President-Litigation, Southland Life Insurance Company
5780 Powers Ferry Road, NW                 Litigation         and Life Insurance Company of Georgia (1996 - present); Partner,
Atlanta, GA  30327-4390                                       Gorby & Reeves, P.C. (1992-1996).

Larry F. Nordin                     Senior Vice President -   Senior Vice President-Medical Risk Solutions (1996 - present); Vice
5780 Powers Ferry Road, NW           Medical Risk Solutions   President - Group Sales (1988-1996).
Atlanta, GA  30327-4390

Samuel H. Turner                    Senior Vice President -   Senior Vice President-Emerging Markets (1997 - present); President
5780 Powers Ferry Road, NW              Emerging Markets      & Owner - Alliance Marketing Resources (1991-1997).
Atlanta, GA  30327-4390

Douglas L. Donivan                      Vice President -      Vice President-Customer Services (since 1998); Senior Vice President
5780 Powers Ferry Road, NW             Customer Services      Operations, Liberty Insurance Services (1991-1998).
Atlanta, GA 30327-4390

Charles D. Lewis, Jr.                   Vice President -      Vice - President - Management & Organization Development (1998 -
5780 Powers Ferry Road, NW                Management &        present); Senior Vice President, Development Corporate Services
Atlanta, GA 30327-4390                    Organization        (1997-1998); Vice President, Human Resources (1996 - 1997); Vice
                                                              President, Corporate Education & Development - Security Life of
                                                              Denver (1993 - 1996).

David S. Pendergrass                       Treasurer          Treasurer, Southland Life Insurance Company and Life Insurance
5780 Powers Ferry Road, NW                                    Company of Georgia (1997 - present); Vice President & Treasurer,
Atlanta, GA 30327-4390                                        ING North America Insurance Corporation (1995 - present); Treasury
                                                              Manager, - Scientific Atlanta International (1989-1995).

REGULATION

We are regulated and supervised by the Department of Insurance of the State of Texas which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Southland. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Southland, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Southland's ability to meet its obligations under the policy or to the variable account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.


EXPERTS

The financial statements of Southland Life Insurance Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of the Southland Separate Account L1 at December 31, 1998, and for each of the two years in the period ended December 31, 1998, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Daniel B. Settle, who is Vice President and Chief Actuary of Southland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the variable account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.

                              FINANCIAL STATEMENTS

The audited financial statements of Southland Separate Account L1 at December 31, 1998, and for each of the two years in the period ended December 31, 1998, are included beginning on the next page. Immediately following are the audited financial statements of Southland Life Insurance Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998.

                                      Financial Statements

                                      Southland Separate Account L1
                                      of Southland Life Insurance
                                      Company


                                      Years ended December 31, 1998 and 1997
                                      with Report of Independent Auditors

                          Southland Separate Account L1

                              Financial Statements


                     Years ended December 31, 1998 and 1997





                                    CONTENTS

Report of Independent Auditors................................................70

Audited Financial Statements

Statement of Net Assets.......................................................71
Statements of Operations......................................................76
Statements of Changes in Net Assets...........................................86
Notes to Financial Statements ................................................96

                         Report of Independent Auditors

Board of Directors
Southland Life Insurance Company

We have audited the accompanying statement of net assets of Southland Separate Account L1 (comprising, respectively, the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Sub-Accounts) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market, Index 500, Equity-Income, High Income, Contrafund, and Investment Grade Bond Sub-Accounts) ("VIP and VIP II"), the INVESCO Variable Investment Funds, Inc. (comprising the Industrial Income and Utilities Sub-Accounts) ("INVESCO") and the Janus Aspen Series (comprising the Growth, Aggressive Growth, Worldwide Growth, International Growth, Balanced, and Short-Term Bond Sub-Accounts) ("Janus")) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Separate Account L1 at December 31, 1998, and the results of its operations and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Atlanta, Georgia
April 5, 1999

                          Southland Separate Account L1

                             Statement of Net Assets

                                December 31, 1998



                                                                Total                     Total
                                                                 All         Total        VIP &        Total        Total
                                                            Sub-Accounts     Alger       VIP II       INVESCO       Janus
                                                           -----------------------------------------------------------------
ASSETS
Investments in mutual funds at market value (Note C)         $25,202,304   $4,358,386   $12,117,134   $898,727    $7,828,057
                                                           -------------  -----------  ------------  ---------  ------------
Total assets                                                  25,202,304    4,358,386    12,117,134    898,727     7,828,057
                                                           -------------  -----------  ------------  ---------  ------------

LIABILITIES
Due to (from) Southland Life Insurance Company                 (441,196)     (13,742)     (416,444)      (170)      (10,840)
Due to (from) other sub-accounts (including the
   guaranteed interest account in the general account)           191,850          902       190,578         32           338
                                                           -------------  -----------  ------------  ---------  ------------
Total liabilities                                              (249,346)     (12,840)     (225,866)     ( 138)      (10,502)
                                                           -------------  -----------  ------------  ---------  ------------

Net assets                                                   $25,451,650   $4,371,226   $12,343,000   $898,865    $7,838,559
                                                           =============  ===========  ============  =========  ============

POLICYHOLDER RESERVES
Reserve for policyholders (Note B)                           $25,451,650   $4,371,226   $12,343,000   $898,865    $7,838,559
                                                           -------------  -----------  ------------  ---------  ------------

Total policyholder reserves                                  $25,451,650   $4,371,226   $12,343,000   $898,865    $7,838,559
                                                           =============  ===========  ============  =========  ============



See accompanying notes.

                          Southland Separate Account L1

                                December 31, 1998


                                                                                          ALGER

                                                                     American       American                   American
                                                          Total       Small          MidCap      American      Leveraged
                                                          Alger   Capitalization     Growth       Growth        AllCap
                                                     --------------------------------------------------------------------

ASSETS
Investments in mutual funds at market value (Note C)    $ 4,358,386    $ 881,194    $923,985   $ 1,820,952    $732,255
                                                        -----------    ---------    --------   -----------    --------
Total assets                                              4,358,386      881,194     923,985     1,820,952     732,255
                                                        -----------    ---------    --------   -----------    --------

LIABILITIES
Due to (from) Southland Life Insurance Company              (13,742)      (2,806)        604       (12,031)        491
Due to (from) other sub-accounts (including the
  guaranteed interest account in the general account)           902          522           6           365           9
                                                        -----------    ---------    --------   -----------    --------
Total liabilities                                           (12,840)      (2,284)        610       (11,666)        500
                                                        -----------    ---------    --------   -----------    --------

Net assets                                              $ 4,371,226    $ 883,478    $923,375   $ 1,832,618    $731,755
                                                        ===========    =========    ========   ===========    ========

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                     $ 4,371,226    $ 883,478    $923,375   $ 1,832,618    $731,755
                                                        -----------    ---------    --------   -----------    --------

Total policyholder reserves                             $ 4,371,226    $ 883,478    $923,375   $ 1,832,618    $731,755
                                                        ===========    =========    ========   ===========    ========

Number of sub-account units outstanding (Note G)                      71,702.588   61,552.437   96,519.612  39,281.333
                                                                      ==========   ==========  ===========  ==========

Net value per sub-account unit                                           $12.32       $15.00        $18.99      $18.63
                                                                      ==========   ==========  ===========  ==========


See accompanying notes.

                          Southland Separate Account L1

                                December 31, 1998



                                                   Total           Asset                                  Money
                                                 VIP & VIP        Manager      Growth       Overseas      Market      Index 500
                                                    II
                                               -------------------------------------------------------------------------------------

ASSETS
Investments in mutual funds at market value      $ 12,117,134   $ 504,072   $ 1,158,714   $ 197,318   $ 2,150,215   $ 2,877,794
  (Note C)                                       ------------   ---------   -----------   ---------   -----------   -----------

Total assets                                       12,117,134     504,072     1,158,714     197,318     2,150,215     2,877,794
                                                 ------------   ---------   -----------   ---------   -----------   -----------

LIABILITIES
Due to (from) Southland Life Insurance Company       (416,444)         92        (1,456)       (133)     (401,500)       (7,582)
Due to (from) other sub-accounts (including the
  guaranteed interest account in the general
  account)                                            190,578          (7)            5        --         188,142         1,074
                                                 ------------   ---------   -----------   ---------   -----------   -----------
Total liabilities                                    (225,866)         85        (1,451)       (133)     (213,358)       (6,508)
                                                 ------------   ---------   -----------   ---------   -----------   -----------

Net assets                                       $ 12,343,000   $ 503,987   $ 1,160,165   $ 197,451   $ 2,363,573   $ 2,884,302
                                                 ============   =========   ===========   =========   ===========   ===========

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)              $ 12,343,000   $ 503,987   $ 1,160,165   $ 197,451   $ 2,363,573   $ 2,884,302
                                                 ------------   ---------   -----------   ---------   -----------   -----------

Total policyholder reserves                      $ 12,343,000   $ 503,987   $ 1,160,165   $ 197,451   $ 2,363,573   $ 2,884,302
                                                 ============   =========   ===========   =========   ===========   ===========

Number of sub-account units outstanding (Note G)                35,040.789   67,213.256   15,284.198   194,464.915   159,598.401
                                                                =========   ===========   ==========  ============  ============

Net value per sub-account unit                                     $14.38       $17.26       $12.92        $12.15        $18.07
                                                                =========   ===========   ==========  ============  ============




                                                        Equity-         High                    Investment
                                                         Income        Income     Contrafund    Grade Bond
                                                     -------------------------------------------------------

ASSETS
Investments in mutual funds at market value (Note C)  $ 1,492,604   $   629,412   $ 2,696,802   $ 410,203
Total assets                                          -----------   -----------   -----------   ---------
                                                        1,492,604       629,412     2,696,802     410,203
                                                      -----------   -----------   -----------   ---------
LIABILITIES
Due to (from) Southland Life Insurance Company
                                                           (1,402)         (387)       (3,892)       (184)
Due to (from) other sub-accounts (including the
  guaranteed interest account in the general account)        (343)          237           953         517
                                                      -----------   -----------   -----------   ---------
Total liabilities                                          (1,745)         (150)       (2,939)        333
                                                      -----------   -----------   -----------   ---------

Net assets                                            $ 1,494,349   $   629,562   $ 2,699,741   $ 409,870
                                                      ===========   ===========   ===========   =========

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                   $ 1,494,349   $   629,562   $ 2,699,741   $ 409,870
                                                      -----------   -----------   -----------   ---------

Total policyholder reserves                           $ 1,494,349   $   629,562   $ 2,699,741   $ 409,870
                                                      ===========   ===========   ===========   =========

Number of sub-account units outstanding (Note G)      100,106.288    55,875.183   157,136.563   34,341.076
                                                      ===========   ===========   ===========   =========
                                                      $     14.93   $     11.27   $     17.18   $   11.94
                                                      ===========   ===========   ===========   =========
Net value per sub-account unit



See accompanying notes.

                         Southland Separate Account L1

                               December 31, 1998



                                                                      INVESCO

                                                           Total     Industrial
                                                          INVESCO      Income      Utilities
                                                       --------------------------------------

ASSETS
Investments in mutual funds at market value (Note C )   $ 898,727    $ 710,999    $ 187,728
                                                        ---------    ---------    ---------
Total assets                                              898,727      710,999      187,728
                                                        ---------    ---------    ---------

LIABILITIES
Due to (from) Southland Life Insurance Company               (170)         297         (467)
Due to (from) other sub-accounts (including the
  guaranteed interest account in the general account)          32         (294)         326
                                                        ---------    ---------    ---------
Total liabilities                                            (138)           3         (141)
                                                        ---------    ---------    ---------

Net assets                                              $ 898,865    $ 710,996    $ 187,869
                                                        =========    =========    =========

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                     $ 898,865    $ 710,996    $ 187,869
                                                        ---------    ---------    ---------

Total policyholder reserves                             $ 898,865    $ 710,996    $ 187,869
                                                        =========    =========    =========

Number of sub-account units outstanding (Note G)                     49,352.422   11,674.130
                                                                     =========    =========
Net value per sub-account unit                                          $14.41       $16.09
                                                                     =========    =========


See accompanying notes.

                          Southland Separate Account L1

                                December 31, 1998



                                      JANUS


                                                         TOTAL                    AGGRESSIVE     WORLDWIDE
                                                         JANUS          GROWTH      GROWTH         GROWTH
                                                      -------------------------------------------------------

ASSETS
Investments in mutual funds at market value (Note C)  $ 7,828,057   $ 1,297,960   $1,130,974  $ 2,156,893
                                                      -----------   -----------   ----------  -----------
Total assets                                            7,828,057     1,297,960    1,130,974    2,156,893
                                                      -----------   -----------   ----------  -----------

LIABILITIES
Due to (from) Southland Life Insurance Company            (10,840)       (2,664)         179       (1,614)
Due to (from) other sub-accounts (including the
   guaranteed interest account in the general
   account)                                                   338           293           26        1,335
                                                      -----------   -----------   ----------  -----------
Total liabilities                                         (10,502)       (2,371)         205         (279)
                                                      -----------   -----------   ----------  -----------

Net assets                                            $ 7,838,559   $ 1,300,331   $1,130,769  $ 2,157,172
                                                      ===========   ===========   ==========  ===========

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                   $ 7,838,559   $ 1,300,331   $1,130,769  $ 2,157,172
                                                      -----------   -----------   ----------  -----------

Total policyholder reserves                           $ 7,838,559   $ 1,300,331   $1,130,769  $ 2,157,172
                                                      ===========   ===========   ==========  ===========

Number of sub-account units outstanding (Note G)                      77,638.452   78,750.742  133,217.360
                                                                    ===========   ==========  ============
Net value per sub-account unit                                           $16.75       $14.36       $16.19
                                                                    ===========   ==========  ============



                                                     INTERNATIONAL                 SHORT-TERM
                                                        GROWTH         BALANCED       BOND
                                                      --------------------------------------


ASSETS
Investments in mutual funds at market value (Note C)  $ 1,067,102   $ 2,175,128   $   --
                                                      -----------   -----------   --------
Total assets                                            1,067,102     2,175,128       --
                                                      -----------   -----------   --------

LIABILITIES
Due to (from) Southland Life Insurance Company                330        (7,071)      --
Due to (from) other sub-accounts (including the
   guaranteed interest account in the general
   account)                                                    (7)       (1,309)      --
                                                      -----------   -----------   --------
Total liabilities                                             323        (8,380)      --
                                                      -----------   -----------   --------

Net assets                                            $ 1,066,779   $ 2,183,508   $   --
                                                      ===========   ===========   ========

POLICYHOLDER RESERVES
Reserves for policyholders (Note B)                   $ 1,066,779   $ 2,183,508   $   --
                                                      -----------   -----------   --------

Total policyholder reserves                           $ 1,066,779   $ 2,183,508   $   --
                                                      ===========   ===========   ========

Number of sub-account units outstanding (Note G)       73,359.684   131,276.187       --
                                                      ===========   ===========   ========
Net value per sub-account unit                        $     14.54   $     16.63   $   --
                                                      ===========   ===========   ========









See accompanying notes.

                          Southland Separate Account L1

                             Statement of Operations

                          Year ended December 31, 1998



                                                 Total                   Total
                                                  All        Total        VIP &       Total      Total
                                              Sub-Accounts   Alger       VIP II      INVESCO     Janus
                                              ------------  ---------  -----------  --------  ----------

INVESTMENT INCOME
Dividends from mutual funds                    $  626,404   $179,195   $  252,170   $37,292   $  157,747
Less valuation period deductions (Note B)         119,686     17,962       61,507     4,011       36,206
                                               ----------   --------   ----------   -------   ----------
Net investment income (loss)                      506,718    161,233      190,663    33,281      121,541
                                               ----------   --------   ----------   -------   ----------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments        127,820     25,905       31,103     5,430       65,382
Net unrealized gains (losses) on investments    2,657,680    642,532    1,033,851    41,691      939,606
                                               ----------   --------   ----------   -------   ----------
Net realized and unrealized gains (losses)
   on investments                               2,785,500    668,437    1,064,954    47,121    1,004,988
                                               ----------   --------   ----------   -------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $3,292,218   $829,670   $1,255,617   $80,402   $1,126,529
                                               ==========   ========   ==========   =======   ==========


See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998



                                                                                           ALGER

                                                             American      American                  American
                                                  Total        Small        MidCap       American    Leveraged
                                                  Alger   Capitalization    Growth        Growth      AllCap
                                                 -----------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                      $179,195     $50,067     $ 30,380     $ 87,268     $ 11,480
Less valuation period deductions (Note B)          17,962       4,045        4,033        6,878        3,006
                                                 --------     -------     --------     --------     --------
Net investment income (loss)                      161,233      46,022       26,347       80,390        8,474
                                                 --------     -------     --------     --------     --------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investment          25,905       2,686        9,274        6,653        7,292
Net unrealized gains (losses) on investments      642,532      49,565      120,660      303,561      168,746
                                                 --------     -------     --------     --------     --------
Net realized and unrealized gains (losses)
  on investments                                  668,437      52,251      129,934      310,214      176,038
                                                 --------     -------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $829,670     $98,273     $156,281     $390,604     $184,512
                                                 ========     =======     ========     ========     ========


See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998



                                                                                VIP & VIP II

                                                 Total       Asset                              Money
                                                 VIP &      Manager       Growth    Overseas    Market    Index 500
                                                 VIP II
                                                ------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                    $  252,170   $ 15,561    $ 37,137   $  3,617    $104,324   $ 17,011
Less valuation period deductions (Note B)          61,507      2,798       5,164        924      17,651     11,910
                                               ----------   --------    --------   --------    --------   --------
Net investment income (loss)                      190,663     12,763      31,973      2,693      86,673      5,101
                                               ----------   --------    --------   --------    --------   --------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments         31,103     (2,166)      3,265     (1,636)       --       12,724
Net unrealized gains (losses) on investments    1,033,851     28,383     189,989     11,290        --      332,201
                                               ----------   --------    --------   --------    --------   --------
Net realized and unrealized gains (losses)
  on investments                                1,064,954     26,217     193,254      9,654        --      344,925
                                               ----------   --------    --------   --------    --------   --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $1,255,617   $ 38,980    $225,227   $ 12,347    $ 86,673   $350,026
                                               ==========   ========    ========   ========    ========   ========






                                                Equity-      High                  Investment
                                                Income      Income    Contrafund   Grade Bond

                                               -------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                    $ 23,486   $ 16,684    $ 30,389   $ 3,961
Less valuation period deductions (Note B)         6,837      2,983      11,312     1,928
                                               --------   --------    --------   -------
Net investment income (loss)                     16,649     13,701      19,077     2,033
                                               --------   --------    --------   -------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments        2,172     (2,338)      8,424    10,658
Net unrealized gains (losses) on investments     82,881    (39,195)    420,570     7,732
                                               --------   --------    --------   -------
Net realized and unrealized gains (losses)
  on investments                                 85,053    (41,533)    428,994    18,390
                                               --------   --------    --------   -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $101,702   $(27,832)   $448,071   $20,423
                                               ========   ========    ========   =======



See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998



                                                            INVESCO

                                                   Total  Industrial
                                                  INVESCO   Income   Utilities
                                                  ---------------------------

INVESTMENT INCOME
Dividends from mutual funds                       $37,292   $34,407   $ 2,885
Less valuation period deductions (Note B)           4,011     3,474       537
                                                  -------   -------   -------
Net investment income (loss)                       33,281    30,933     2,348
                                                  -------   -------   -------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments          5,430     4,916       514
Net unrealized gains (losses) on investments       41,691    23,002    18,689
                                                  -------   -------   -------
Net realized and unrealized gains (losses)
  on investments                                   47,121    27,918    19,203
                                                  -------   -------   -------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                     $80,402   $58,851   $21,551
                                                  =======   =======   =======


See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998



                                                                                     JANUS

                                                  Total                Aggressive  Worldwide  International            Short-Term
                                                  Janus     Growth       Growth     Growth       Growth      Balanced     Bond
                                                ---------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                    $  157,747   $ 36,308   $    --      $ 52,078   $16,024     $ 49,352   $ 3,985
Less valuation period deductions (Note B)          36,206      5,483       4,426      11,466     6,089        8,447       295
                                               ----------   --------   ---------    --------   -------     --------   -------
Net investment income (loss)                      121,541     30,825      (4,426)     40,612     9,935       40,905     3,690
                                               ----------   --------   ---------    --------   -------     --------   -------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments         65,382     30,199       4,969      21,777     2,697        9,053    (3,313)
Net unrealized gains (losses) on investments      939,606    189,068     227,403     208,893    41,449      271,281     1,512
Net realized and unrealized gains (losses)
                                               ----------   --------   ---------    --------   -------     --------   -------
   on investments                               1,004,988    219,267     232,372     230,670    44,146      280,334    (1,801)
                                               ----------   --------   ---------    --------   -------     --------   -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $1,126,529   $250,092   $ 227,946    $271,282   $54,081     $321,239   $ 1,889
                                               ==========   ========   =========    ========   =======     ========   =======


See accompanying notes.

                          Southland Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1997



                                                     Total                      Total
                                                      All          Total        VIP &        Total        Total
                                                 Sub-Accounts      Alger       VIP II       INVESCO       Janus
                                                 -----------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                       $ 47,219      $    829       $29,532      $ 9,839       $ 7,019
Less valuation period deductions (Note B)           13,332         2,047         8,582          305         2,398
                                                  --------      --------       -------      -------       -------
Net investment income (loss)                        33,887        (1,218)       20,950        9,534         4,621
                                                  --------      --------       -------      -------       -------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
Net realized gains (losses) on investments          18,964         4,877         6,680          604         6,803
Net unrealized gains (losses) on investments       118,688        26,112        69,730       (1,884)       24,730
                                                  --------      --------       -------      -------       -------
Net realized and unrealized gains (losses)
   on investments                                  137,652        30,989        76,410       (1,280)       31,533
                                                  --------      --------       -------      -------       -------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      $171,539      $ 29,771       $97,360      $ 8,254       $36,154
                                                  ========      ========       =======      =======       =======


 See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                                                                 ALGER

                                                                 American       American                    American
                                                     Total        Small         MidCap      American       Leveraged
                                                     Alger   Capitalization     Growth       Growth          AllCap
                                                  -------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                       $    829       $   319       $    18       $    492       $  --
Less valuation period deductions (Note B)            2,047           550           511            543           443
                                                  --------       -------       -------       --------       -------
Net investment income (loss)                        (1,218)         (231)         (493)           (51)         (443)
                                                  --------       -------       -------       --------       -------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments           4,877           988         1,017          1,571         1,301
Net unrealized gains (losses) on investments        26,112         7,706         1,036          9,623         7,747
                                                  --------       -------       -------       --------       -------
Net realized and unrealized gains (losses)
  on investments                                    30,989         8,694         2,053         11,194         9,048
                                                  --------       -------       -------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 29,771       $ 8,463       $ 1,560       $ 11,143       $ 8,605
                                                  ========       =======       =======       ========       =======



   See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                  VIP & VIP II

                                                  Total
                                                VIP & VIP     Asset                           Money       Index     Equity-
                                                    II       Manager   Growth     Overseas    Market       500       Income
                                                ---------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                     $29,532    $  --       $  --         $--     $29,532    $   --       $  --
Less valuation period deductions (Note B)         8,582        142         322        65       4,934         710         431
                                                -------    -------     -------     -----     -------    --------     -------
Net investment income (loss)                     20,950       (142)       (322)      (65)     24,598        (710)       (431)
                                                -------    -------     -------     -----     -------    --------     -------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments        6,680        238         199        (3)       --         2,043         660
Net unrealized gains (losses) on investments     69,730      2,096       2,921      (618)       --        17,360       9,223
                                                -------    -------     -------     -----     -------    --------     -------
Net realized and unrealized gains (losses)
  on investments                                 76,410      2,334       3,120      (621)       --        19,403       9,883
                                                -------    -------     -------     -----     -------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $97,360    $ 2,192     $ 2,798     $(686)    $24,598    $ 18,693     $ 9,452
                                                =======    =======     =======     =====     =======    ========     =======


                                                                         Investment
                                                 High                      Grade
                                                Income      Contrafund      Bond
                                                -------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                     $  --       $   --       $  --
Less valuation period deductions (Note B)           398        1,381         199
                                                -------     --------     -------
Net investment income (loss)                       (398)      (1,381)       (199)
                                                -------     --------     -------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments          817        2,545         181
Net unrealized gains (losses) on investments      7,284       28,977       2,487
                                                -------     --------     -------
Net realized and unrealized gains (losses)
  on investments                                  8,101       31,522       2,668
                                                -------     --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $ 7,703     $ 30,141     $ 2,469
                                                =======     ========     =======





See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                                            INVESCO

                                                 Total     Industrial
                                                INVESCO      Income    Utilities
                                               ---------------------------------

INVESTMENT INCOME
Dividends from mutual funds                    $ 9,839       $ 9,766       $ 73
Less valuation period deductions (Note B)          305           300          5
                                               -------       -------       ----
Net investment income (loss)                     9,534         9,466         68
                                               -------       -------       ----

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments         604           592         12
Net unrealized gains (losses) on investments    (1,884)       (2,062)       178
                                               -------       -------       ----
Net realized and unrealized gains (losses)
  on investments                                (1,280)       (1,470)       190
                                               -------       -------       ----
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $ 8,254       $ 7,996       $258
                                               =======       =======       ====


 See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                                                                       JANUS

                                                   Total                Aggressive   Worldwide  International             Short-Term
                                                   Janus      Growth      Growth       Growth       Growth     Balanced     Bond
                                                 -----------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                      $ 7,019     $ 2,261     $  --        $ 2,031     $   226      $  825     $ 1,676
Less valuation period deductions (Note B)          2,398         661         240          995         297         184          21
                                                 -------     -------     -------      -------     -------      ------     -------
Net investment income (loss)                       4,621       1,600        (240)       1,036         (71)        641       1,655
                                                 -------     -------     -------      -------     -------      ------     -------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized gains (losses) on investments         6,803       2,977       1,170        1,592         983          75           6
Net unrealized gains (losses) on investments      24,730       6,871       6,573       11,707      (1,597)      2,688      (1,512)
                                                 -------     -------     -------      -------     -------      ------     -------
Net realized and unrealized gains (losses)
  on investments                                  31,533       9,848       7,743       13,299        (614)      2,763      (1,506)
                                                 -------     -------     -------      -------     -------      ------     -------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $36,154     $11,448     $ 7,503      $14,335     $  (685)     $3,404     $   149
                                                 =======     =======     =======      =======     =======      ======     =======


See accompanying notes.

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998


                                                              Total                           Total
                                                               All             Total          VIP &         Total         Total
                                                           Sub-Accounts        Alger          VIP II       INVESCO        Janus
                                                          --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                              $    506,718    $   161,233    $    190,663    $  33,281    $   121,541
Net realized gains (losses) on investments                     127,820         25,905          31,103        5,430         65,382
Net unrealized gains (losses)  on investments                2,657,680        642,532       1,033,851       41,691        939,606
                                                          ------------    -----------    ------------    ---------    -----------
Increase (decrease) in net assets from operations            3,292,218        829,670       1,255,617       80,402      1,126,529
                                                          ------------    -----------    ------------    ---------    -----------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                20,624,321      1,162,046      17,385,636      261,529      1,815,110
Cost of insurance and administrative expenses               (2,903,575)      (419,601)     (1,693,394)     (78,336)      (712,244)
Benefit payments                                                  (615)          --              (309)        --             (306)
Surrenders and withdrawals                                    (307,094)       (53,131)       (142,218)      (4,788)      (106,957)
Net transfers among sub-accounts (including the
    guaranteed interest account in the general account)       (121,358)     2,273,667      (7,539,680)     497,977      4,646,678
Other                                                          (99,262)       (19,523)        (59,568)      (2,149)       (18,022)
                                                          ------------    -----------    ------------    ---------    -----------

Increase (decrease) from principal transactions             17,192,417      2,943,458       7,950,467      674,233      5,624,259
                                                          ------------    -----------    ------------    ---------    -----------

Total increase (decrease) in net assets                     20,484,635      3,773,128       9,206,084      754,635      6,750,788

Net assets at beginning of year                              4,967,015        598,098       3,136,916      144,230      1,087,771
                                                          ------------    -----------    ------------    ---------    -----------

Net assets at end of year                                 $ 25,451,650    $ 4,371,226    $ 12,343,000    $ 898,865    $ 7,838,559
                                                          ============    ===========    ============    =========    ===========



See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998


                                                                                             ALGER

                                                                              American     American                 American
                                                                  Total        Small        MidCap     American     Leveraged
                                                                  Alger    Capitalization   Growth      Growth       AllCap
                                                             --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                 $   161,233    $  46,022    $  26,347    $    80,390    $   8,474
Net realized gains (losses) on investments                        25,905        2,686        9,274          6,653        7,292
Net unrealized gains (losses) on investments                     642,532       49,565      120,660        303,561      168,746
                                                             -----------    ---------    ---------    -----------    ---------
Increase (decrease) in net assets from operations                829,670       98,273      156,281        390,604      184,512
                                                             -----------    ---------    ---------    -----------    ---------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                   1,162,046      285,818      203,624        475,150      197,454
Cost of insurance and administrative expenses                   (419,601)     (97,991)     (86,531)      (160,700)     (74,379)
Benefit payments                                                    --           --           --             --           --
Surrenders and withdrawals                                       (53,131)     (15,643)     (12,779)       (17,013)      (7,696)

Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                    2,273,667      446,424      502,094        987,565      337,584
Other                                                            (19,523)        (774)        (889)       (15,121)      (2,739)
                                                             -----------    ---------    ---------    -----------    ---------

Increase (decrease) from principal transactions                2,943,458      617,834      605,519      1,269,881      450,224
                                                             -----------    ---------    ---------    -----------    ---------

Total increase (decrease) in net assets                        3,773,128      716,107      761,800      1,660,485      634,736

Net assets at beginning of year                                  598,098      167,371      161,575        172,133       97,019
                                                             -----------    ---------    ---------    -----------    ---------

Net assets at end of year                                    $ 4,371,226    $ 883,478    $ 923,375    $ 1,832,618    $ 731,755
                                                             ===========    =========    =========    ===========    =========


See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998


                                                                                                                     VIP & VIP II

                                                                TOTAL
                                                              VIP & VIP       ASSET                                  MONEY
                                                                 II          MANAGER       GROWTH      OVERSEAS      MARKET
                                                            --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                $    190,663   $  12,763   $    31,973   $   2,693   $     86,673
Net realized gains (losses) on investments                        31,103      (2,166)        3,265      (1,636)          --
Net unrealized gains (losses) on investments                   1,033,851      28,383       189,989      11,290           --
                                                            ------------   ---------   -----------   ---------   ------------
Increase (decrease) in net assets from operations              1,255,617      38,980       225,227      12,347         86,673
                                                            ------------   ---------   -----------   ---------   ------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                  17,385,636     150,080       324,965      91,305     14,635,587
Cost of insurance and administrative expenses                 (1,693,394)    (54,468)     (113,665)    (25,461)      (700,063)
Benefit payments                                                    (309)       --            --          --             --
Surrenders and withdrawals                                      (142,218)     (6,929)      (28,566)     (3,338)       (12,212)
Net transfers among sub-accounts (including the guaranteed
  interest account in the general account)                    (7,539,680)    295,904       509,516      83,279    (13,025,086)
Other                                                            (59,568)     (1,306)       (4,893)     (1,025)       (31,073)
                                                            ------------   ---------   -----------   ---------   ------------

Increase (decrease) from principal transactions                7,950,467     383,281       687,357     144,760        867,153
                                                            ------------   ---------   -----------   ---------   ------------

Total increase (decrease) in net assets                        9,206,084     422,261       912,584     157,107        953,826

Net assets at beginning of year                                3,136,916      81,726       247,581      40,344      1,409,747
                                                            ------------   ---------   -----------   ---------   ------------

Net assets at end of year                                   $ 12,343,000   $ 503,987   $ 1,160,165   $ 197,451   $  2,363,573
                                                            ============   =========   ===========   =========   ============





                                                                                                                INVESTMENT
                                                                           EQUITY-        HIGH                     GRADE
                                                            INDEX 500      INCOME       INCOME      CONTRAFUND     BOND
                                                          ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                              $     5,101   $    16,649   $  13,701   $    19,077   $   2,033
Net realized gains (losses) on investments                     12,724         2,172      (2,338)        8,424      10,658
Net unrealized gains (losses) on investments                  332,201        82,881     (39,195)      420,570       7,732
                                                          -----------   -----------   ---------   -----------   ---------
Increase (decrease) in net assets from operations             350,026       101,702     (27,832)      448,071      20,423
                                                          -----------   -----------   ---------   -----------   ---------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                  822,531       353,365     150,989       765,529      91,285
Cost of insurance and administrative expenses                (304,160)     (127,836)    (45,807)     (294,427)    (27,507)
Benefit payments                                                 --            --          --            (309)       --
Surrenders and withdrawals                                    (54,104)       (8,634)       (229)      (28,154)        (52)
Net transfers among sub-accounts (including the guaranteed
  interest account in the general account)                  1,690,539       832,698     404,606     1,396,236     272,628
Other                                                         (18,689)          (66)      8,758       (10,148)     (1,126)
                                                          -----------   -----------   ---------   -----------   ---------

Increase (decrease) from principal transactions             2,136,117     1,049,527     518,317     1,828,727     335,228
                                                          -----------   -----------   ---------   -----------   ---------

Total increase (decrease) in net assets                     2,486,143     1,151,229     490,485     2,276,798     355,651

Net assets at beginning of year                               398,159       343,120     139,077       422,943      54,219
                                                          -----------   -----------   ---------   -----------   ---------

Net assets at end of year                                 $ 2,884,302   $ 1,494,349   $ 629,562   $ 2,699,741   $ 409,870
                                                          ===========   ===========   =========   ===========   =========


See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998


                                                                                 INVESCO

                                                                   Total       Industrial
                                                                  INVESCO        Income         Utilities
                                                                -----------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                    $  33,281       $  30,933       $   2,348
Net realized gains (losses) on investments                          5,430           4,916             514
Net unrealized gains (losses) on investments                       41,691          23,002          18,689
                                                                ---------       ---------       ---------
Increase (decrease) in net assets from operations                  80,402          58,851          21,551
                                                                ---------       ---------       ---------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                      261,529         200,531          60,998
Cost of insurance and administrative expenses                     (78,336)        (61,807)        (16,529)
Benefit payments                                                     --              --              --
Surrenders and withdrawals                                         (4,788)         (4,417)           (371)
Net transfers among sub-accounts (including the guaranteed        497,977         377,109         120,868
   interest account in the general account)
Other                                                              (2,149)           (272)         (1,877)
                                                                ---------       ---------       ---------

Increase (decrease) from principal transactions                   674,233         511,144         163,089
                                                                ---------       ---------       ---------

Total increase (decrease) in net assets                           754,635         569,995         184,640

Net assets at beginning of year                                   144,230         141,001           3,229
                                                                ---------       ---------       ---------

Net assets at end of year                                       $ 898,865       $ 710,996       $ 187,869
                                                                =========       =========       =========

See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1998



                                                                                          JANUS

                                                               Total                       Aggressive     Worldwide
                                                               Janus         Growth          Growth         Growth
                                                             ---------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                 $   121,541    $    30,825    $    (4,426)   $    40,612
Net realized gains (losses) on investments                        65,382         30,199          4,969         21,777
Net unrealized gains (losses) on investments                     939,606        189,068        227,403        208,893
                                                             -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations              1,126,529        250,092        227,946        271,282
                                                             -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                   1,815,110        426,022        322,364        490,342
Cost of insurance and administrative expenses                   (712,244)      (167,261)      (104,466)      (187,471)
Benefit payments                                                    (306)          (306)          --             --
Surrenders and withdrawals                                      (106,957)       (34,731)        (6,451)       (63,558)
Net transfers among sub-accounts (including the guaranteed     4,646,678        581,280        602,530      1,168,578
   interest account in the general account)
Other                                                            (18,022)        (3,705)        (6,883)        (4,546)
                                                             -----------    -----------    -----------    -----------

Increase (decrease) from principal transactions                5,624,259        801,299        807,094      1,403,345
                                                             -----------    -----------    -----------    -----------

Total increase (decrease) in net assets                        6,750,788      1,051,391      1,035,040      1,674,627

Net assets at beginning of year                                1,087,771        248,940         95,729        482,545
                                                             -----------    -----------    -----------    -----------

Net assets at end of year                                    $ 7,838,559    $ 1,300,331    $ 1,130,769    $ 2,157,172
                                                             ===========    ===========    ===========    ===========




                                                             International                 Short-Term
                                                                 Growth       Balanced        Bond
                                                            ----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                 $     9,935    $    40,905    $  3,690
Net realized gains (losses) on investments                         2,697          9,053      (3,313)
Net unrealized gains (losses) on investments                      41,449        271,281       1,512
                                                             -----------    -----------    --------
Increase (decrease) in net assets from operations                 54,081        321,239       1,889
                                                             -----------    -----------    --------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                     200,143        367,935       8,304
Cost of insurance and administrative expenses                    (98,915)      (151,467)     (2,664)
Benefit payments                                                    --             --          --
Surrenders and withdrawals                                        (1,162)        (1,055)       --
Net transfers among sub-accounts (including the guaranteed       755,641      1,556,845     (18,196)
   interest account in the general account)
Other                                                              2,053         (4,471)       (470)
                                                             -----------    -----------    --------

Increase (decrease) from principal transactions                  857,760      1,767,787     (13,026)
                                                             -----------    -----------    --------

Total increase (decrease) in net assets                          911,841      2,089,026     (11,137)

Net assets at beginning of year                                  154,938         94,482      11,137
                                                             -----------    -----------    --------

Net assets at end of year                                    $ 1,066,779    $ 2,183,508    $   --
                                                             ===========    ===========    ========





See accompanying notes.

                          Southland Separate Account L1

                       Statement of Changes in Net Assets

                          Year ended December 31, 1997



                                                               Total                      Total
                                                                All          Total        VIP &           Total         Total
                                                            Sub-Accounts     Alger        VIP II         INVESCO        Janus
                                                         ------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                              $    33,887     $  (1,218)    $    20,950     $   9,534     $     4,621
Net realized gains (losses) on investments                     18,964         4,877           6,680           604           6,803
Net unrealized gains (losses) on investments                  118,688        26,112          69,730        (1,884)         24,730
                                                          -----------     ---------     -----------     ---------     -----------
Increase (decrease) in net assets from operations             171,539        29,771          97,360         8,254          36,154
                                                          -----------     ---------     -----------     ---------     -----------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                5,248,437       102,293       4,858,995        34,087         253,062
Cost of insurance and administrative expenses                (437,265)      (55,276)       (304,785)       (8,313)        (68,891)
Surrenders and withdrawals                                     (1,357)         (346)           (677)           (8)           (326)
Net transfers among sub-accounts (including the
   guaranteed interest account in the general account)        (14,339)      521,656      (1,513,977)      110,210         867,772
                                                          -----------     ---------     -----------     ---------     -----------

Increase from principal transactions                        4,795,476       568,327       3,039,556       135,976       1,051,617
                                                          -----------     ---------     -----------     ---------     -----------

Total increase in net assets                                4,967,015       598,098       3,136,916       144,230       1,087,771

Net assets at beginning of year                                  --            --              --            --              --
                                                          -----------     ---------     -----------     ---------     -----------

Net assets at end of year                                 $ 4,967,015     $ 598,098     $ 3,136,916     $ 144,230     $ 1,087,771
                                                          ===========     =========     ===========     =========     ===========

See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                                                                          ALGER

                                                                         American        American                      American
                                                            Total         Small           MidCap        American       Leveraged
                                                            Alger     Capitalization      Growth         Growth         AllCap
                                                       ---------------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                           $  (1,218)      $    (231)      $    (493)      $     (51)      $   (443)
Net realized gains (losses) on investments                 4,877             988           1,017           1,571          1,301
Net unrealized gains (losses) on investments              26,112           7,706           1,036           9,623          7,747
                                                       ---------       ---------       ---------       ---------       --------
Increase (decrease) in net assets from operations         29,771           8,463           1,560          11,143          8,605
                                                       ---------       ---------       ---------       ---------       --------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                             102,293          19,354          41,846          21,286         19,807
Cost of insurance and administrative expenses            (55,276)        (14,992)        (12,080)        (17,070)       (11,134)
Surrenders and withdrawals                                  (346)           (127)            (23)           (180)           (16)
Net transfers among sub-accounts (including the
guaranteed
   interest account in the general account)              521,656         154,673         130,272         156,954         79,757
                                                       ---------       ---------       ---------       ---------       --------

Increase from principal transactions                     568,327         158,908         160,015         160,990         88,414
                                                       ---------       ---------       ---------       ---------       --------

Total increase in net assets                             598,098         167,371         161,575         172,133         97,019

Net assets at beginning of year                             --              --              --              --             --
                                                       ---------       ---------       ---------       ---------       --------

Net assets at end of year                              $ 598,098       $ 167,371       $ 161,575       $ 172,133       $ 97,019
                                                       =========       =========       =========       =========       ========


See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                                                                                     VIP & VIP II

                                                                  Total
                                                                VIP & VIP      Asset                                    Money
                                                                   II         Manager      Growth       Overseas        Market
                                                              ----------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                  $    20,950     $   (142)    $    (322)    $    (65)    $    24,598
Net realized gains (losses) on investments                          6,680          238           199           (3)           --
Net unrealized gains (losses) on investments                       69,730        2,096         2,921         (618)           --
                                                              -----------     --------     ---------     --------     -----------
Increase (decrease) in net assets from operations                  97,360        2,192         2,798         (686)         24,598
                                                              -----------     --------     ---------     --------     -----------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                    4,858,995       28,701        13,829        8,799       4,552,361
Cost of insurance and administrative expenses                    (304,785)      (3,199)       (8,783)      (2,955)       (215,522)
Surrenders and withdrawals                                           (677)         (16)          (16)        --              --
Net transfers among sub-accounts (including the guaranteed
  interest account in the gaccount)                            (1,513,977)      54,048       239,753       35,186      (2,951,690)
                                                              -----------     --------     ---------     --------     -----------

Increase from principal transactions                            3,039,556       79,534       244,783       41,030       1,385,149
                                                              -----------     --------     ---------     --------     -----------

Total increase in net assets                                    3,136,916       81,726       247,581       40,344       1,409,747

Net assets at beginning of year                                      --           --            --           --              --
                                                              -----------     --------     ---------     --------     -----------

Net assets at end of year                                     $ 3,136,916     $ 81,726     $ 247,581     $ 40,344     $ 1,409,747
                                                              ===========     ========     =========     ========     ===========





                                                                              Equity-         High                      Investment
                                                              Index 500       Income         Income       Contrafund    Grade Bond
                                                              -------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                   $    (710)    $    (431)    $    (398)    $  (1,381)    $   (199)
Net realized gains (losses) on investments                         2,043           660           817         2,545          181
Net unrealized gains (losses) on investments                      17,360         9,223         7,284        28,977        2,487
                                                               ---------     ---------     ---------     ---------     --------
Increase (decrease) in net assets from operations                 18,693         9,452         7,703        30,141        2,469
                                                               ---------     ---------     ---------     ---------     --------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                      80,172        26,271        49,548        80,795       18,519
Cost of insurance and administrative expenses                    (16,744)       (7,481)       (9,095)      (35,811)      (5,195)
Surrenders and withdrawals                                           (58)           (8)         --            (579)        --
Net transfers among sub-accounts (including the guaranteed
  interest account in the gaccount)                              316,096       314,886        90,921       348,397       38,426
                                                               ---------     ---------     ---------     ---------     --------

Increase from principal transactions                             379,466       333,668       131,374       392,802       51,750
                                                               ---------     ---------     ---------     ---------     --------

Total increase in net assets                                     398,159       343,120       139,077       422,943       54,219

Net assets at beginning of year                                     --            --            --            --           --
                                                               ---------     ---------     ---------     ---------     --------

Net assets at end of year                                      $ 398,159     $ 343,120     $ 139,077     $ 422,943     $ 54,219
                                                               =========     =========     =========     =========     ========


See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                                                      INVESCO

                                                          Total      Industrial
                                                         INVESCO       Income     Utilities
                                                       --------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                           $   9,534     $   9,466     $    68
Net realized gains (losses) on investments                   604           592          12
Net unrealized gains (losses) on investments              (1,884)       (2,062)        178
                                                       ---------     ---------     -------
Increase (decrease) in net assets from operations          8,254         7,996         258
                                                       ---------     ---------     -------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                              34,087        32,647       1,440
Cost of insurance and administrative expenses             (8,313)       (7,681)       (632)
Surrenders and withdrawals                                    (8)         --            (8)
Net transfers among sub-accounts (including the
guaranteed interest account in the general account)      110,210       108,039       2,171
                                                       ---------     ---------     -------

Increase from principal transactions                     135,976       133,005       2,971
                                                       ---------     ---------     -------

Total increase in net assets                             144,230       141,001       3,229

Net assets at beginning of year                             --            --          --
                                                       ---------     ---------     -------

Net assets at end of year                              $ 144,230     $ 141,001     $ 3,229
                                                       =========     =========     =======


 See accompanying notes.

                          Southland Separate Account L1

                          Year Ended December 31, 1997



                                                                                                         JANUS

                                                                 Total                     Aggressive     Worldwide    International
                                                                 Janus         Growth        Growth         Growth        Growth
                                                             -----------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                  $     4,621     $   1,600     $   (240)    $   1,036     $     (71)
Net realized gains (losses) on investments                          6,803         2,977        1,170         1,592           983
Net unrealized gains (losses) on investments                       24,730         6,871        6,573        11,707        (1,597)
                                                              -----------     ---------     --------     ---------     ---------
Increase (decrease) in net assets from operations                  36,154        11,448        7,503        14,335          (685)
                                                              -----------     ---------     --------     ---------     ---------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                      253,062        70,041       28,978        98,303        36,942
Cost of insurance and administrative expenses                     (68,891)      (21,920)     (10,113)      (25,436)       (7,255)
Surrenders and withdrawals                                           (326)         (246)         (16)          (64)         --
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                        67,772       189,617       69,377       395,407       125,936
                                                              -----------     ---------     --------     ---------     ---------

Increase from principal transactions                            1,051,617       237,492       88,226       468,210       155,623
                                                              -----------     ---------     --------     ---------     ---------

Total increase in net assets                                    1,087,771       248,940       95,729       482,545       154,938

Net assets at beginning of year                                      --            --           --            --            --
                                                              -----------     ---------     --------     ---------     ---------

Net assets at end of year                                     $ 1,087,771     $ 248,940     $ 95,729     $ 482,545     $ 154,938
                                                              ===========     =========     ========     =========     =========




                                                                            Short-Term
                                                                Balanced       Bond
                                                              ---------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                                   $    641     $  1,655
Net realized gains (losses) on investments                           75            6
Net unrealized gains (losses) on investments                      2,688       (1,512)
                                                               --------     --------
Increase (decrease) in net assets from operations                 3,404          149
                                                               --------     --------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                                                     18,703           95
Cost of insurance and administrative expenses                    (3,564)        (603)
Surrenders and withdrawals                                         --           --
Net transfers among sub-accounts (including the guaranteed
   interest account in the general account)                      75,939       11,496
                                                               --------     --------

Increase from principal transactions                             91,078       10,988
                                                               --------     --------

Total increase in net assets                                     94,482       11,137

Net assets at beginning of year                                    --           --
                                                               --------     --------

Net assets at end of year                                      $ 94,482     $ 11,137
                                                               ========     ========



See accompanying notes.

                          Southland Separate Account L1

                          Notes to Financial Statements

                                December 31, 1998


NOTE A. ORGANIZATION

The Southland Separate Account L1 (the Separate Account) was established by resolution of the Board of Directors of Southland Life Insurance Company (the Company) on February 25, 1994. The Separate Account was inactive prior to January 31, 1997, except for matters relating to its organization as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Separate Account supports the operations of the Future Dimensions Variable Universal Life (Future Dimensions) policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 1998, the Separate Account consisted of twenty investment sub-accounts available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("fund"). The funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

The Alger American Fund (Alger):
    American Small Capitalization
    American MidCap Growth
    American Growth
    American Leveraged AllCap

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
     VIP II Asset Manager
     VIP Growth
     VIP Overseas
     VIP Money Market
     VIP II Index 500
     VIP Equity-Income
     VIP High Income
     VIP II Contrafund
     VIP II Investment Grade Bond

                          Southland Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)


INVESCO Variable Investment Funds, Inc. (INVESCO):
     Industrial Income
     Utilities

Janus Aspen Series Funds (Janus):
     Growth
     Aggressive Growth
     Worldwide Growth
     International Growth
     Balanced

The Future Dimensions policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Future Dimensions product also provides the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the Company's General Account. The GIA guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in the Separate Account financial statements.

Effective May 1, 1998, the sub-account of the Separate Account investing in Janus Aspen Series Short-Term Bond Fund no longer accepted any new investments. The Securities and Exchange Commission issued a substitution order and on September 28, 1998, shares of the Fidelity VIP Money Market Fund were exchanged for Janus Aspen Series Short-Term Bond Fund shares.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of financial statements along with the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          Southland Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the funds are valued at the closing net asset value (market value) per share as determined by the funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the funds are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account sub-accounts, and are reflected daily in the computation of the unit values of the sub-accounts.

For Future Dimensions policies, a daily deduction, at an annual rate of .90% of the daily asset value of the Separate Account sub-accounts, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 1998 and 1997 were $119,686 and $13,332, respectively.

POLICYHOLDER RESERVES--Policyholder reserves are presented in the financial statements at the aggregate account values of the policyholders invested in the Separate Account sub-accounts. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

                          Southland Separate Account L1

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and sub-account transfers. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other sub-accounts, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 1998 and 1997 were $2,903,575 and $437,265, respectively. Dividends made by the funds are reinvested in the funds.

The following is a summary of Fund shares owned as of December 31, 1998:


                                                           Number        Net Asset         Value
                                                             of            Value         of Shares        Cost of
Fund                                                       Shares        at Market       at Market         Shares
--------------------------------------------------------------------------------------------------------------------

The Alger American Fund:
   American Small Capitalization                            20,040.800    $43.97      $   881,194    $   823,924
   American MidCap Growth                                   32,005.000    $28.87          923,985        802,289
   American Growth                                          34,215.550    $53.22        1,820,952      1,507,768
   American Leveraged AllCap                                20,981.500    $34.90          732,255        555,761

Fidelity Variable Insurance Products (VIP & VIP II)
Funds:
   VIP  II Asset Manager                                    27,757.250    $18.16          504,072        473,592
   VIP Growth                                               25,823.750    $44.87        1,158,714        965,803
   VIP Overseas                                              9,841.400    $20.05          197,318        186,648
   VIP Money Market                                      2,150,214.000     $1.00        2,150,215      2,150,214
   VIP II Index 500                                         20,373.750   $141.25        2,877,794      2,528,232
   VIP Equity-Income                                        58,717.700    $25.42        1,492,604      1,400,500
   VIP High Income                                          54,589.000    $11.53          629,412        661,323
   VIP II Contrafund                                       110,343.820    $24.44        2,696,802      2,247,256
   VIP II Investment Grade Bond                             31,651.500    $12.96          410,203        399,984

INVESCO Variable Investment Funds, Inc.:
   Industrial Income                                        38,205.180    $18.61          710,999        690,059
   Utilities                                                10,558.400    $17.78          187,728        168,860

Janus Aspen Series Funds:
   Growth                                                   55,138.500    $23.54        1,297,960      1,102,020
   Aggressive Growth                                        40,992.200    $27.59        1,130,974        896,998
   Worldwide Growth                                         74,145.500    $29.09        2,156,893      1,936,293
   International Growth                                     50,169.500    $21.27        1,067,102      1,027,251
   Balanced                                                 96,672.500    $22.50        2,175,128      1,901,160
   Short-Term Bond                                               0.000    $ 0.00             --             --
                                                                                      -----------    -----------

Total                                                                                 $25,202,304    $22,425,935
                                                                                      ===========    ===========

                          Southland Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)

For the year ended December 31, 1998, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:



                                                                Beginning                                         End
Fund                                                             of Year       Purchases        Sales           of Year
-------------------------------------------------------------------------------------------------------------------------

The Alger American Fund:
   American Small Capitalization                              $  159,788    $   793,898    $   (129,762)    $   823,924
   American MidCap Growth                                        160,671        808,135        (166,517)        802,289
   American Growth                                               162,645      1,567,659        (222,536)      1,507,768
   American Leveraged AllCap                                      89,374        558,712         (92,325)        555,761

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
   VIP  II Asset Manager                                          79,694        484,109         (90,211)        473,592
   VIP Growth                                                    244,864        881,785        (160,846)        965,803
   VIP Overseas                                                   40,989        182,452         (36,793)        186,648
   VIP Money Market                                            1,223,183     14,685,116     (13,758,085)      2,150,214
   VIP II Index 500                                              381,069      2,552,251        (405,088)      2,528,232
   VIP Equity-Income                                             334,152      1,296,260        (229,912)      1,400,500
   VIP High Income                                               131,909        620,022         (90,608)        661,323
   VIP II Contrafund                                             394,295      2,237,710        (384,749)      2,247,256
   VIP II Investment Grade Bond                                   51,774        574,990        (226,780)        399,984

INVESCO Variable Investment
Funds, Inc.:
   Industrial Income                                             143,178        629,430         (82,549)        690,059
   Utilities                                                       3,054        187,031         (21,225)        168,860

Janus Aspen Series Funds:
   Growth                                                        242,267      1,048,291        (188,538)      1,102,020
   Aggressive Growth                                              89,231        935,858        (128,091)        896,998
   Worldwide Growth                                              471,234      1,814,789        (349,730)      1,936,293
   International Growth                                          156,658        982,449        (111,856)      1,027,251
   Balanced                                                       91,837      1,977,281        (167,958)      1,901,160
   Short-Term Bond                                                12,655         65,561         (78,216)           --
                                                              ----------    -----------    ------------     -----------

Total                                                         $4,664,521    $34,883,789    $(17,122,375)    $22,425,935
                                                              ==========    ===========    ============     ===========

Aggregate proceeds from sales of investments for the year ended December 31, 1998 were $17,250,195.

                          Southland Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS

The Future Dimensions policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account and are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The Future Dimensions policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account sub-accounts to a loan Guaranteed Interest Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Guaranteed Interest Account to the Separate Account sub-accounts. Interest is credited to the balance in the loan Guaranteed Interest Account at a fixed rate. The loan Guaranteed Interest Account is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

                          Southland Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1998:


                                                                                        (Decrease)
                                                                      Increase             for
                                                  Outstanding           for            Withdrawals       Outstanding
                                                  at Beginning        Payments          and Other           at End
Sub-Account                                         of Year           Received          Deductions         of Year
-----------------------------------------------------------------------------------------------------------------

The Alger American Fund:
  American Small Capitalization                    15,602.470        66,203.578        (10,103.460)       71,702.588
  American MidCap Growth                           13,909.250        55,156.739         (7,513.552)       61,552.437
  American Growth                                  13,399.380        94,364.654        (11,244.422)       96,519.612
  American Leveraged AllCap                         8,148.770        36,679.921         (5,547.358)       39,281.333

Fidelity Variable Insurance Products (VIP
& VIP II) Funds:
  VIP  II Asset Manager                             6,482.680        33,107.305         (4,549.196)       35,040.789
  VIP Growth                                       19,868.310        56,789.233         (9,444.287)       67,213.256
  VIP Overseas                                      3,494.450        14,053.495         (2,263.747)       15,284.198
  VIP Money Market                                115,644.200     1,334,612.678     (1,255,791.963)      194,464.915
  VIP II Index 500                                 28,102.340       153,812.513        (22,316.452)      159,598.401
  VIP Equity-Income                                25,474.830        84,172.610         (9,541.152)      100,106.288
  VIP High Income                                  11,714.000        48,130.308         (3,969.125)       55,875.183
  VIP II Contrafund                                31,768.100       146,734.981        (21,366.518)      157,136.563
  VIP II Investment Grade Bond                      4,900.060        31,738.917         (2,297.901)       34,341.076

INVESCO Variable Investment Funds, Inc.:
  Industrial Income                                11,223.700        43,201.975         (5,073.253)       49,352.422
  Utilities                                           250.460        12,714.459         (1,290.789)       11,674.130

Janus Aspen Series Funds:
  Growth                                           20,034.700        71,997.593        (14,393.841)       77,638.452
  Aggressive Growth                                 8,875.280        79,190.451         (9,314.989)       78,750.742
  Worldwide Growth                                 38,107.830       111,570.199        (16,460.669)      133,217.360
  International Growth                             12,384.220        68,300.451         (7,324.987)       73,359.684
  Balanced                                          7,592.840       134,182.102        (10,498.755)      131,276.187
  Short-Term Bond                                   1,034.550           739.743         (1,774.293)            0.000

                          Southland Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in sub-account units for the year ended December 31, 1997:


                                                                                               (Decrease)
                                                                                 Increase          for
                                                               Outstanding          for        Withdrawals     Outstanding
                                                               at Beginning      Payments       and Other        at End
Sub-Account                                                      of Year         Received      Deductions        of Year
-----------------------------------------------------------------------------------------------------------------------------

The Alger American Fund:
  American Small Capitalization                                   --           15,614.280        (11.810)     15,602.470
  American MidCap Growth                                          --           13,911.240         (1.990)     13,909.250
  American Growth                                                 --           13,413.360        (13.980)     13,399.380
  American Leveraged AllCap                                       --            8,150.060         (1.290)      8,148.770

Fidelity Variable Insurance Products (VIP & VIP II) Funds:
  VIP  II Asset Manager                                           --            6,483.960         (1.280)      6,482.680
  VIP Growth                                                      --           19,869.540         (1.230)     19,868.310
  VIP Overseas                                                    --            3,494.450       --             3,494.450
  VIP Money Market                                                --          418,912.020   (303,267.820)    115,644.200
  VIP II Index 500                                                --           28,106.580         (4.240)     28,102.340
  VIP Equity-Income                                               --           25,475.490          (.660)     25,474.830
  VIP High Income                                                 --           11,714.000       --            11,714.000
  VIP II Contrafund                                               --           31,812.080        (43.980)     31,768.100
  VIP II Investment Grade Bond                                    --            4,900.060       --             4,900.060

INVESCO Variable Investment Funds, Inc.:
  Industrial Income                                               --           11,223.710          (.010)     11,223.700
  Utilities                                                       --              251.170          (.710)        250.460

Janus Aspen Series Funds:
  Growth                                                          --           20,054.580        (19.880)     20,034.700
  Aggressive Growth                                               --            8,876.800         (1.520)      8,875.280
  Worldwide Growth                                                --           38,113.040         (5.210)     38,107.830
  International Growth                                            --           12,384.220       --            12,384.220
  Balanced                                                        --            7,592.840       --             7,592.840
  Short-Term Bond                                                 --            1,034.550       --             1,034.550

                          Southland Separate Account L1

NOTE H. NET ASSETS

Net assets at December 31, 1998 consisted of the following:


                                                                                 Accumulated        NET
                                                                                Net Realized     UNREALIZED
                                                                 Accumulated        Gains          Gains
                                                Principal         Investment     (Losses) on    (Losses) on
Sub-Account                                    Transactions         Income       Investments    Investments     Net Assets
--------------------------------------------------------------------------------------------------------------------------

The Alger American Fund:
   American Small Capitalization              $    776,742      $  45,791      $   3,674      $    57,271      $   883,478
   American MidCap Growth                          765,535         25,853         10,291          121,696          923,375
   American Growth                               1,430,872         80,339          8,224          313,183        1,832,618
   American Leveraged AllCap                       538,638          8,030          8,593          176,494          731,755

Fidelity Variable Insurance Products (VIP
& VIP II) Funds:
   VIP  II Asset Manager                           462,815         12,621         (1,928)          30,479          503,987
   VIP Growth                                      932,139         31,652          3,464          192,910        1,160,165
   VIP Overseas                                    185,789          2,629         (1,639)          10,672          197,451
   VIP Money Market                              2,252,301        111,272           --               --          2,363,573
   VIP II Index 500                              2,515,583          4,391         14,767          349,561        2,884,302
   VIP Equity-Income                             1,383,195         16,218          2,832           92,104        1,494,349
   VIP High Income                                 649,692         13,302         (1,521)         (31,911)         629,562
   VIP II Contrafund                             2,221,529         17,697         10,969          449,546        2,699,741
   VIP II Investment Grade Bond                    386,977          1,835         10,839           10,219          409,870

INVESCO Variable Investment Funds, Inc.:
   Industrial Income                               644,149         40,399          5,508           20,940          710,996
    Utilities                                      166,060          2,416            526           18,867          187,869

Janus Aspen Series Funds:
   Growth                                        1,038,791         32,424         33,176          195,940        1,300,331
   Aggressive Growth                               895,320         (4,666)         6,139          233,976        1,130,769
   Worldwide Growth                              1,871,556         41,647         23,369          220,600        2,157,172
   International Growth                          1,013,384          9,863          3,680           39,852        1,066,779
   Balanced                                      1,858,866         41,546          9,128          273,968        2,183,508
   Short-Term Bond                                  (2,038)         5,345         (3,307)            --               --
                                              ------------      ---------      ---------      -----------      -----------

Total                                         $ 21,987,895      $ 540,604      $ 146,784      $ 2,776,367      $25,451,650
                                              ============      =========      =========      ===========      ===========

                          Southland Separate Account L1

NOTE I. YEAR 2000 (UNAUDITED)

Southland Life Insurance Company is aware of the computer problems that may exist surrounding the Year 2000. Our senior management projects information processing and delivery systems to complete their Year 2000 readiness preparations by December 31, 1999.

As a financial services enterprise, the Company is dependent on computer systems and applications to conduct its business. The Company's plan to resolve the Year 2000 issue involves the following four phases: assessment, remediation, testing, and implementation. The project plan covers Southland Life Insurance Company and its affiliated companies, Life Insurance Company of Georgia, Golden American Life Insurance Company and Security Life of Denver Insurance Company. We have followed our normal project management methodology including communication with senior management. The Company's project team has completed the assessment and remediation phases of its plan. Testing of mission-critical systems is underway with implementation completion by December 31, 1999. The costs of these efforts will not affect the Separate Account.

As part of our project plan, the Company has completed an inventory and assessment of substantially all vendor products to determine the extent to which the Company may be vulnerable to such parties' failure to resolve their own Year 2000 issues. The Company has assessed and is prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. Failure of certain third parties, for example, sub-account advisors, to complete their Year 2000 preparations could have an adverse effect on the Company's operations. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

The Company believes the risks of Year 2000 issues are mitigated with its Year 2000 project and contingency plans. These contingency plans involve, among other actions, manual processing, outsourcing, and adjusting staffing strategies.

The Company designates each of the statements made by it herein as a Year 2000 Readiness Disclosure. Such statements are made pursuant to the Year 2000 Information and Readiness Disclosure Act.

                                   Financial Statements

                                   Southland Life Insurance Company

                                   Years ended December 31, 1998, 1997 and 1996 with Report of Independent Auditors

                        Southland Life Insurance Company

                              Financial Statements

                  Years ended December 31, 1998, 1997 and 1996




                                    CONTENTS

Report of Independent Auditors...............................................108

Audited Financial Statements

Balance Sheets...............................................................109
Statements of Income.........................................................111
Statements of Stockholder's Equity...........................................112
Statements of Cash Flows.....................................................113
Notes to Financial Statements................................................115

                         Report of Independent Auditors

Board of Directors
Southland Life Insurance Company

We have audited the accompanying balance sheets of Southland Life Insurance Company as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                         /s/  Ernst & Young LLP

Atlanta, Georgia
April 5, 1999

                        Southland Life Insurance Company

                                 Balance Sheets


                                                                             DECEMBER 31
                                                                          1998           1997
                                                                      --------------------------
                                                                                (In Thousands)

ASSETS
Investments (Notes 1, 2, 3 and 4):
 Fixed maturities:
     Available-for-sale, at fair value (amortized cost:
       1998 - $1,140,483; 1997- $981,672)                             $1,186,813     $1,031,283
   Equity securities, at fair value (cost:  1998 - $5,941;
     1997 - $3,072)                                                        6,503          3,200
   Mortgage loans on real estate                                         341,673        334,447
   Policy loans                                                           87,904         86,156
   Short-term investments                                                   --            3,311
                                                                      ----------     ----------
Total investments                                                      1,622,893      1,458,397




Cash                                                                       4,742          6,818
Accrued investment income                                                 18,336         17,961
Reinsurance recoverable:
   Paid benefits                                                           3,539          7,337
   Unpaid benefits and IBNR                                                5,201          1,491
Prepaid reinsurance premiums                                             190,035        275,154
Deferred policy acquisition costs                                        223,949        193,196
Present value of future profits less accumulated
    amortization (1998 - $205,258; 1997 - $195,275)                       59,628         64,363
Goodwill less accumulated amortization (1998 -$14,163;
    1997 - $12,622)                                                       46,298         47,839
Separate account assets (Note 13)                                         54,009         18,877
Federal taxes recoverable from related party (Note 8)                      6,598           --
Other assets                                                              16,626          6,363


                                                                      ----------     ----------
Total assets                                                          $2,251,854     $2,097,796
                                                                      ==========     ==========

                        Southland Life Insurance Company

                                 Balance Sheets



                                                           DECEMBER 31
                                                       1998            1997
                                                   -------------------------
                                                         (In Thousands,
                                                      Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
     Life and annuity reserves                     $1,549,782    $1,325,442
     Accident and health reserves                       9,647         9,989
     Guaranteed investment contracts                  137,714       256,645
     Policyholders' funds                               2,632         2,539
     Advance premiums                                      97            78
     Accrued dividends and dividends on deposit           742           758
     Unpaid claims                                     30,442        18,147
                                                   ----------    ----------
Total future policy benefits                        1,731,056     1,613,598

Accounts payable and accrued expenses                  12,204         8,491
Indebtedness to related parties                         6,355        18,118
Other liabilities                                      36,437        15,959
Separate account liabilities (Note 13)                 54,009        18,877
Federal income taxes payable (Note 8):
   Current                                               --           2,267
   Deferred                                            31,425        46,868
                                                    ---------     ---------
Total liabilities                                   1,871,486     1,724,178

Stockholder's equity (Note 9):
 Common stock, $3 par value:
     Authorized - 2,550,000 shares
     Issued and outstanding - 2,500,000 shares          7,500         7,500
   Additional paid-in capital                         271,906       246,906
   Accumulated other comprehensive income              20,637        24,320
   Retained earnings                                   80,325        94,892
                                                   ----------    ----------
Total stockholder's equity                            380,368       373,618
                                                   ----------    ----------
Total liabilities and stockholder's equity         $2,251,854    $2,097,796
                                                   ==========    ==========



See accompanying notes.

                        Southland Life Insurance Company

                              Statements of Income




                                                                     YEAR ENDED DECEMBER 31
                                                                1998         1997            1996
                                                             -------------------------------------
                                                                        (In Thousands)
Revenues:
   Traditional life insurance premiums                       $  36,383     $  32,304     $  34,591
   Health insurance premiums                                    68,947        69,997        71,587
   Universal life and investment product charges               107,634        92,660        76,907
   Reinsurance assumed                                             397           570            16
                                                             ---------     ---------     ---------
                                                               213,360       195,531       183,101
   Reinsurance ceded premiums                                  (52,378)      (61,103)      (68,663)
                                                             ---------     ---------     ---------
                                                               160,983       134,428       114,438
   Net investment income                                       111,408       107,563       100,556
   Net realized gains on investments                            19,296        25,294         9,585
   Other revenues                                                7,712        11,293        13,391
                                                             ---------     ---------     ---------
Total revenues                                                 299,399       278,578       237,970

Benefits and expenses:
   Insurance claims and benefits incurred:
     Traditional life insurance:
       Death benefits                                           29,201        27,569        27,756
       Other benefits                                           16,524        19,452        20,543
   Universal life and investment contracts:
     Interest credited to account balances                      57,581        46,182        38,051
     Death benefit incurred in excess of account balances       27,753        21,102        17,573
   Health benefits                                              62,470        53,613        49,849
   Increase (decrease) in policy reserves and other funds          960        (2,579)       (3,444)
   Reinsurance recoveries                                      (48,478)      (43,814)      (41,920)
                                                             ---------     ---------     ---------
                                                               146,011       121,525       108,408

Commissions                                                     16,676        17,186        19,195
Insurance operating expenses (Note 11)                          60,422        38,644        30,910
Amortization of goodwill                                         1,541         1,541         1,541
Amortization of present value of future profits, net of
   accrued interest                                              4,694         9,473         9,148
Amortization of deferred policy acquisition costs               30,925        27,572        17,905
                                                             ---------     ---------     ---------
                                                               260,269       215,941       187,107
                                                             ---------     ---------     ---------

Income before federal income taxes                              39,130        62,637        50,863
Federal income taxes (Note 8)                                   14,297        22,479        19,514
                                                             ---------     ---------     ---------
Net income                                                   $  24,833     $  40,158     $  31,349
                                                             =========     =========     =========

See accompanying notes.

                        Southland Life Insurance Company

                  Statements of Changes in Stockholder's Equity


                                                                                     Accumulated
                                                                       Additional       Other
                                                             Common      Paid-in    Comprehensive      Retained
(In Thousands)                                               Stock       Capital       Income          Earnings        Total
                                                        ---------------------------------------------------------------------------
Balance at December 31, 1995                                $7,500      $246,906      $ 37,906       $ 86,385       $ 378,697
Dividends to stockholder                                      --            --            --          (21,000)        (21,000)
Comprehensive income:
Change in net unrealized investment losses
  net of deferred taxes of ($13,402)                          --            --         (24,889)          --              --
Effect on DPAC and PVFP of unrealized losses
  on fixed maturities, net of deferred taxes of $3,228        --            --           5,996           --              --
Net income                                                    --            --            --           31,349            --
Total comprehensive income                                    --            --            --             --            12,456
                                                            ------      --------      --------       --------       ---------


Balance at December 31, 1996                                 7,500       246,906        19,013         96,734         370,153
Dividends to stockholder                                      --            --            --          (42,000)        (42,000)
Comprehensive income:
Change in net unrealized investment gains
  net of deferred taxes of $3,255                             --            --           6,044           --              --
Effect on DPAC and PVFP of unrealized gains
  on fixed maturities, net of deferred taxes of ($397)        --            --            (737)          --              --
Net income                                                    --            --            --           40,158            --
Total comprehensive income                                    --            --            --             --            45,465
                                                            ------      --------      --------       --------       ---------

Balance at December 31, 1997                                 7,500       246,906        24,320         94,892         373,618
Dividends to stockholder                                      --            --            --          (39,400)        (39,400)
Contributed surplus                                           --          25,000          --             --            25,000
Comprehensive income:
Change in net unrealized investment losses
  net of deferred taxes of ($996)                             --            --          (1,851)          --              --
Effect on DPAC and PVFP of unrealized losses
  on fixed maturities, net of deferred taxes of ($987)        --            --          (1,832)          --              --
Net income                                                    --            --            --           24,833            --
Total comprehensive income                                    --            --            --             --            21,150
                                                            ------      --------      --------       --------       ---------

Balance at December 31, 1998                                $7,500      $271,906      $ 20,637       $ 80,325       $ 380,368
                                                            ======      ========      ========       ========       =========

                        Southland Life Insurance Company

                            Statements of Cash Flows


                                                                      YEAR ENDED DECEMBER 31
                                                               1998            1997         1996
                                                         ------------------------------------------
                                                                          (In Thousands)

OPERATING ACTIVITIES
Net income                                                $    24,833     $  40,158     $  31,349
Adjustments to reconcile net income to net cash
   provided by operating activities:
     (Decrease) increase in future policy benefits            (78,110)       29,507          (202)
     Net (decrease) increase in federal income taxes          (22,325)        4,121        (8,722)
     Increase (decrease) in accounts payable and
       accrued expenses and other liabilities                  24,191         4,839       (13,312)
     Increase in accrued investment income                       (375)         (652)       (1,358)
     Net realized investment gains                            (19,296)      (25,294)       (9,585)
     Decrease (increase) in reinsurance recoverable                88           (26)       16,484
     Decrease (increase) in prepaid reinsurance
       premiums                                                85,119       (14,796)       22,585
     Amortization expense                                       6,235        11,125        10,681
     Policy acquisition costs deferred                        (64,456)      (51,940)      (37,992)
     Amortization of deferred policy acquisition costs         30,925        27,572        17,905
     Other, net                                               (10,280)       (1,124)         (364)
                                                               ------        ------        ------
Net cash (used in) provided by operating activities           (23,451)       23,379        27,469

INVESTING ACTIVITIES Securities available-for-sale:
   Sales:
     Fixed maturities                                       1,936,423       608,076       116,988
     Equity securities                                            883           335            25
   Maturities - fixed maturities                               71,935        79,378        82,646
   Purchases:
     Fixed maturities                                      (2,150,706)     (831,839)     (215,464)
     Equity securities                                         (3,442)       (2,699)          (35)
Sale, maturity or repayment of investments:
    Mortgage loans on real estate                              42,185        40,060        20,115
    Investment real estate                                       --            --             150

                        Southland Life Insurance Company


                                                                        YEAR ENDED DECEMBER 31
                                                                  1998           1997           1996
                                                               ----------------------------------------
                                                                            (In Thousands)
INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
   Mortgage loans on real estate                                 (46,886)      (22,073)      (71,512)
   Investment real estate                                           --            --             (11)
   Policy loans, net                                              (1,748)       (4,016)       (1,976)
   Short-term investments, net                                     3,311        11,838       (15,149)
                                                                 -------       -------        ------
Net cash used by investing activities                           (148,045)     (120,940)      (84,223)

FINANCING ACTIVITIES
(Decrease) increase in indebtedness to related parties, net
                                                                  13,252        (5,277)        3,456
Receipts from interest sensitive products credited to
   policyholder account balances                                 238,468       162,826       106,188
Return of policyholder account balances on interest
   sensitive policies                                            (42,900)      (33,077)      (25,251)
Return of capital and dividends paid to stockholder              (39,400)      (28,000)      (21,000)
                                                                 -------        ------        ------
Net cash provided by financing activities                        169,420        96,472        63,393
                                                                 -------        ------        ------
Net (decrease) increase in cash                                   (2,076)       (1,089)        6,639
Cash at beginning of year                                          6,818         7,907         1,268
                                                                 -------        ------        ------
Cash at end of year                                            $   4,742     $   6,818     $   7,907
                                                               =========     =========     =========

The Company paid interest of $887,000, $1,549,000 and $-0- during 1998, 1997 and 1996, respectively.






See accompanying notes.

                        Southland Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

Southland Life Insurance Company (the Company) is a wholly-owned subsidiary of ING America Life Corporation (America Life), an indirect, wholly-owned subsidiary of ING Groep, N.V.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NATURE OF OPERATIONS

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life. The Company also provides stop-loss coverage on group health insurance. Operations are conducted through independent producers. The Company is presently licensed in forty-eight states (all states except for New York and Vermont), the District of Columbia, and Puerto Rico.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

In 1998, the Company adopted FASB Statement No. 130, Reporting Comprehensive Income. Statement No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The adoption of this FASB has no impact on the Company's financial position or results from operations.

In 1996, the Company adopted FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Adoption of this standard had no impact on net income or stockholder's equity.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

During 1998, the FASB issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement is effective for fiscal years beginning after June 15, 1999. Management of the Company is presently assessing the effect that Statement No. 133 will have on the Company's current financial statements and footnote disclosures.

INVESTMENTS

Investments are shown on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to- maturity securities are stated at amortized cost. Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with unrealized gains and losses, net of tax, and deferred acquisition cost and present value of future profit adjustments, reported in a separate component of stockholder's equity.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

All of the Company's securities were classified as available-for-sale at December 31, 1998 and 1997.

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

Equity securities are reported at fair value. Mortgage loans are carried at the unpaid balances. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES AND COSTS

For life and annuity contracts other than universal life or investment-type contracts, premiums are recognized as revenues over the premium-paying period, with valuation reserves for future benefits established on a pro-rata basis from such premiums.

Revenues for universal life and investment-type contracts consist of policy charges for the cost of insurance and policy administration and surrender charges assessed during the period. Expenses include interest credited to policy account balances and benefits incurred in excess of policy account balances. Certain profits on limited-payment policies are deferred and recognized over the policy term.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

RECOGNITION OF PREMIUM REVENUES AND COSTS (CONTINUED)

For accident and health policies, gross premiums are prorated over the contract term of the policies with the unearned premium included in the policy reserves. Anticipated investment income is considered in determining if a premium deficiency related to short-term contracts exists.

DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring traditional life insurance, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross profits from surrender charges and investment, mortality, and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves, with the exception of reserves for universal life-type policies and investment products, are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 6% to 9%. Policy benefit claims are charged to expense in the year that the claims are incurred. Health reserves consist principally of unearned premiums and claim reserves.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

FUTURE POLICY BENEFITS (CONTINUED)

Benefit reserves for interest sensitive products (including universal life-type policies) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.5% to 6% during 1998, from 4.75% to 6% during 1997, and from 4.5% to 7.25%
during 1996.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess policy fees over ultimate policy fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefitted, using the same assumptions and factors used to amortize deferred policy acquisition costs.

UNPAID CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

GOODWILL

The excess cost of acquired subsidiaries over the sum of amounts assigned to identifiable assets at acquisition, less liabilities assumed, is recorded as goodwill. Generally, goodwill is amortized using the straight-line method over forty years.

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

PRESENT VALUE OF FUTURE PROFITS

The present value of future profits (PVFP) represents the profits to be realized from future premiums on insurance in-force (at the date of acquisition) from businesses acquired. The PVFP arises from the acquisition of the Company by America Life.

The PVFP is being amortized over the years that it is anticipated such profits will be received. In general, this value is determined using the same assumptions applied to compute benefit reserves and deferred policy acquisition costs, discounted to provide an appropriate rate of return. Interest for traditional life business is accrued at a rate of 7.93% and 8.10% in 1998 and 1997, respectively, grading down to 6% over the next 12 years. Interest for universal life business is amortized based on the credited rate.

An analysis of the PVFP for the years ended December 31 follows:


                                              1998         1997         1996
                                           ------------------------------------
                                                               (In Thousands)

Balance at beginning of year               $ 64,363     $ 72,345     $ 78,204
Interest accrued on unamortized balance       5,289        6,145        6,904
Amortization                                 (9,983)     (15,618)     (16,052)
FAS 115 adjustment                              (41)       1,491        3,289
                                           --------     --------     --------
Balance at end of year                     $ 59,628     $ 64,363     $ 72,345
                                           ========     ========     ========

                        Southland Life Insurance Company

1. SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

PRESENT VALUE OF FUTURE PROFITS (CONTINUED)

The estimated amount to be amortized during each of the next five years is shown below:


                                      AMORTIZATION
                                        OF PVFP
                                 ----------------------
                                     (In Thousands)

               1999                    $11,517
               2000                      9,722
               2001                      8,317
               2002                      7,526
               2003                      6,712



FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits.

RECLASSIFICATIONS

Certain amounts in the 1996 and 1997 financial statements have been reclassified to conform to the 1998 presentation.

                        Southland Life Insurance Company

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts and fair values of the Company's financial instruments at December 31, 1998 and 1997 are summarized below:

                                                     DECEMBER 31, 1998              DECEMBER 31, 1997
                                               ----------------------------------------------------------
                                                 CARRYING           FAIR        CARRYING          FAIR
                                                  AMOUNT            VALUE        AMOUNT           VALUE
                                               ----------------------------------------------------------
                                                      (In Thousands)                 (In Thousands)
    ASSETS
    Fixed maturities: Available-for-sale         $1,186,813     1,186,813     $1,031,283     $1,031,283
    Equity securities                                 6,503         6,503          3,200          3,200
    Mortgage loans on real estate                   341,673       370,736        334,447        368,813
    Policy loans                                     87,904        83,855         86,156         78,086
    Short-term investments                             --            --            3,311          3,311

    LIABILITIES
    Supplemental contracts without life               1,079         1,079            933            933
       contingencies
    Other policyholder funds left on deposit          3,471         3,471          3,375          3,375
    Individual annuities, net of reinsurance         15,447        15,286         18,304         18,219


The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         FIXED MATURITIES, EQUITY SECURITIES AND SHORT-TERM INVESTMENTS: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices. The fair values of short-term investments approximate the carrying amount of such assets.

                        Southland Life Insurance Company

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

         MORTGAGE LOANS ON REAL ESTATE: Estimated fair values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields at December 31 and spreads required on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk. Fair values for residential loans are based on discounted cash flows and approximate carrying value.

         POLICY LOANS: The fair values for policy loans are estimated by discounting cash flows at the interest rates charged on policy loans of similar policies currently being issued. Loans with similar characteristics are aggregated for purposes of the calculations.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (swaps hedging fixed maturities) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing. Swaps with a fair value of $1,219,000 at December 31, 1998 and $584,000 at December 31, 1997
         represent asset hedges and are reported as a component of fixed maturity securities on the accompanying balance sheets.

         OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts and supplemental contracts without life contingencies are estimated based on the cash surrender value. The carrying values of other liabilities including immediate annuities, dividend accumulations, and premium deposits approximate their fair values.

                        Southland Life Insurance Company

3. INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1998:


                                                            COST OR       GROSS         GROSS    ESTIMATED
                                                           AMORTIZED    UNREALIZED   UNREALIZED     FAIR
                                                              COST        GAINS        LOSSES      VALUE
                                                        -----------------------------------------------------
                                                                             (In Thousands)
    Available-for-sale:
       U.S. Treasury securities and obligation of
           U.S. Government corporations and agencies     $   48,127     $ 1,944        $   113  $   49,958
       States, municipalities and political
           subdivisions                                       7,589         943           --         8,532
       Public utilities securities                           39,712       1,572            444      40,840
       Corporate securities                                 516,585      32,408          7,060     541,933
       Mortgage-backed securities                           308,710      10,582          1,895     317,397
       Other asset-backed securities                        219,760       7,760            586     226,934
       Derivatives hedging fixed maturities                    --         1,232             13       1,219
                                                         ----------     -------        -------  ----------
    Total fixed maturities                                1,140,483      56,441         10,111   1,186,813

    Equity securities                                         5,941         767            205       6,503
                                                         ----------     -------        -------  ----------
    Total                                                $1,146,424     $57,208        $10,316  $1,193,316
                                                         ==========     =======        =======  ==========

                        Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1997:


                                                        COST OR      GROSS         GROSS         ESTIMATED
                                                       AMORTIZED   UNREALIZED   UNREALIZED          FAIR
                                                         COST        GAINS        LOSSES           VALUE
                                                   -------------------------------------------------------
                                                                         (In Thousands)
    Available-for-sale:
       U.S. Treasury securities and obligation of
          U.S. Government corporations and
          agencies                                     $ 32,412      $ 3,171      $   23      $   35,560
       States, municipalities and political
          subdivisions                                    4,951            1         121           4,831
       Public utilities securities                       42,919        3,149         595          45,473
       Corporate securities                             518,141       32,923       1,506         549,558
       Mortgage-backed securities                       249,507        7,315         208         256,614
       Other asset-backed securities                    133,742        5,096         175         138,663
       Derivatives hedging fixed maturities                --            805         221             584
                                                       --------      -------      ------      ----------
    Total fixed maturities                              981,672       52,460       2,849       1,031,283

    Equity securities                                     3,072          273         145           3,200
                                                       --------      -------      ------      ----------
    Total                                              $984,744      $52,733      $2,994      $1,034,483
                                                       ========      =======      ======      ==========

                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of debt securities by contractual maturity and marketable equity securities at December 31, 1998 are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                   COST OF        ESTIMATED
                                                  AMORTIZED          FAIR
                                                    COST            VALUE
                                                 ----------------------------
                                                         (In Thousands)
    Available-for-sale:
      Due in one year or less                    $      461      $      466
      Due after one year through five years          53,164          57,680
      Due after five years through ten
        years                                       258,275         265,093
      Due after ten years                           300,113         319,243
                                                 ----------      ----------
                                                    612,013         642,482
     Mortgage-backed securities                     308,710         317,397
     Other asset-backed securities                  219,760         226,934
     Equity securities                                5,941           6,503
                                                 ----------      ----------
    Total available-for-sale                     $1,146,424      $1,193,316
                                                 ==========      ==========

                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1998 and 1997 are summarized as follows:


                                                     DECEMBER 31, 1998
                                           FIXED          EQUITY        TOTAL
                                          -------------------------------------
                                                      (In Thousands)

    Gross unrealized gains                $ 56,441       $ 767       $ 57,208
    Gross unrealized losses                 10,111         205         10,316
                                          --------       -----       --------
    Net unrealized gains                    46,330         562         46,892
    Deferred income tax expense            (16,216)       (197)       (16,413)
                                          --------       -----       --------
    Net unrealized gains after taxes        30,114         365         30,479
    Less:
    Balance at beginning of year            32,247          83         32,330
                                          --------       -----       --------
    Change in net unrealized gains        $ (2,133)      $ 282       $ (1,851)
                                          ========       =====       ========



                                                     DECEMBER 31, 1997
                                           FIXED          EQUITY        TOTAL
                                          -------------------------------------
                                                      (In Thousands)

    Gross unrealized gains                $ 52,460       $ 273       $ 52,733
    Gross unrealized losses                  2,849         145          2,994
                                          --------       -----       --------
    Net unrealized gains                    49,611         128         49,739
    Deferred income tax expense            (17,364)        (45)       (17,409)
                                          --------       -----       --------
    Net unrealized gains after taxes        32,247          83         32,330
    Less:
    Balance at beginning of year            26,162         124         26,286
                                          --------       -----       --------
    Change in net unrealized gains        $  6,085       $ (41)      $  6,044
                                          ========       =====       ========

                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

As part of its overall investment management strategy, the Company has entered into agreements to purchase mortgage loans of $28,521,000 and $17,682,000 in 1998 and 1997, respectively. These commitments were settled in January 1999 and 1998, respectively.

Major categories of investment income for the years ended December 31 are summarized as follows:

                                          1998            1997            1996
                                       -----------------------------------------
                                                     (In Thousands)

    Fixed maturities                   $  81,350       $  75,326      $  66,337
    Equity securities                        236              29             37
    Mortgage loans on real estate         29,000          30,454         28,622
    Policy loans                           5,200           5,232          5,025
    Short-term investments                   165             615          1,446
    Other investments                        358            (970)           759
                                       ---------       ---------      ---------
                                         116,309         110,686        102,226
    Investment expenses                   (4,901)         (3,123)        (1,670)
                                       ---------       ---------      ---------
    Net investment income              $ 111,408       $ 107,563      $ 100,556
                                       =========       =========      =========


Net realized gains on investments for the years ended December 31 are summarized as follows:


                                            1998         1997          1996
                                          -----------------------------------
                                                   (In Thousands)

    Fixed maturities                      $16,235      $19,881      $ 7,209
    Equity securities                         310           81         --
    Mortgage loans and other                2,357        1,177         (522)
    Fixed maturities transferred to
     parent company in 1995                   394        4,155        2,898
                                          -------      -------      -------
    Net realized gains on investment      $19,296      $25,294      $ 9,585
                                          =======      =======      =======

                        Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

The above realized gains for fixed maturities and equity securities are shown net of related tax expense of $5,929,000; $8,441,000 and $3,537,000 for 1998,
1997 and 1996, respectively. As these gains were realized, they were reclassified from "Accumulated other comprehensive income" included in stockholder's equity to "Net realized gains on investments" in the Statements of Income.

During 1998, 1997 and 1996, debt and marketable equity securities available-for-sale were sold with a fair value at the date of sale of $1,937,306,000; $608,411,000; and $117,013,000, respectively. Gross gains of
$26,416,000; $23,870,000; and $7,326,000 and gross losses of $9,871,000;
$3,908,000; and $117,000 were realized on those sales in 1998, 1997 and 1996, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate contracts to reduce and manage interest rate risk associated with individual assets and liabilities and its overall aggregate portfolio.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. The differential to be paid or received is accrued as interest rates change and is recognized as an adjustment to interest expense or income. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

                        Southland Life Insurance Company

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counter party credit standing and master netting agreements. The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

The table below summarizes the Company's interest rate contracts at December 31, 1998 and 1997:


                                                 DECEMBER 31, 1998
                                  ---------------------------------------------
                                  NOTIONAL     AMORTIZED     FAIR         BOOK
                                   AMOUNT        COST       VALUE        VALUE
                                  ---------------------------------------------
                                                   (In Thousands)

    Interest rate contracts:
      Swaps                       $28,000      $ --        $ 1,232      $ 1,232
      Swaps-affiliates              2,000        --            (13)         (13)
                                  -------      ------      -------      -------
    Total swaps                   $30,000      $ --        $ 1,219      $ 1,219
                                  =======      ======      =======      =======


                                                DECEMBER 31, 1997
                                  ----------------------------------------------
                                  NOTIONAL    AMORTIZED      FAIR        BOOK
                                   AMOUNT       COST        VALUE       VALUE
                                  ----------------------------------------------
                                                   (In Thousands)
    Interest rate contracts:
     Swaps                        $28,000      $ --        $ 805       $ 805
     Swaps-affiliates              25,000        --         (221)       (221)
                                  -------      ------      -----       -----
    Total swaps                   $53,000      $ --        $ 584       $ 584
                                  =======      ======      =====       =====

                        Southland Life Insurance Company

5. CONCENTRATIONS OF  RISK

At December 31, 1998, the Company held $114,567,000 in below-investment-grade bonds classified as available-for-sale. These holdings amounted to 9.7% of the Company's investment in bonds and 5% of total assets. The holdings of below-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1998, the Company's commercial mortgages involved a concentration of properties located in Florida (17%), Texas (11%) and Georgia (9%). The remaining commercial mortgages relate to properties located in 24 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $6,600,000.

The Company also has a concentration of direct premium income in North Carolina (15%) and California (11%) for the year ended December 31, 1998.

6. EMPLOYEE BENEFIT PLANS

The Company does not sponsor an employee retirement plan. Home office and field office services are provided to the Company by employees of Life Insurance Company of Georgia (Life of Georgia), an affiliated insurer. The Company reimburses Life of Georgia for the actual cost of salaries and fringe benefits of employees utilized in providing administrative services to the Company.

The Company does not sponsor a deferred compensation plan, but reimburses Life of Georgia for the actual cost of fringe benefits for employees providing administrative services to the Company. The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

                        Southland Life Insurance Company

7. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. Substantially all of the guaranteed investment contracts and the associated prepaid reinsurance premiums are ceded under a reinsurance agreement with an affiliate. As of December 31, 1998, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $250,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contacts.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurer.

The carrying values of amounts recoverable from reinsurers approximate their fair value.

                        Southland Life Insurance Company

7. REINSURANCE (CONTINUED)

Additional information regarding the Company's reinsurance activity for the years ended December 31, 1998, 1997 and 1996 is as follows:


                                                      ASSUMED                     PERCENTAGE
                                          CEDED TO     FROM                       OF AMOUNT
                              GROSS         OTHER      OTHER          NET          ASSUMED
                             AMOUNT       COMPANIES  COMPANIES       AMOUNT         TO NET
                         -------------------------------------------------------------------
                                                   (In Thousands)

1998
Life insurance in force    $28,581,594    $8,681,450    $507       $19,900,651        NIL
                           ===========    ==========    ====       ===========    =======
Premiums:
  Life insurance           $    36,383    $   13,779    $ 13       $    22,616       0.06%
  Health Insurance              68,947        38,599     384            30,732       1.25%
                           -----------    ----------    ----       -----------    -------
Total premiums             $   105,330    $   52,378    $397       $    53,348       0.74%
                           ===========    ==========    ====       ===========    =======

1997
Life insurance in force    $22,777,781    $6,764,447    $529       $16,013,863        nil
                           ===========    ==========    ====       ===========    =======
Premiums:
  Life insurance           $    32,304    $   11,715    $ 18       $    20,607       0.09%
  Health insurance              69,997        49,388     552            21,161       2.61%
                           -----------    ----------    ----       -----------    -------
Total premiums             $   102,301    $   61,103    $570       $    41,768       1.36%
                           ===========    ==========    ====       ===========    =======

1996
Life insurance in force    $20,482,429    $5,293,509    $777       $15,189,697       0.01%
                           ===========    ==========    ====       ===========    =======
Premiums
  Life insurance           $    34,591    $   11,918    $ 16       $    22,689       0.07%
  Health insurance              71,587        56,745     --             14,842        nil
                           -----------    ----------    ----       -----------    -------
Total premiums             $   106,178    $   68,663    $ 16       $    37,531       0.04%
                           ===========    ==========    ====       ===========    =======

                        Southland Life Insurance Company

8. INCOME TAXES

The Company files a consolidated federal income tax return with America Life's parent, ING America Insurance Holdings, Inc., a Delaware Corporation, and other US affiliates and subsidiaries. The Company's federal income tax return is consolidated with the following entities: ING America Insurance Holdings Inc., ING North America Insurance Corporation, ING US P & C Holdings, Inc. and its subsidiaries, Columbine Life Insurance Company, Security Life of Denver Insurance Company and its subsidiaries, ING Investment Management, Inc. and ING America Life Corporation and its subsidiaries.

The method of tax allocation is governed by a written tax sharing agreement which was revised effective January 1, 1996. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated federal income tax liability for each taxable year subject to the tax sharing agreement.

The current tax asset of $6,598,000 at December 31, 1998 and current tax liability of $2,267,000 at December 31, 1997 are due from and payable to, respectively, America Life under the terms of the tax sharing agreement.

                        Southland Life Insurance Company

8. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:



                                                     DECEMBER 31
                                                  1998        1997
                                                --------------------
                                                    (In Thousands)

    Deferred income tax liability:
     Deferred policy acquisition costs         $ 48,056     $ 42,730
     PVFP                                        20,869       22,042
     Unrealized investment gains and losses      17,352       18,770
     Bond/mortgage loans market discount            132        1,595
     Other reserves                                (202)        (424)
                                               --------     --------
    Total deferred income tax liability          86,207       84,713

    Deferred income tax asset:
     Benefit reserves                            44,539       35,619
     Other assets                                10,243        2,226
                                               --------     --------
    Total deferred income tax asset              54,872       37,845
                                               --------     --------
    Net deferred income tax liability          $ 31,425     $ 46,868
                                               ========     ========

                        Southland Life Insurance Company

8. INCOME TAXES (CONTINUED)

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the accompanying statements of income follows:


                                            YEAR ENDED DECEMBER 31
                                           1998      1997     1996
                                           ------------------------

    Statutory federal income tax rate      35.0%    35.0%    35.0%
    Goodwill                                1.4       .6      1.1
    Other items, net                         .1       .3      2.3
                                           ----     ----     ----
    Effective tax rate                     36.5%    35.9%    38.4%
                                           ====     ====     ====

The components of federal income tax expense consist of the following:


                                        YEAR ENDED DECEMBER 31
                                      1998       1997       1996
                                  --------------------------------
                                            (In Thousands)

    Current                       $ 27,757     $20,675    $ 22,370
    Deferred                       (13,460)      1,804      (2,856)
                                  --------     -------    --------
    Federal income tax expense    $ 14,297     $22,479    $ 19,514
                                  ========     =======    ========



The Company made net income tax payments of $36,621,000 during 1998, $18,359,000 during 1997, $28,237,000 during 1996 for current income taxes and settlements of prior year returns.

9. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Statutory capital and surplus was $82,946,000 and $95,453,000 at December 31, 1998 and 1997, respectively. Statutory net income was $18,073,000; $38,211,000; and $43,594,000 for the years ended December 31, 1998, 1997, and 1996, respectively.

                        Southland Life Insurance Company

9. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1998. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the state insurance department is generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations.

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Texas Insurance Department. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory- basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Texas must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether Texas will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

The NAIC has established certain Risk-Based Capital (RBC) requirements for life/health insurance companies. The NAIC RBC formula attempts to measure the risk profile of insurance companies in relation to actual capitalization levels. The Company exceeded the NAIC RBC minimum requirements for 1998 and 1997.

At December 31, 1998 and 1997, bonds with an amortized cost of $9,468,000 and $9,056,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.

                        Southland Life Insurance Company

10. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. The Company has accrued for those assessments net of anticipated future premium tax deductions.

In 1998, the Company established an accrued liability of $12,000,000 related to certain potential litigation. The Company will vigorously defend its position in these cases. No such litigation reserve was established in 1997.

11. SERVICE AGREEMENT WITH AFFILIATE

The Company has a service agreement with Life of Georgia whereby this affiliate provides personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the costs incurred in providing such services and facilities. Substantially all insurance operating expenses and employment taxes are incurred under the terms of this service agreement. During 1998, 1997, and 1996, the Company reimbursed Life of Georgia $32,353,000; $26,627,000; and $21,586,000 respectively, under this agreement.
The Company has a payable to Life of Georgia of $15,510,000 and $3,990,000 at December 31, 1998 and 1997, respectively, related to this agreement. This payable is included within indebtedness to related parties in the accompanying balance sheets.

12. FINANCING ARRANGEMENTS

The Company has a revolving line of credit totaling $100,000,000, which matures 30 days from the date of advancement. This line of credit expires July 31, 1999. Interest rates on these borrowings are tied to the bank's cost of funds rate plus .25%. Outstanding borrowings under this agreement were $-0- at December 31, 1998 and 1997.

                        Southland Life Insurance Company

13.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the accompanying statements of income except for fees charged for administration services and mortality risk.

14.  IMPACT OF YEAR 2000 (UNAUDITED)

Southland Life Insurance Company is aware of the computer problems that may exist surrounding the Year 2000. Our senior management projects information processing and delivery systems to complete their Year 2000 readiness preparations by December 31, 1999.

The Year 2000 problem originates from the predominant use in computer programs of a two- digit field to capture the year, for example 99 instead of 1999. When we reach the year 2000, many of these programs will assume the year 00 is actually 1900 rather than 2000. This incorrect assumption can lead to erroneous results, false calculations, or system failures. This is not only a computer problem, but also applies to other machinery or equipment containing computer chips that calculate dates for correct performance, the so-called "embedded systems." That is why errors, ranging from telephone shutdown to other services may occur as well. This potential risk is often referred to as the "Millennium Bug" or the "Year 2000 problem."

The problem is made more complex by the many lines of code that can be affected in a single system, the number of systems required to support business activities, and the interdependence of both the internal and external systems involved in exchanging data. This is particularly true for the financial services industry, where information is at the heart of the business and which depends heavily on the uninterrupted transfer of data world-wide, bank-to-bank and with clearing houses, exchanges, and agencies. If the potential problems are not addressed, this could in some cases result in business system failure. From a financial perspective, this could, for instance, lead to incorrect interest calculations or over/under payments.

                        Southland Life Insurance Company

14.  IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED)

The Company's plan to resolve the Year 2000 issue involves the following four phases: assessment, remediation, testing, and implementation. The project plan covers Southland Life Insurance Company and Life Insurance Company of Georgia, an affiliated company. We have followed our normal project management methodology including communication with senior management. The Company's project team has completed the assessment and remediation phases of its plan. Testing of mission-critical systems is underway with implementation completion by December 31, 1999.

As part of our project plan, the Company has completed an inventory and assessment of substantially all vendor products to determine the extent to which the Company may be vulnerable to such parties' failure to resolve their own Year 2000 issues. The Company has assessed and is prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Company's operations.

The Company expects to incur most of the costs of the Year 2000 effort primarily from the testing and remediation of the administrative systems. These systems support the administration of the Company and its affiliates. Therefore, the combined costs would represent substantially all of the Year 2000 costs, which will be shared by the Company and its affiliates. Combined costs were approximately $8.1 million in 1998 and are anticipated to be $9.0 million in 1999. The Company has estimated costs based on its current knowledge and testing.

The Company believes the risks of Year 2000 issues are mitigated by our Year 2000 project and contingency plans. These contingency plans involve, among other actions, manual processing, outsourcing, and adjusting staffing strategies.

The Company designates each of the statements made by it herein as a Year 2000 Readiness Disclosure. Such statements are made pursuant to the Year 2000 Information and Readiness Disclosure Act.

                                   APPENDIX A

                         DEATH BENEFIT CORRIDOR FACTORS


Attained           Attained         Attained          Attained
   Age     Factor    Age   Factor      Age     Factor    Age     Factor
   ---     ------    ---   ------      ---     ------    ---     ------

    0      2.50      25      2.50      50      1.85      75      1.05
    1      2.50      26      2.50      51      1.78      76      1.05
    2      2.50      27      2.50      52      1.71      77      1.05
    3      2.50      28      2.50      53      1.64      78      1.05
    4      2.50      29      2.50      54      1.57      79      1.05

    5      2.50      30      2.50      55      1.50      80      1.05
    6      2.50      31      2.50      56      1.46      81      1.05
    7      2.50      32      2.50      57      1.42      82      1.05
    8      2.50      33      2.50      58      1.38      83      1.05
    9      2.50      34      2.50      59      1.34      84      1.05

   10      2.50      35      2.50      60      1.30      85      1.05
   11      2.50      36      2.50      61      1.28      86      1.05
   12      2.50      37      2.50      62      1.26      87      1.05
   13      2.50      38      2.50      63      1.24      88      1.05
   14      2.50      39      2.50      64      1.22      89      1.05

   15      2.50      40      2.50      65      1.20      90      1.05
   16      2.50      41      2.43      66      1.19      91      1.04
   17      2.50      42      2.36      67      1.18      92      1.03
   18      2.50      43      2.29      68      1.17      93      1.02
   19      2.50      44      2.22      69      1.16      94      1.01

   20      2.50      45      2.15      70      1.15      95      1.00
   21      2.50      46      2.09      71      1.13      96      1.00
   22      2.50      47      2.03      72      1.11      97      1.00
   23      2.50      48      1.97      73      1.09      98      1.00
   24      2.50      49      1.91      74      1.07      99      1.00

                                                       100+      1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

                                   APPENDIX B

                             PERFORMANCE INFORMATION


The following hypothetical illustrations demonstrate how the actual investment experience of each subaccount of the variable account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical policy with a $250,000 face amount, death benefit option A, issued to a preferred, nonsmoker male, age 45. In each case, it is assumed that all premiums are allocated to the subaccount illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the variable account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 47. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 60.


                           HYPOTHETICAL ILLUSTRATIONS


Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


ALGER AMERICAN GROWTH PORTFOLIO
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/90             4.14%             $ 1,070          $ 3,040        $250,000
12/31/91            40.38%               6,435            8,655        250,000
12/31/92            12.38%               9,506           13,656        250,000
12/31/93            22.46%              16,202           20,352        250,000
12/31/94             1.45%              19,580           23,730        250,000
12/31/95            36.37%              32,316           36,466        250,000
12/31/96            13.35%              41,702           45,852        250,000
12/31/97            25.75%              53,616           57,766        250,000
12/31/98            48.07%              89,098           93,248        250,000

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS


Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/96            12.04%             $ 1,487          $ 3,457       $250,000
12/31/97            19.68%               5,284            7,504        250,000
12/31/98            57.83%              13,615           17,765        250,000


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
12/31/94            (1.54)%            $   880          $ 2,850       $250,000
12/31/95            44.45%               6,642            8,862        250,000
12/31/96            11.90%               9,398           13,548        250,000
12/31/97            15.01%              14,045           18,195        250,000
12/31/98            30.30%              23,901           28,051        250,000


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
12/31/89            64.48%             $ 3,313          $ 5,283       $250,000
12/31/90             8.71%               6,989            9,209        250,000
12/31/91            57.54%              14,819           18,969        250,000
12/31/92             3.55%              18,557           22,707        250,000
12/31/93            13.28%              26,256           30,406        250,000
12/31/94           (4.38)%              27,122           31,272        250,000
12/31/95            44.31%              45,633           49,783        250,000
12/31/96             4.18%              51,024           55,174        250,000
12/31/97            11.39%              57,984           62,134        250,000
12/31/98            15.53%              73,017           76,476        250,000



The assumptions underlying these values are described in Performance Information, page 142.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


FIDELITY VIP EQUITY-INCOME PORTFOLIO
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/89            17.34%             $ 1,661          $ 3,631       $250,000
12/31/90           (15.29)%              3,432            5,652        250,000
12/31/91            31.44%               7,269           11,419        250,000
12/31/92            16.89%              13,115           17,265        250,000
12/31/93            18.29%              20,151           24,301        250,000
12/31/94             7.07%              25,019           29,169        250,000
12/31/95            35.09%              39,059           43,209        250,000
12/31/96            14.28%              49,518           53,668        250,000
12/31/97            28.11%              65,278           69,428        250,000
12/31/98            11.63%              79,210           82,669        250,000


FIDELITY VIP GROWTH PORTFOLIO
12/31/89            31.51%             $ 2,119          $ 4,089       $250,000
12/31/90           (11.73)%              4,114            6,334        250,000
12/31/91            45.51%               9,411           13,561        250,000
12/31/92             9.32%              14,347           18,497        250,000
12/31/93            19.37%              21,722           25,872        250,000
12/31/94            (0.02)%             24,691           28,841        250,000
12/31/95            35.36%              38,991           43,141        250,000
12/31/96            14.71%              49,765           53,915        250,000
12/31/97            23.48%              62,499           66,649        250,000
12/31/98            39.49%              96,661          100,119        250,000



The assumptions underlying these values are described in Performance Information, page 142.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


FIDELITY VIP HIGH INCOME
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/89            (4.17)%            $   910          $ 2,880       $250,000
12/31/90            (2.23)%              3,604            5,824        250,000
12/31/91            35.08%               7,990           12,140        250,000
12/31/92            23.17%              14,738           18,888        250,000
12/31/93            20.40%              22,357           26,057        250,000
12/31/94            (1.64)%             24,844           28,994        250,000
12/31/95            20.72%              34,518           38,668        250,000
12/31/96            14.03%              43,204           47,354        250,000
12/31/97            17.67%              55,320           59,470        250,000
12/31/98            (4.33)%             56,083           59,542        250,000


FIDELITY VIP MONEY MARKET PORTFOLIO
12/31/89             9.12%             $ 1,300          $ 3,270       $250,000
12/31/90             8.04%               4,740            6,960        250,000
12/31/91             6.09%               6,525           10,675        250,000
12/31/92             3.90%              10,131           14,281        250,000
12/31/93             3.23%              13,759           17,909        250,000
12/31/94             4.25%              17,666           21,816        250,000
12/31/95             5.87%              22,127           26,277        250,000
12/31/96             5.41%              26,711           30,861        250,000
12/31/97             5.51%              31,709           35,859        250,000
12/31/98             5.46%              37,648           41,106        250,000



The assumptions underlying these values are described in Performance Information, page 142.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


FIDELITY VIP OVERSEAS PORTFOLIO
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/89            26.28%             $ 1,889          $ 3,859       $250,000
12/31/90            (1.67)%              4,681            6,901        250,000
12/31/91             8.00%               6,494           10,644        250,000
12/31/92           (10.72)%              8,187           12,337        250,000
12/31/93            37.35%              17,191           21,341        250,000
12/31/94             1.72%              20,641           24,791        250,000
12/31/95             9.74%              26,238           30,388        250,000
12/31/96            13.15%              33,400           37,550        250,000
12/31/97            11.56%              40,799           44,949        250,000
12/31/98            12.81%              51,561           55,019        250,000


FIDELITY VIP II ASSET MANAGER PORTFOLIO
12/31/90             6.72%             $ 1,201          $ 3,171       $250,000
12/31/91            22.56%               5,589            7,809        250,000
12/31/92            11.71%               8,138           12,288        250,000
12/31/93            21.23%              14,540           18,690        250,000
12/31/94            (6.09)%             16,150           20,300        250,000
12/31/95            16.96%              23,106           27,256        250,000
12/31/96            14.60%              31,048           35,198        250,000
12/31/97            20.65%              40,382           44,532        250,000
12/31/98            15.05%              51,413           55,563        250,000



The assumptions underlying these values are described in Performance Information, page 142.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


FIDELITY VIP II CONTRAFUND PORTFOLIO
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/96            21.22%             $ 1,763          $ 3,733       $250,000
12/31/97            24.14%               6,008            8,228        250,000
12/31/98            29.98%              10,978           15,128        250,000


FIDELITY VIP II INDEX 500 PORTFOLIO
12/31/93             9.74%             $ 1,383          $ 3,353       $250,000
12/31/94             1.04%               4,287            6,507        250,000
12/31/95            37.19%               9,081           13,231        250,000
12/31/96            22.71%              16,368           20,518        250,000
12/31/97            32.83%              25,485           29,635        250,000
12/31/98            28.31%              39,149           43,299        250,000


FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO
12/31/89            10.26%             $ 1,371          $ 3,341       $250,000
12/31/90             6.21%               4,673            6,893        250,000
12/31/91            16.38%               7,433           11,583        250,000
12/31/92             6.65%              11,518           15,668        250,000
12/31/93            10.96%              16,730           20,880        250,000
12/31/94            (3.76)%             18,745           22,895        250,000
12/31/95            17.32%              26,178           30,328        250,000
12/31/96             3.19%              30,431           34,581        250,000
12/31/97             9.06%              36,758           40,908        250,000
12/31/98             8.85%              44,175           47,633        250,000



The assumptions underlying these values are described in Performance Information, page 142.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


INVESCO VIF - EQUITY INCOME FUND (formerly known as INVESCO VIF - Industrial Income Portfolio)
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/95            29.25%             $ 2,022          $ 3,992       $250,000
12/31/96            22.28%               6,800            9,020        250,000
12/31/97            28.17%              10,624           14,774        250,000
12/31/98            15.30%              16,843           20,993        250,000


INVESCO VIF - UTILITIES FUND
12/31/95             9.08%             $ 1,273          $ 3,243       $250,000
12/31/96            12.76%               5,173            7,393        250,000
12/31/97            23.41%               8,315           12,465        250,000
12/31/98            25.48%              15,605           19,755        250,000


JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
12/31/94            16.33%             $ 1,471          $ 3,441       $250,000
12/31/95            27.48%               6,220            8,440        250,000
12/31/96             7.95%               8,335           12,485        250,000
12/31/97            12.66%              12,634           16,784        250,000
12/31/98            34.26%              22,693           26,843        250,000


JANUS ASPEN BALANCED PORTFOLIO
12/31/94             0.84%             $ 1,062          $ 3,032       $250,000
12/31/95            24.79%               5,521            7,741        250,000
12/31/96            16.18%               8,533           12,683        250,000
12/31/97            22.10%              14,600           18,750        250,000
12/31/98            34.28%              25,715           29,865        250,000



The assumptions underlying these values are described in Performance Information, page 142.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-tobacco Male Age 45                         Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

--------------------------------------------------------------------------------


JANUS ASPEN GROWTH PORTFOLIO
  Year          Annual Total       Cash Surrender       Account         Death
 Ended            Return*              Value             Value         Benefit
12/31/94             2.76%             $ 1,116          $ 3,086       $250,000
12/31/95            30.17%               5,972            8,192        250,000
12/31/96            18.45%               9,437           13,587        250,000
12/31/97            22.75%              15,260           19,410        250,000
12/31/98            35.66%              27,416           31,566        250,000



JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
12/31/95            23.15%             $ 1,740          $ 3,710       $250,000
12/31/96            34.71%               7,158            9,378        250,000
12/31/97            18.51%              10,541           14,691        250,000
12/31/98            17.23%              17,021           21,171        250,000



JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
12/31/94             1.53%             $ 1,061          $ 3,031       $250,000
12/31/95            27.37%               5,737            7,957        250,000
12/31/96            29.04%              10,161           14,311        250,000
12/31/97            22.15%              16,748           20,898        250,000
12/31/98            28.92%              27,473           31,623        250,000



The assumptions underlying these values are described in Performance Information, page 142.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                                     Part II


                           UNDERTAKING TO FILE REPORTS

                  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Texas Business Corporations Act Article 2.02-1 is a comprehensive provision that defines the power of Texas corporations to provide for the indemnification of its directors, officers, employees and agents. This Article also grants to corporations the power to purchase director and officer insurance.

Article XXVIII of the Southland Life Insurance Company Bylaws provides as follows:


                                 ARTICLE XXVIII


INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS


                  SECTION 1. Authorization for indemnification of Directors and officers in actions by or in the right of a company to procure a judgment in its favor.

                  (a) Any person made party to an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a Director or officer of the Company, shall be indemnified against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such Director or officer is adjudged to have breached his duty to the Company.

                  (b) The indemnification authorized under paragraph (a) shall in no case include:

                           (1)  Amounts paid in settling or otherwise disposing
of a threatened or a pending action with or without court approval; or

                           (2)  Expenses incurred in defending a threatened
action or a pending action which is settled or otherwise disposed of without court approval.

                  SECTION 2. Authorization for indemnification of Directors and officers in actions or proceedings other than by or in the right of a company to procure a judgment in its favor.

                  (a) Any person made, or threatened to be made, a party in an action or proceeding other than one by or in the right of the company to procure a judgment in its favor, whether civil, criminal or administrative, including an action by or in the right of any other company of any type or kind, domestic or foreign, which any Director or officer of the Company, served in any capacity at the request of the Company, by reason of the fact that he, his testator or intestate, was a Director or officer of the Company, or served such other company in any capacity, shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such Director or officer acted, in good faith, for a purpose which he reasonably believed to be in the best interests of the Company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

                  (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Director or officer did not act in good faith for a purpose which he reasonably believed to be in the best interests of the Company or that he had reasonable cause to believe that this conduct was unlawful.

                  SECTION 3. Payment of indemnification other than by court award.

                  (a) A person who has been wholly successful, on the merits or otherwise, in the defense of a civil, criminal, or administrative action or proceeding of the character described in Section 1 or Section 2 above shall be entitled to indemnification as authorized in such Section 1 or Section 2.

                  (b) Except as provided in Paragraph (a) of this Section 3, any indemnification under Section 1 or Section 2 above, unless ordered by a court, shall be made by the Company only if authorized in the specific case:

                           (1)  By the Board of Directors acting by a quorum
consisting of Directors who are not parties to such action or proceeding upon a finding that the Director or officer has met the standard of conduct set forth in Section 1 or Section 2, as the case may be; or

                           (2) If a quorum of the Board of Directors is not
obtainable with due diligence:

                                    (A) By the Board of Directors upon the
opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in
Section 1 or Section 2 above has been met by such Director or officer, or

                                    (B) By the stockholder (excluding the
director or officer) upon a finding that the Director or officer has met the applicable standard of conduct set forth in Section 1 or Section 2 above.

                  (c) Reasonable expenses incurred in defending a civil, criminal or administrative action or proceeding may be paid by the Company in advance of the final disposition of such action or proceeding if authorized under paragraph (b) of this Section 3 and if the Director or officer submits a written affirmation that he meets the standards necessary for indemnification and if the facts known to those making the determination would not preclude indemnification, but subject to a written undertaking of repayment if ultimately found not to be entitled to indemnification under the provisions hereof.

                  SECTION 4.  General

                  The foregoing provisions of this Article XXVIII shall be deemed to be a contract between the Company and each Director and officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or therefore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

                  The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any Director or officer may be entitled apart from the provisions of this Article XXVIII.

                  The Board of Directors in its discretion shall have the power on behalf of the Company to indemnify any person, other than a Director or officer, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an employee of the company. Such indemnification shall be to the same extent and subject to the same standards as indemnification for a director or officer.

                  SECTION 5.  Liability Insurance

                  The company and/or the Board of Directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the company or who is or was serving at the request of the company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any and all liability asserted against him and/or incurred by him in such capacity or arising out of his status as such a person, whether or not such person would be subject to or eligible for indemnification under the other provisions of this Article XXVIII.


                 REPRESENTATIONS PURSUANT TO SECTION 26(E)(2)(A)

Southland Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Southland Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 149 pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representations pursuant to Section 26(e)(2)(A).
         The signatures.
         Written consents of the following persons: B. Scott Burton, Esquire; Daniel B. Settle, Vice President and Chief Actuary; Ernst & Young LLP; and Sutherland Asbill & Brennan LLP.
         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
              A.
              (1) Resolution of the Board of Directors of Southland Life Insurance Company establishing Southland Separate Account L1*
              (2)  Not Applicable
              (3)  (a)      Form of Underwriting Agreement between Southland
                            Life Insurance Company
                            and ING America Equities, Inc. **
                   (b)      Form of Distribution Agreement ***
                   (c)      Schedule of Sales Commissions ****
              (4)  Not applicable
              (5)  (a)      Specimen Flexible Premium Adjustable Combination
                            Fixed and Variable Life Insurance Policy *****
                   (a)(1)   Specimen Form of Montana Flexible Premium Adjustable
                            Combination Fixed and Variable Life Insurance
                            Policy *******
                   (a)(2)   Specimen Form of Texas Flexible Premium Adjustable
                            Combination Fixed and Variable Life Insurance
                            Policy *******
                   (b)      Adjustable Term Insurance Rider ****
                   (c)      Accidental Death Benefit Rider ****
                   (d)      Additional Insured Rider ****
                   (e)      Children's Insurance Rider ****
                   (f)      Exchange of Insured Rider ****
                   (g)      Guaranteed Insurability Rider ****
                   (h)      Waiver of the Cost of Insurance Rider ****
                   (i)      Waiver of Specified Premium Rider ****
                   (j)      Guaranteed Minimum Death Benefit Rider ******
                   (k)      Fail Safe Endorsement
              (6)  (a)      Amended and restated Articles of Incorporation of
                            Southland Life Insurance Company ***
                   (b)      By-laws of Southland Life Insurance Company **
              (7)  Not applicable
              (8)  (a)      Form of participation/distribution agreement between
                            The Alger American Fund and the Company ***
                   (b)      Form of participation/distribution agreement between
                            Fidelity Variable Insurance Products Fund and the
                            Company ***
                   (c)      Form of participation/distribution agreement between
                            Fidelity Variable Insurance Products Fund II and the
                            Company ***

                   (d) Form of participation/distribution agreement between INVESCO Variable Investment Funds, Inc. and the Company ***
                   (e) Form of participation/distribution agreement between Janus Aspen Series and the Company ***
              (9)  Not applicable
              (10) Application form *****
              (11) Description of issuance, transfer and redemption
                   procedures ****
              B.   Not applicable

              C.   Not applicable

         2.   Opinion and Consent of B. Scott Burton, Esquire

         3.   Not applicable

         4.   Not applicable

         5.   Not applicable

         6. Opinion and consent of Daniel B. Settle, Vice President and Chief Actuary of Southland Life Insurance Company, as to actuarial matters pertaining to the securities being registered

         7.   (a)  Consent of Ernst & Young LLP
              (b)  Consent of Sutherland Asbill & Brennan LLP

-------------------
* Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 6, 1995.
** Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on February 17, 1995.
*** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N- 4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on September 29, 1995.
**** Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S- 6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 10, 1996.
***** Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on July 30, 1996.
******     Incorporated by reference to Post-Effective Amendment No. 2 to the
          Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 25, 1996.
******* Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 30, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Southland Separate Account L1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Number 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Fulton, State of Georgia, this 29th day of April, 1999.


                                             Southland Separate Account L1
                                             (Registrant)

(SEAL)                                       Southland Life Insurance Company
                                             (Depositor)




Attest: /s/ B. Scott Burton                  By: /s/ James D. Thompson
        -------------------------------          -----------------------------
 B. Scott Burton, Senior Vice President,          James D. Thompson, President
           Secretary & General Counsel





Pursuant to the requirements of the Securities Act of 1933, Southland Life Insurance Company has duly caused this Post-Effective Amendment Number 5 to the Registration Statement to be signed on its behalf by the undersigned persons in their capacities with Southland Life Insurance Company thereunto authorized, and its seal to be hereunto affixed and attested, all in the County of Fulton, State of Georgia, this 29th day of April, 1999.





(SEAL)                                       Southland Life Insurance Company




Attest: /s/ B. Scott Burton                  By: /s/ James D. Thompson
        -------------------------------          -----------------------------
 B. Scott Burton, Senior Vice President,          James D. Thompson, President
 Secretary & General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



Signature                       Title                                    Date
---------                       -----                                    ----



/s/ Stephen M. Christopher
------------------------      Chairman                            April 29, 1999
Stephen M.. Christopher


/s/ James D. Thompson
------------------------      President & Director                April 29, 1999
James D. Thompson


/s/ B. Scott Burton
------------------------      Senior Vice President, Secretary,   April 29, 1999
B. Scott Burton               General Counsel & Director

/s/ Michael W. Cunningham
------------------------      Director                            April 29, 1999
Michael W. Cunningham

/s/ Randall P. Lowery
------------------------      Director                            April 29, 1999
Randall P. Lowery

/s/ Valerie G. Brown
------------------------      Director                            April 29, 1999
Valerie G. Brown

/s/ Jerome J. Cwiok
------------------------      Chief Operating Officer             April 29, 1999
Jerome J. Cwiok               & Director

/s/ David S. Pendergrass
------------------------      Treasurer                           April 29, 1999
David S. Pendergrass

Exhibit Index


1.A.5(k)     Fail Safe Endorsement
2.           Opinion and Consent of B. Scott Burton, Esquire
6.           Opinion and Consent of Daniel B. Settle, Vice President and Chief
             Actuary of Southland Life Insurance Company, as to actuarial matters pertaining to the securities being registered
7.(a)        Consent of Ernst & Young LLP
7.(b)        Consent of Sutherland Asbill & Brennan LLP